STATE STREET RESEARCH
CAPITAL FUND


Prospectus
February 1, 1997



The investment objective of State Street Research Capital Fund (the "Fund") is to seek maximum capital appreciation by investing primarily in common stocks (and preferred stocks and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies and of companies considered to be undervalued special situations, as determined by the Fund's investment manager.


   State Street Research & Management Company (the "Investment Manager") serves as investment adviser to the Fund. As of November 30, 1996, the Investment Manager had assets of approximately $42.5 billion under management. State Street Research Investment Services, Inc. serves as distributor (the "Distributor") for the Fund.


   Shareholders may have their shares redeemed directly by the Fund at net asset value plus the applicable contingent deferred sales charge, if any; redemptions processed through securities dealers may be subject to processing charges.

   There are risks in any investment program, including the risk of changing economic and market conditions, and there is no assurance that the Fund will achieve its investment objective. The net asset value of the Fund's shares fluctuates as market conditions change.

   Because of the Fund's investment policies, the Fund is subject to above-average risks. The Fund generally is designed for investors who want an aggressive investment and can tolerate volatility and possible losses. An investment in the Fund should be part of a balanced investment program which includes more conservative investments.


   This Prospectus sets forth concisely the information a prospective investor ought to know about the Fund before investing. It should be retained for future reference. A Statement of Additional Information about the Fund dated February 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available at no charge upon request to the Fund at the address indicated on the cover or by calling 1-800-562-0032.


   The Fund is a diversified series of State Street Research Capital Trust (the "Trust"), an open-end management investment company.


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


   THE FUND MAY ENGAGE IN SHORT-TERM TRADING, WHICH MAY BE CONSIDERED A SPECULATIVE ACTIVITY AND INVOLVE GREATER RISK AND ADDITIONAL COST TO THE FUND.


   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

Table of Contents                            Page
---------------------------------------------------
Table of Expenses                               2
Financial Highlights                            4
The Fund's Investments                          6
Limiting Investment Risk                        8
Purchase of Shares                              9
Redemption of Shares                           18
Shareholder Services                           20
The Fund and its Shares                        24
Management of the Fund                         25
Dividends and Distributions; Taxes             25
Calculation of Performance Data                26
---------------------------------------------------

   The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares).

   Class A shares are subject to (i) an initial sales charge of up to 4.5% and
(ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.

   Class B shares are subject to (i) a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase, and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.

   Class C shares are offered only to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees.

   Class D shares are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares.

                              Table of Expenses


                                                         Class A      Class B      Class C      Class D
                                                       ------------ ------------ ------------  ------------
Shareholder Transaction Expenses(1)
  Maximum Sales Charge Imposed on Purchases
     (as a percentage of offering price)                    4.5%        None         None         None
  Maximum Deferred Sales Charge (as a percentage of
  net asset value at time of purchase or
  redemption, whichever is lower)                          None(2)         5%        None            1%
  Maximum Sales Charge Imposed on Reinvested Dividends
     (as a percentage of offering price)                   None         None         None         None
  Redemption Fees (as a percentage of amount redeemed,
  if applicable)                                           None         None         None         None
  Exchange Fee                                             None         None         None         None
Annual Fund Operating Expenses
   (as a percentage of average net assets)
  Management Fees                                          0.75%        0.75%        0.75%        0.75%
  12b-1 Fees                                               0.25%        1.00%        None         1.00%
  Other Expenses                                           0.26%        0.26%        0.26%        0.26%
                                                       ------------ ------------ ------------  ------------
    Total Fund Operating Expenses                          1.26%        2.01%        1.01%        2.01%
                                                       ============ ============ ============  ============

(1) Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter and no contingent deferred sales charge is imposed after the fifth year. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in Class A, Class B or Class D shares with a distribution fee may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules. See "Purchase of Shares."
(2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See "Purchase of Shares."

Example:

You would pay the following expenses on a $1,000 investment including, for Class A shares, the maximum applicable initial sales charge and assuming (1) 5% annual return and (2) redemption of the entire investment at the end of each time period:


                       1 Year    3 Years    5 Years    10 Years
                       --------  --------- --------- -----------
Class A shares           $57       $83       $111        $190
Class B shares (1)       $70       $93       $128        $214
Class C shares           $10       $32       $ 56        $124
Class D shares           $30       $63       $108        $234


   You would pay the following expenses on the same investment, assuming no redemption:


                       1 Year    3 Years    5 Years    10 Years
                       --------  --------- --------- -----------
Class B shares (1)       $20       $63       $108        $214
Class D shares           $20       $63       $108        $234


(1) Ten-year figures assume conversion of Class B shares to Class A shares at the end of eight years.

The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.


   The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The percentage expense levels shown in the table are based on experience with expenses for the fiscal year ended September 30, 1996; actual expense levels for the current fiscal year and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders, such as the $7.50 fee for remittance of redemption proceeds by wire. For further information on sales charges, see "Purchase of Shares--Alternative Purchase Program"; for further information on management fees, see "Management of the Fund"; and for further information on 12b-1 fees, see "Purchase of Shares--Distribution Plan."

Financial Highlights

   The data set forth below has been examined by Coopers & Lybrand L.L.P., independent accountants, and their report thereon for the latest five years is included in the Statement of Additional Information. For further information about the performance of the Fund, see "Financial Statements" in the Statement of Additional Information. The Fund's registration under the Investment Company Act of 1940 was effective in March 1984 and its registration under the Securities Act of 1933 was effective in November 1987.


                                                                 Class A
                                     -------------------------------------------------------------
                                                                             February 17, 1993
                                                                               (Commencement
                                           Year ended September 30             of Share Class
                                     ----------------------------------       Designations) to
                                        1996**      1995**      1994         September 30, 1993
                                     -----------  ----------  ---------- --------------------------
Net asset value, beginning of  year    $  13.53    $  9.92     $ 10.43            $  8.03
Net investment loss                        (.05)      (.04)       (.04)              (.03)
Net realized and unrealized  gain on
  investments                              1.30       3.69         .28               2.43
Distributions from net  realized
  gains                                   (1.02)      (.04)       (.75)                --
                                     -----------  ----------  ---------- --------------------------
Net asset value, end of year           $  13.76    $ 13.53     $  9.92            $ 10.43
                                     ===========  ==========  ========== ==========================
Total return                              10.12%+    36.95%+      2.51%+            24.61%+++
Net assets at end of year  (000s)      $114,247    $55,250     $19,891            $ 7,251
Ratio of expenses to average  net
  assets                                   1.26%      1.33%       1.41%              2.43%++
Ratio of net investment loss  to
  average net assets                      (0.39)%    (0.34)%     (0.55)%            (1.43)%++
Portfolio turnover rate                  215.07%    214.59%     167.08%            129.57%
Average commission rate@               $ 0.0278         --          --                 --




                                                                 Class B
                                     -------------------------------------------------------------
                                                                               March 15, 1993
                                                                               (Commencement
                                           Year ended September 30             of Share Class
                                     ----------------------------------       Designations) to
                                        1996**      1995**      1994         September 30, 1993
                                     -----------  ----------  ---------- --------------------------
Net asset value, beginning of  year    $  13.29    $   9.82    $ 10.40            $   8.68
Net investment loss                        (.14)       (.12)      (.08)               (.04)
Net realized and unrealized  gain on
  investments                              1.27        3.63        .25                1.76
Distributions from net  realized
  gains                                   (1.02)       (.04)      (.75)                 --
                                     -----------  ----------  ---------- --------------------------
Net asset value, end of year           $  13.40    $  13.29    $  9.82            $  10.40
                                     ===========  ==========  ========== ==========================
Total return                               9.33%+     35.90%+     1.79%+             19.82%+++
Net assets at end of year  (000s)      $386,899    $203,446    $73,354            $ 16,044
Ratio of expenses to average  net
  assets                                   2.01%       2.08%      2.16%               3.16%++
Ratio of net investment loss  to
  average net assets                      (1.13)%     (1.10)%    (1.28)%             (2.15)%++
Portfolio turnover rate                  215.07%     214.59%    167.08%             129.57%
Average commission rate@               $ 0.0278          --         --                  --




 ** Per-share figures have been calculated using the average shares method.
 ++ Annualized.
  + Total return figures do not reflect any front-end or contingent deferred sales charges.
+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.
  @ Average commission rate per share paid for security trades for fiscal years beginning on or after October 1, 1995.


                                                                 Class C
                                -------------------------------------------------------------------
                                                       Year ended September 30
                                -------------------------------------------------------------------
                                  1996**    1995**      1994       1993        1992        1991
 ------------------------------  --------- ---------  --------- ----------- ----------------------
Net asset value,
   beginning of year             $ 13.66    $  9.99    $ 10.46    $  7.96     $  7.74     $  5.03
Net investment loss                 (.01)      (.01)      (.03)      (.06)       (.06)       (.08)
Net realized and
   unrealized gain (loss)
   on investments                   1.31       3.72        .31       3.90         .63        2.79
Distributions from net
 realized gains                    (1.02)      (.04)      (.75)     (1.34)       (.35)         --
                                 --------- ---------  --------- ----------- ----------------------
Net asset value, end of year     $ 13.94    $ 13.66    $  9.99    $ 10.46     $  7.96     $  7.74
                                 ========= =========  ========= =========== ======================
Total return+                      10.41%     37.30%      2.91%     55.46%       7.34%      53.88%
Net assets at end
   of year (000s)                $34,835    $47,553    $23,967    $18,342     $11,654     $10,939
Ratio of expenses to
   average net assets               1.01%      1.08%      1.16%      2.11%       1.54%       1.88%
Ratio of net investment
   loss to average net assets      (0.08)%    (0.07)%    (0.32)%    (1.30)%     (0.86)%     (1.14)%
Portfolio turnover rate           215.07%    214.59%    167.08%    129.57%     124.94%     219.62%
Average commission rate@         $0.0278         --         --         --          --          --

                                                  Class C
                                 -------------------------------------------
                                          Year ended September 30
                                 -------------------------------------------
                                   1990      1989       1988       1987
 ------------------------------  --------- ---------  --------- -----------
Net asset value,
   beginning of year             $  6.72    $  5.00    $  8.99    $  8.57
Net investment loss                 (.03)      (.01)      (.01)      (.05)
Net realized and
   unrealized gain (loss)
   on investments                  (1.31)      1.73      (1.80)      2.88
Distributions from net
 realized gains                     (.35)        --      (2.18)     (2.41)
                                 --------- ---------  --------- -----------
Net asset value, end of year     $  5.03    $  6.72    $  5.00    $  8.99
                                 ========= =========  ========= ===========
Total return+                     (20.81)%    33.93%    (13.96)%    42.63%
Net assets at end
   of year (000s)                $ 7,440    $ 9,479    $ 7,422    $10,556
Ratio of expenses to
   average net assets               1.93%      1.98%      1.98%      1.67%
Ratio of net investment
   loss to average net assets      (0.54)%    (0.14)%    (0.17)%    (0.70)%
Portfolio turnover rate           259.27%    242.88%    272.09%    268.00%
Average commission rate@              --         --         --         --



                                                                   Class D
                                           -----------------------------------------------------
                                                                                March 15, 1993
                                                Year ended September 30         (Commencement
                                                                                of Share Class
                                            --------------------------------   Designations) to
                                              1996**     1995**      1994     September 30, 1993
                                           -----------  ---------  --------- --------------------
Net asset value, beginning of year           $  13.31    $  9.83   $ 10.39         $  8.68
Net investment loss                              (.14)      (.12)     (.09)           (.04)
Net realized and unrealized gain on
   investments                                   1.27       3.64       .28            1.75
Distributions from net realized gains           (1.02)      (.04)     (.75)             --
                                           -----------  ---------  --------- --------------------
Net asset value, end of year                 $  13.42    $ 13.31   $  9.83         $ 10.39
                                           ===========  =========  ========= ====================
Total return                                     9.23%+    36.07%+    2.00%+         19.70%+++
Net assets at end of year (000s)             $190,319    $95,797   $37,783         $ 5,011
Ratio of expenses to average net assets          2.01%      2.08%     2.16%           3.16%++
Ratio of net investment loss to average
   net assets                                   (1.13)%    (1.09)%   (1.28)%         (2.16)%++
Portfolio turnover rate                        215.07%    214.59%   167.08%         129.57%
Average commission rate@                     $ 0.0278         --        --              --




 ** Per-share figures have been calculated using the average shares method.
 ++ Annualized.
  + Total return figures do not reflect any front-end or contingent deferred sales charges.
+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.
  @ Average commission rate per share paid for security trades for fiscal years beginning on or after October 1, 1995.

The Fund's Investments

The Fund's investment objective is to seek maximum capital appreciation by investing primarily in common stocks (and preferred stocks and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies and of companies considered to be undervalued special situations, as determined by the Fund's investment manager. The investment objective is a fundamental policy that may not be changed without approval of the Fund's shareholders.

   In seeking to achieve its investment objective, the Fund invests at least 65% of its total assets under normal circumstances in the common stock (and preferred stocks and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies and companies considered to be undervalued special situations. The Investment Manager considers emerging growth companies to be those companies which are less mature and have the potential to grow substantially faster than the economy. The Investment Manager considers undervalued special situations to include common stocks of companies, such as larger, more mature companies, which trade at prices believed by the Investment Manager to be below the companies' intrinsic values and which therefore offer the potential for above-average investment returns. A special situation company is one which, because of unique circumstances such as, for example, a particular business niche it fills, is an attractive investment even though it is not in the emerging growth stage. In selecting such investments, the Investment Manager considers a variety of factors, any one of which may be determinative. These include a company's expected growth in earnings, relative financial condition and cash flow, competitive position, management and business strategy, overall potential as an enterprise, entrepreneurial character, and new or innovative products, services or processes. The capitalization of the companies in which the Fund invests can range across the full spectrum from small to large capitalization, with varying or high proportions from time to time in different capitalization segments.

   Under normal circumstances, the Fund expects to be fully invested in equity securities as described above. However, the Fund may, consistent with its investment objective, also invest at any time up to 35% of its total assets in other equity and debt securities, such as those issued by more mature companies which are not special situation companies, and U.S. Government securities. The Fund will purchase investment grade debt securities (i.e., rated at the time of purchase within the AAA, AA, A or BBB categories by Standard & Poor's Corporation ("S&P") or Aaa, Aa, A or Baa categories by Moody's Investors Service, Inc. ("Moody's")), or securities that are not rated but considered by the Investment Manager to be of equivalent investment quality. The debt securities, which may have differing maturities and fixed or floating interest rates, will be U.S. Government securities or issued by larger capitalization issuers. For more information on debt ratings, see the Statement of Additional Information.

Investment Practices

Foreign Investments

The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or similar securities representing interests in the securities of foreign issuers. Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.

   ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

   ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based trading. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

   The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

   It is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies. However, the Fund may also invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager, although the Fund does not presently expect to invest more than 5% of its total assets in issuers in such less developed countries. Such countries include countries that have an emerging stock market that trades a small number of securities; countries with low- to middle-income economies; and/or countries with economies that are based on only a few industries. Eastern European countries are considered to have less developed capital markets.

   For further information regarding foreign investments, see the Statement of Additional Information.

Currency Transactions

In order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies, the Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or by entering into forward contracts to purchase or sell currencies. Although such contracts tend to minimize the risk of loss resulting from a correctly predicted decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase. In entering a forward currency transaction, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by a counterparty by dealing only with established, large institutions with which the Investment Manager has done substantial business in the past. For further information, see the Statement of Additional Information.

Other Investment Policies

The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank, or any combination thereof. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

   The Fund will retain most rights of ownership including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

   The Fund may, subject to certain limitations, buy and sell options, futures contracts and options on futures contracts on securities and securities indices, enter into repurchase agreements and purchase securities on a "when issued" or forward commitment basis. The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums on open positions with respect to futures and options used for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets; similar policies apply to options which are not commodities. The Fund may enter various forms of swap arrangements, which have simultaneously the characteristics of a security and a futures contract, although the Fund does not presently expect to invest more than 5% of its total assets in such items. These swap arrangements include interest rate swaps, currency swaps and index swaps. See the Statement of Additional Information.

   The Fund may invest in restricted securities in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. Because the market for such securities is still developing, such securities could possibly become illiquid in particular circumstances. See the Statement of Additional Information.

   The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate involves greater transaction costs, relative to other funds in general, and may have tax and other consequences as well. See the Statement of Additional Information.

   Because the Fund invests primarily in emerging growth and special situation companies, an investment in the Fund involves greater than average risks and the value of the Fund's shares may fluctuate more widely than the value of shares of a fund that invests in more established companies. Securities held by the Fund, particularly those traded over-the-counter, may have limited marketability and may be subject to more abrupt or erratic market movements over time than securities of larger, more seasoned companies or the market as a whole. The issuers of over-the-counter securities may have limited product lines, markets and financial resources, may be dependent on entrepreneurial management, typically reinvest most of their net income in the enterprise and typically do not pay dividends.

Limiting Investment Risk

In seeking to lessen investment risk, the Fund operates under certain fundamental and nonfundamental investment restrictions. Under the fundamental restrictions the Fund may not (a) purchase a security of any one issuer (other than securities issued by the U.S. Government or its instrumentalities), if such purchase would cause more than 5% of the Fund's total assets to be invested in the securities of such issuer; (b) purchase for its portfolio a security of any one issuer if such purchase would cause more than 10% of any class of securities of such issuer to be held by the Fund; or (c) invest more than 25% of the Fund's total assets in securities of issuers principally engaged in any one industry with certain designated exceptions such as in the case of the U.S. Government.

   The foregoing fundamental investment restrictions may not be changed except by vote of the holders of a majority of the outstanding voting securities of the Fund. The vote of a majority of the outstanding voting securities of the Fund means the vote (A) of 67 per centum or more of the voting securities present at a meeting, if the holders of more than 50 per centum of the outstanding voting securities of the Fund are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of the Fund, whichever is less.

   Under the nonfundamental investment restrictions, the Fund may not invest more than 15% of the Fund's net assets in illiquid securities including repurchase agreements extending for more than seven days and may not invest more than 5% of the Fund's net assets in restricted securities excluding securities eligible for resale under Rule 144A under the Securities Act of 1933. Although many illiquid securities may also be restricted, and vice versa, compliance with each of these policies will be determined independently. The foregoing nonfundamental investment restrictions may be changed without a shareholder vote.

   For further information on the above and other fundamental and nonfundamental investment restrictions, see the Statement of Additional Information.

   The Fund may hold up to 100% of its assets in cash or certain short-term securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. To the extent that the Fund's assets are held in a temporary defensive position, the Fund will not be achieving its investment objective. The types of short-term instruments in which the Fund may invest for such purposes are, as more fully described in the Statement of Additional Information: U.S. Government securities, custodial receipts, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper rated at least "A" by S&P or "Prime" by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least "A" by S&P or Moody's). See the Statement of Additional Information.


Information on the Purchase of Shares, Redemption of Shares and Shareholder Services is set forth on pages 9 to 24 below.


 The Fund is available for investment by many kinds of investors including participants investing through 401(k) or other retirement plan sponsors, employees investing through savings plans sponsored by employers, Individual Retirement Accounts ("IRAs"), trusts, corporations, individuals, etc. The applicability of the general information and administrative procedures set forth below accordingly will vary depending on the investor and the recordkeeping system established for a shareholder's investment in the Fund. Participants in 401(k) and other plans should first consult with the appropriate person at their employer or refer to the plan materials before following any of the procedures below. For more information or assistance, anyone may call 1-800-562-0032.

Purchase of Shares

Methods of Purchase


Through Dealers and Others

Shares of the Fund are continuously offered through securities dealers, financial institutions and others (collectively referred to herein as securities dealers or dealers) who have entered into sales agreements with the Distributor. Purchases through dealers are confirmed at the offering price, which is the net asset value plus the applicable sales charge, next determined after the order is duly received by State Street Research Shareholder Services ("Shareholder Services"), a division of State Street Research Investment Services, Inc., from the dealer. ("Duly received" for purposes herein means in accordance with the conditions of the applicable method of purchase as described below.) The dealer is responsible for transmitting the order promptly to Shareholder Services in order to permit the investor to obtain the current price. See "Purchase of Shares--Net Asset Value" herein.

By Mail


Initial investments in the Fund may be made by mailing or delivering to the investor's dealer a completed Application (accompanying this Prospectus), together with a check for the total purchase price payable to the Fund. The dealer must forward the Application and check in accordance with the instructions on the Application.


   Additional shares may be purchased by mailing to Shareholder Services a check payable to the Fund in the amount of the total purchase price together with any one of the following: (i) an Application; (ii) the stub from the shareholder's account statement; or (iii) a letter setting forth the name of the Fund, the class of shares and the account name and number. Shareholder Services will deliver the purchase order to the transfer agent and dividend paying agent, State Street Bank and Trust Company (the "Transfer Agent").

   If the check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be cancelled.

By Wire


An investor may purchase shares by wiring Federal Funds of not less than $5,000 to State Street Bank and Trust Company, which also serves as the Trust's custodian (the "Custodian"), as set forth below. Prior to making an investment by wire, an investor must notify Shareholder Services at 1-800-562-0032 and obtain a control number and instructions. Following such notification, Federal Funds should be wired through the Federal Reserve System to:



ABA #011000028
State Street Bank and Trust Company
Boston, MA
BNF =State Street Research Capital Fund
     and class of shares (A, B, C or D)
AC = 99029761
OBI = Shareholder Name
      Shareholder Account Number
      Control #K (assigned by State
      Street Research Shareholder Services)

   In order for a wire investment to be processed on the same day (i) the investor must notify Shareholder Services of his or her intention to make such investment by 12 noon Boston time on the day of his or her investment; and (ii) the wire must be received by 4 P.M. Boston time that same day.

   An investor making an initial investment by wire must promptly complete the Application accompanying this Prospectus and deliver it to his or her securities dealer, who should forward it as required. No redemptions will be effected until the Application has been duly processed.


   The Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by the Fund. The Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.


Minimum Investment
                                       Class of Shares
                             -----------------------------------
                                 A         B       C       D
                              --------  --------  --------------
Minimum Initial Investment
  By Wire                      $5,000    $5,000    (a)   $5,000
 IRAs                          $2,000    $2,000    (a)   $2,000
 By Investamatic               $1,000    $1,000    (a)   $1,000
 All other                     $2,500    $2,500    (a)   $2,500
Minimum Subsequent
  Investment:
  By Wire                      $5,000    $5,000    (a)   $5,000
 IRAs                             $50       $50    (a)      $50
 By Investamatic                  $50       $50    (a)      $50
 All other                        $50       $50    (a)      $50

(a) Special conditions apply; contact the Distributor.


   The Fund reserves the right to vary the minimums for initial or subsequent investments as in the case of, for example, exchanges and investments under various retirement and employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, or other investment plans for reinvestment of dividends and distributions or for periodic investments (e.g., Investamatic Check Program).

Alternative Purchase Program

General

Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding shares or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire initial purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.


   As described in greater detail below, dealers are paid differing amounts of commission and other compensation depending on which class of shares they sell.


   The major differences among the various classes of shares are as follows:

                                Class A                    Class B               Class C            Class D
                        ----------------------    -------------------------    ----------    ---------------------
Sales Charges           Initial sales charge      Contingent deferred sales    None          Contingent deferred
                        at time of investment     charge of 5% to 2%                         sales charge of 1%
                        of up to 4.5%             applies to any shares                      applies to any shares
                        depending on amount of    redeemed within first                      redeemed within one
                        investment                five years following                       year following their
                                                  their purchase; no                         purchase
                                                  contingent deferred sales
                                                  charge after five years
                        On investments of $1
                        million or more, no
                        initial sales
                        charge; but
                        contingent deferred
                        sales charge of 1%
                        applies to any
                        shares redeemed
                        within one year
                        following their
                        purchase

Distribution Fee        None                      0.75% for first eight        None          0.75% each year
                                                  years; Class B shares
                                                  convert automatically to
                                                  Class A shares after
                                                  eight years

Service Fee             0.25% each year           0.25% each year              None          0.25% each year


Initial Commission      Above described           4%                           None          1%
Received by             initial sales charge
Selling Dealers         less 0.25% to 0.50%
                        retained by
                        Distributor On
                        investments of $1
                        million or more,
                        0.25% to 1% paid to
                        dealer by
                        Distributor

   In deciding which class of shares to purchase, the investor should consider the amount of the investment, the length of time the investment is expected to be held, and the ongoing service fee and distribution fee, among other factors.

   Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of the sales charge, not all of an investor's purchase amount is invested unless the purchase equals $1,000,000 or more. Class B shareholders pay no initial sales charge, but a contingent deferred sales charge of up to 5% generally applies to shares redeemed within five years of purchase. Class D shareholders also pay no initial sales charge, but a contingent deferred sales charge of 1% generally applies to redemptions made within one year of purchase. For Class B and Class D shareholders, therefore, the entire purchase amount is immediately invested in the Fund.

   An investor who qualifies for a significantly reduced initial sales charge, or a complete waiver of the sales charge on investments of $1,000,000 or more, on the purchase of Class A shares might elect that option to take advantage of the lower ongoing service and distribution fees that characterize Class A shares compared with Class B or Class D shares.

   Class A, Class B and Class D shares are assessed an annual service fee of 0.25% of average daily net assets. In addition, Class B shares are assessed an annual distribution fee of 0.75% of daily net assets for an eight-year period following the date of purchase and are then automatically converted to Class A shares. Class D shares are assessed an annual distribution fee of 0.75% of daily net assets for as long as the shares are held. The prospective investor should consider these fees plus the initial or contingent deferred sales charges in estimating the costs of investing in the various classes of the Fund's shares.

   Only certain employee benefit plans and large institutions may make investments in Class C shares.


   Some of the service and distribution fees are allocated to dealers (see "Distribution Plan" below). In addition, the Distributor will, at its expense, provide additional cash and noncash incentives to dealers that sell shares. Such incentives may be extended only to those dealers that have sold or may sell significant amounts of shares and/or meet other conditions established by the Distributor; for example, the Distributor may sponsor special promotions to develop particular distribution channels or to reach certain investor groups. The Distributor may also compensate those dealers with clients who maintain their investments in a Fund over a period of years. The incentives may include merchandise and trips to and attendance at sales seminars at resorts.


Class A Shares--Initial Sales Charges

Sales Charges


The purchase price of a Class A share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein, plus a sales charge which varies depending on the dollar amount of the shares purchased as set forth in the table below. A major portion of this sales charge is reallowed by the Distributor to the dealer responsible for the sale.
                     Sales          Sales
                     Charge        Charge
                    Paid By         Paid           Dealer
     Dollar         Investor     By Investor     Concession
    Amount of       As % of        As % of        As % of
    Purchase        Purchase      Net Asset       Purchase
   Transaction       Price          Value          Price

Less than
$100,000              4.50%         4.71%           4.00%

$100,000 or
above but
less than
$250,000              3.50%         3.63%           3.00%

$250,000 or
above but
less than
$500,000              2.50%         2.56%           2.00%

$500,000 or
above but
less than
$1 million            2.00%         2.04%           1.75%

                                                    See
$1 million                                       following
and above                0%            0%        discussion


   On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized dealer a commission based on the aggregate of such sales as follows:


Amount of Sale                    Commission
 -------------------------------  -------------
(a) $1 million to $3 million         1.00%
(b) Next $2 million                  0.50%
(c) Amount over $5 million           0.25%


   On such sales of $1,000,000 or more, unless the above commission is waived by the dealer, the investor is subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. However, such redeemed shares will not be subject to the contingent deferred sales charge to the extent that their value represents (1) capital appreciation or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" below (as otherwise applicable to Class B shares).


   Class A shares of the Fund that are purchased without a sales charge may be exchanged for Class A shares of certain other Eligible Funds, as described below, without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply upon a subsequent redemption within one year of the Class A shares which are acquired through such exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Reduced Sales Charges


The reduced sales charges set forth in the table above are applicable to purchases made at any one time by any "person," as defined in the Statement of Additional Information, of $100,000 or more of Class A shares of the Fund or a combination of "Eligible Funds." "Eligible Funds" include the Fund and other funds so designated by the Distributor from time to time. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Dealers should call Shareholder Services for details concerning the other Eligible Funds and any persons who may qualify for reduced sales charges and related information. See the Statement of Additional Information.


Letter of Intent

Any investor who provides a Letter of Intent may qualify for a reduced sales charge on purchases of no less than an aggregate of $100,000 of Class A shares of the Fund and any other Eligible Funds within a 13-month period. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Additional information on a Letter of Intent is available from dealers, or from the Distributor, and also appears in the Statement of Additional Information.

Right of Accumulation

Investors may purchase Class A shares of the Fund or a combination of shares of the Fund and other Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. Under the Right of Accumulation, the sales charge is determined by combining the current purchase with the value of the Class A shares of other Eligible Funds held at the time of purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. See the Statement of Additional Information and call Shareholder Services for details concerning the Right of Accumulation.

Other Programs

Class A shares of the Fund may be sold at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor, in the event the Distributor determines to implement such arrangements. Information on such arrangements and further conditions and limitations is available from the Distributor.

   In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and persons: (A) the Investment Manager, Distributor, or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers, minimum investments by various groups of eligible persons and any other matters, as may be adopted by the Distributor from time to time.


Class B Shares--Contingent Deferred
 Sales Charges

Contingent Deferred Sales Charges

The public offering price of Class B shares is the net asset value per share next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. However, a contingent deferred sales charge may be imposed upon certain redemptions of Class B shares as described below.


   The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class B shares without an initial sales charge.


   Class B shares that are redeemed within a five-year period after their purchase will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:


                           Contingent Deferred Sales
                            Charge As A Percentage
Redemption During             Of Net Asset Value
-----------------------  ------------------------------
1st Year Since Purchase              5%
2nd Year Since Purchase              4%
3rd Year Since Purchase              3%
4th Year Since Purchase              3%
5th Year Since Purchase              2%
6th Year Since Purchase
  and Thereafter                    None


   In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption of Class B shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. The holding period for purposes of applying a contingent deferred sales charge on Class B shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Funds, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge does not apply to exchanges, or to redemptions under a systematic with-drawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code for retirement accounts or plans (e.g., age 70-1/2 for IRAs and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an IRA. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund.) The Fund may modify or terminate the waivers described above at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.


Conversion of Class B Shares to Class A Shares

A shareholder's Class B shares, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

Class C Shares--Institutional; No Sales Charge

The purchase price of a Class C share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase or redemption. The Fund will receive the full amount of the investor's purchase payment.


   In general, Class C shares are only available for new investments by certain large institutions and, employee benefit plans which acquire shares through programs or products sponsored by Metropolitan Life Insurance Company ("Metropolitan") and/or its affiliates, for which Class C shares have been designated. Information on the availability of Class C shares and further conditions and limitations is available from the Distributor.


   Shares held prior to February 17, 1993 are deemed to be Class C shares, but shareholders thereof may not acquire additional Class C shares except through reinvestment of dividends and distributions. Class C shares may have also been issued directly or through exchanges to those shareholders of the Fund or other Eligible Funds who previously held shares not subject to any future sales charge or service fees or distribution fees.

Class D Shares--Spread Sales Charges


The purchase price of a Class D share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus, the full amount of the investor's purchase payment will be invested in the Fund. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. The contingent deferred sales charge will be 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The Distributor pays dealers a 1% commission for selling Class D shares at the time of purchase. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class D shares without an initial sales charge.


   Class D shares that are redeemed within one year after purchase will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" above (as otherwise applicable to Class B shares). For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Net Asset Value

The Fund's per share net asset values are determined Monday through Friday as of the close of the New York Stock Exchange (the "NYSE") exclusive of days on which the NYSE is closed. The NYSE ordinarily closes at 4 P.M. New York City time. Assets held by the Fund are valued at the last reported sale price as of the close of business on the valuation date, except that securities and assets for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Trustees of the Trust. In determining the value of certain assets for which market quotations are not readily available, the Fund may use one or more pricing services. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE. The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less that have a remaining maturity of 60 days or less when the value obtained is fair value. Further information with respect to the valuation of the Fund's assets is included in the Statement of Additional Information.

Distribution Plan

The Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

   Class      Service Fee      Distribution Fee
---------- ---------------- ----------------------
A                0.25%               None
B                0.25%               0.75%
C                None                None
D                0.25%               0.75%


   Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class D shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.

   The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.


   The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

   Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

   A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time by the Trustees of the Trust.

Redemption of Shares

Shareholders may redeem all or any portion of their accounts on any day the NYSE is open for business. Redemptions will be effective at the applicable net asset value per share next determined (see "Purchase of Shares--Net Asset Value" herein) after receipt of the redemption request, in accordance with the requirements described below, by Shareholder Services and delivery of the request by Shareholder Services to the Transfer Agent. To allow time for the clearance of checks used for the purchase of any shares which are tendered for redemption shortly after purchase, the remittance of the redemption proceeds for such shares could be delayed for 15 days or more after the purchase. Shareholders who anticipate a potential need for immediate access to their investments should, therefore, purchase shares by wire. Except as noted, redemption proceeds from the Fund are normally remitted within seven days after receipt of the redemption request by the Fund and any necessary documents in good order.

Methods of Redemption

Request By Mail

A shareholder may request redemption of shares, with proceeds to be mailed to the shareholder or wired to a predesignated bank account (see "Proceeds By Wire" below), by sending to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) an endorsed stock power in good order with respect to the shares or, if issued, the share certificates for the shares endorsed for transfer or accompanied by an endorsed stock power; (3) any required signature guarantees (see "Redemption of Shares--Signature Guarantees" below); and (4) any additional documents which may be required for redemption in the case of corporations, trustees, etc., such as certified copies of corporate resolutions, governing instruments, powers of attorney, and the like. The Transfer Agent will not process requests for redemption until it has received all necessary documents in good order. A shareholder will be notified promptly if a redemption request cannot be accepted. Shareholders having any questions about the requirements for redemption should call Shareholder Services toll-free at 1-800-562-0032.

Request By Telephone

Shareholders may request redemption by telephone with proceeds to be transmitted by check or by wire (see "Proceeds By Wire" below). A shareholder can request a redemption for $50,000 or less to be transmitted by check. Such check for the proceeds will be made payable to the shareholder of record and will be mailed to the address of record. There is no fee for this service. It is not available for shares held in certificate form or if the address of record has been changed within 30 days of the redemption request. The Fund may revoke or suspend the telephone redemption privilege at any time and without notice. See "Shareholder Services--Telephone Services" for a discussion of the conditions and risks associated with Telephone Privileges.

Proceeds By Wire


Upon a shareholder's written request or by telephone if the shareholder has Telephone Privileges, the Trust's custodian will wire redemption proceeds to the shareholder's predesignated bank account. To make the request, the shareholder should call 1-800-562-0032 prior to 4 P.M. Boston time. A $7.50 charge against the shareholder's account will be imposed for each wire redemption. This charge is subject to change without notice. The shareholder's bank may also impose a charge for receiving wires of redemption proceeds. The minimum redemption by wire is $5,000.

Request to Dealer to Repurchase

For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Payment of the repurchase proceeds is made to the dealer who placed the order promptly upon delivery of certificates for shares in proper form for transfer or, for Open Accounts, upon the receipt of a stock power with signatures guaranteed as described below, and, if required, any supporting documents. Neither the Fund nor the Distributor imposes any charge upon such a repurchase. However, a dealer may impose a charge as agent for a shareholder in the repurchase of his or her shares.

   The Fund has reserved the right to change, modify or terminate the services described above at any time.

Additional Information

Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed promptly to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

   To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

   The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Redemption of Shares" herein.

Signature Guarantees

To protect shareholder accounts, the Transfer Agent, the Fund, the Investment Manager and the Distributor from possible fraud, signature guarantees are required for certain redemptions. Signature guarantees help the Transfer Agent to determine that the person who has authorized a redemption from the account is, in fact, the shareholder. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances. Please contact Shareholder Services at 1-800-562-0032 for specific requirements relating to your account.

Shareholder Services

The Open Account System

Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class D shares will not be issued, while certificates representing Class A or Class C shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

   The Fund's Open Account System provides the following options:

   1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check, payable to the Fund, to Shareholder Services under the terms set forth above under "Purchase of Shares."

   2. The following methods of receiving dividends from investment income and distributions from capital gains are available:

    (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

    (b) All income dividends in cash; all capital gains distributions reinvested in additional shares of the Fund.

    (c) All income dividends and capital gains distributions in cash.

    (d) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "Dividend Allocation Plan" herein.

   Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, the account will automatically be coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to Shareholder Services. Dividends and distributions are reinvested at net asset value without a sales charge.

Exchange Privilege

Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class D shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of the acquired Class A, Class B and Class D shares, the holding period of the redeemed shares is "tacked" to the holding period of the acquired shares. The period any Class E shares are held is not tacked to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.


   Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash

Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class D shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

   For the convenience of its shareholders who have Telephone Privileges, the Fund permits exchanges by telephone request from either the shareholder or his or her dealer. Shares may be exchanged by telephone provided that the registration of the two accounts is the same. The toll-free number for exchanges is 1-800-562-0032. See "Telephone Services" herein for a discussion of conditions and risks associated with Telephone Privileges.


   The exchange privilege may be exercised only in those states where shares of the relevant other Eligible Fund may legally be sold. For tax purposes, each exchange actually represents the sale of shares of one fund and the purchase of shares of another. Accordingly, exchanges may produce a capital gain or loss for tax purposes. The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same Telephone Privileges as the existing account, unless Shareholder Services is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

   The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by Shareholder Services and delivered by Shareholder Services to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact Shareholder Services.

Reinvestment Privilege

A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

   Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by Shareholder Services of such shareholder's written purchase request and delivery of the request by Shareholder Services to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund. No charge is imposed by the Fund for such reinvestments; however, dealers may charge fees in connection with the reinvestment privilege. The reinvestment privilege may be exercised with respect to an Eligible Fund only in those states where shares of the relevant other Eligible Fund may legally be sold.

Investment Plans


The Investamatic Program is available to Class A, Class B and Class D shareholders. Under this Program, shareholders may make regular investments by authorizing withdrawals from their bank accounts each month or quarter on the Application available from Shareholder Services.


   The Distributor also offers IRAs and tax-sheltered retirement plans, including prototype and other employee benefit plans for employees, sole proprietors, partnerships and corporations. Details of these investment plans and their availability may be obtained from securities dealers or from Shareholder Services.

Systematic Withdrawal Plan

A shareholder who owns noncertificated Class A or Class C shares with a value of $5,000 or more, or Class B or Class D shares with a value of $10,000 or more, may elect by participating in the Fund's Systematic Withdrawal Plan to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

   In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either
(a) the value, at the time the Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Plan was initiated, whichever is higher.

   Expenses of the Plan are borne by the Fund. A participating shareholder may withdraw from the Plan and the Fund may terminate the Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Check Program and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan


The Dividend Allocation Plan allows shareholders to elect to have all of their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount. The number of shares purchased will be determined as of the dividend payment date. The Dividend Allocation Plan is subject to state securities law requirements, to suspension at any time, and to such policies, limitations and restrictions, as, for instance, may be applicable to street name or master accounts, that may be adopted from time to time.

Automatic Bank Connection

A shareholder may elect, by participating in the Fund's Automatic Bank Connection ("ABC"), to have dividends and other distributions, including Systematic Withdrawal Plan payments, automatically deposited in the shareholder's bank account by electronic funds transfer. Some contingent deferred sales charges may apply. See "Systematic Withdrawal Plan" herein.

Reports

Reports for the Fund will be sent to shareholders of record at least semiannually. These reports will include a list of the securities owned by the Fund as well as the Fund's financial statements.

Telephone Services

The following telephone privileges ("Telephone Privileges") can be used:

(1) the privilege allowing the shareholder to make telephone redemptions for amounts up to $50,000 to be mailed to the shareholder's address of record is available automatically;

(2) the privilege allowing the shareholder or his or her dealer to make telephone exchanges is available automatically;


(3) the privilege allowing the shareholder to make telephone redemptions for amounts over $5,000, to be remitted by wire to the shareholder's predesignated bank account, is available by election on the Application accompanying this Prospectus. A current shareholder who did not previously request such telephone wire privilege on his or her original Application may request the privilege by completing a Telephone Redemption-by-Wire Form which may be obtained by calling 1-800-562-0032. The Telephone Redemption-by-Wire Form requires a signature guarantee; and

(4) the privilege allowing the shareholder to make telephone purchases or redemptions, transmitted via the Automated Clearing House system, into or from the shareholder's predesignated bank account, is available upon completion of the requisite initial documentation. For details and forms, call 1-800-562-0032. The documentation requires a signature guarantee.


   A shareholder may decline the automatic Telephone Privileges set forth in (1) and (2) above by so indicating on the Application accompanying this Prospectus.

   A shareholder may discontinue any Telephone Privilege at any time by advising Shareholder Services that the shareholder wishes to discontinue the use of such privileges in the future.

   Unless such Telephone Privileges are declined, a shareholder is deemed to authorize Shareholder Services and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. None of the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager or the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.


   Shareholders may redeem or exchange shares by calling toll-free 1-800-562-0032. Although it is unlikely, during periods of extraordinary market conditions, a shareholder may have difficulty in reaching Shareholder Services at such telephone number. In that event, the shareholder should contact Shareholder Services at 1-800-562-0032 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

Shareholder Account Inquiries:
 Please call 1-800-562-0032

Call this number for assistance in answering general questions on your account, including account balance, available shareholder services, statement information and performance of the Fund. Account inquiries may also be made in writing to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408. A fee of up to $10 will be charged against an account for providing additional account transcripts or photocopies of paid redemption checks or for researching records in response to special requests.


Shareholder Telephone Transactions:
 Please call 1-800-562-0032


Call this number for assistance in purchasing shares by wire and for telephone redemptions or telephone exchange transactions. Shareholder Services will require some form of personal identification prior to acting upon instructions received by telephone. Written confirmation of each transaction will be provided.

The Fund and its Shares


The Fund, originally organized as a Massachusetts corporation in 1967, is a diversified series of State Street Research Capital Trust, a Massachusetts business trust, formed in 1988. The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trust is registered with the Securities and Exchange Commission under the 1940 Act as an open-end management investment company. The fiscal year of the Fund is September 30.


   Except for those differences between the classes of shares described below and elsewhere in the Prospectus, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable. In the future, certain classes may be redesignated, for administrative purposes only, to conform to standard class designations and common usage of terms which may develop in the mutual fund industry. For example, Class C shares may be redesignated as Class Y shares and Class D shares may be redesignated as Class C shares. Any redesignation would not affect any substantive rights respecting the shares.

   Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class B and Class D shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges.

   The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

   Under the Master Trust Agreement of the Trust, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under said Act, the Board of Trustees will be a self-perpetuating body until fewer than two thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding Trust shares can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

   Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

Management of the Fund

Under the provisions of the Master Trust Agreement and the laws of Massachusetts, primary responsibility for the management and supervision of the Fund rests with the Trustees.

   The Fund's investment manager is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees.

   The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy, which continues to this day, emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.

   The Investment Manager and the Distributor are indirect wholly-owned subsidiaries of Metropolitan Life Insurance Company, and both are located at One Financial Center, Boston, Massachusetts 02111-2690.


   Under its Advisory Agreement with the Trust, the Investment Manager receives a monthly investment advisory fee equal to 0.75% (on an annual basis) of the average daily value of the net assets of the Fund. Such fee is higher than that charged by most mutual funds, but is believed by the Trustees to be justified given the considerable analysis and research necessary to manage the Fund in light of its investment objective and policies. The Fund bears all costs of its operation other than those incurred by the Investment Manager under the Advisory Agreement. In particular, the Fund pays investment advisory fees, and the compensation and expenses of the Trustees who are not otherwise currently affiliated with the Trust, the Investment Manager or any of its affiliates. The Fund also incurs expenses payable to various states in connection with the offer and sale of the Fund's shares, and expenses for legal, custodian and transfer agent services, among other costs. Under the Advisory Agreement, the Investment Manager provides the Fund with office space, facilities and personnel. The Investment Manager compensates Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates.


   The Fund is managed by Frederick R. Kobrick.
Mr. Kobrick has managed the Fund since 1985. Mr. Kobrick's principal occupation currently is, and during the past five years has been, Senior Vice President of State Street Research & Management Company. Mr. Kobrick has investment discretion over the entire portfolio of the Fund. The portfolio manager may use a team approach on behalf of the Fund and delegate purchase and sale authority for portions of the portfolio to other officers of the Investment Manager.

   Subject to the policy of seeking best overall price and execution, sales of shares of the Fund may be considered by the Investment Manager in the selection of broker or dealer firms for the Fund's portfolio transactions.

   The Investment Manager has a Code of Ethics governing personal securities transactions of certain of its employees; see the Statement of Additional Information.

Dividends and Distributions; Taxes


The Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for its most recent fiscal year and intends to qualify as such in future fiscal years, although it cannot give complete assurance that it will do so. As long as it so qualifies and satisfies certain distribution requirements, it will not be subject to federal income taxes on its income (including capital gains, if any) distributed to its shareholders. Consequently, the Fund intends to distribute annually to its shareholders substantially all of its net investment income and any capital gain net income (capital gains net of capital losses).

   The Fund declares dividends from net investment income annually and pays such dividends, if any, after year end. Distributions of capital gain net income will generally be made after the end of the fiscal year or as otherwise required for compliance with applicable tax regulations. Both dividends from net investment income and distributions of capital gain net income will be declared and paid to shareholders in additional shares of the Fund at net asset value (except in the case of shareholders who elect a different available distribution method).

   The Fund will provide its shareholders of record with annual information on a timely basis concerning the federal tax status of dividends and distributions during the preceding calendar year.

   Dividends paid by the Fund from taxable net investment income and distributions of net short-term capital gains, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as ordinary income, and a portion may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income consists of qualifying dividends of domestic corporations. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated as capital gains distributions, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as long-term capital gains, regardless of how long shareholders have held their shares, and are not eligible for the dividends-received deduction. If shares of the Fund which are sold at a loss have been held six months or less, the loss will be considered as a long-term capital loss to the extent of any capital gains distributions received.

   Dividends and other distributions and proceeds of redemptions of Fund shares paid to individuals and other nonexempt payees will be subject to a 31% federal backup withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding.

   The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, prospective shareholders are urged to consult their own tax advisers regarding tax matters, including state and local tax consequences.

Calculation of Performance Data


From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C and Class D shares to that of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare the performance of such classes to appropriate indices such as the NASDAQ Composite Average, the Russell 2000 Index, the Russell 2000 Growth Index, the Russell 3000 Index, the Small Stock Index, Standard & Poor's 500 Stock Index (the "S&P 500"), Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages, such as the Lipper Capital Appreciation Fund Group average, compiled by Lipper Analytical Services, Inc., or to those compiled by Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, the Wall Street Journal and Investor's Daily.

   Total return is computed separately for each class of shares of the Fund. The average annual total return ("standard total return") for shares of the Fund is computed by determining the average annual compounded rate of return for a designated historical period as applied to a hypothetical $1,000 initial investment, which is redeemed in total at the end of such period. In making the calculation, all dividends and distributions are assumed to be reinvested, and all recurring expenses, including management and distribution fees, are recognized. The calculation also reflects the highest applicable initial or contingent deferred sales charge, determined as of the assumed date of initial investment or the assumed date of redemption, as the case may be. Standard total return may be accompanied by nonstandard total return information computed in the same manner, but for differing periods and with or without annualizing the total return or taking sales charges into account.


   The standard total return results take sales charges into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for remittance of redemption proceeds by wire. Where sales charges are not applicable and therefore not taken into account in the calculation of standard total return, the results will be increased. Any voluntary waiver of fees or assumption of expenses by the Fund's affiliates will also increase performance results.

   The Fund commenced operations as a registered investment company in 1984. Shares of the Fund were first publicly available, to institutions and existing shareholders only, in 1987. The Fund commenced a continuous offering to the general public on February 17, 1993. During the period that shares of the Fund were not offered to the general public, the Fund was not subject to the cash inflows or higher level of redemptions or expenses that could occur when shares are continuously offered to the general public.

   Performance information may be useful in evaluating the Fund and for providing a basis for comparison with other financial alternatives. Because the performance of the Fund varies in response to fluctuations in economic and market conditions, interest rates and Fund expenses, among other things, no performance quotation should be considered a representation as to the Fund's performance for any future period. In addition, the net asset value of shares of the Fund will fluctuate, with the result that shares of the Fund, when redeemed, may be worth more or less than their original cost. Neither an investment in the Fund nor the Fund's performance is insured or guaranteed; such lack of insurance or guarantees should accordingly be given appropriate consideration when comparing the Fund to financial alternatives which have such features.


   Shares of the Fund had no class designations until February 17, 1993, when Class A and Class C designations were assigned, and March 15, 1993 when Class B and Class D designations were assigned, based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. Performance data for periods prior to such dates do not reflect additional Rule 12b-1 Distribution Plan fees, if any, of up to 1% per year depending on the class of shares, which will adversely affect performance results for periods after such dates. Performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

State Street Research
Emerging Growth Fund

Prospectus
February 1, 1997



The investment objective of State Street Research Emerging Growth Fund (the "Fund") is to provide growth of capital. In seeking to achieve its investment objective, the Fund invests primarily in the equity securities of emerging growth and small capitalization companies.


   State Street Research & Management Company (the "Investment Manager") serves as investment adviser to the Fund. As of November 30, 1996, the Investment Manager had assets of approximately $42.5 billion under management. State Street Research Investment Services, Inc. serves as distributor (the "Distributor") for the Fund.



   Shareholders may have their shares redeemed directly by the Fund at net asset value plus the applicable contingent deferred sales charge, if any; redemptions processed through securities dealers may be subject to processing charges.

   There are risks in any investment program, including the risk of changing economic and market conditions, and there is no assurance that the Fund will achieve its investment objective. The net asset value of the Fund's shares fluctuates as market conditions change.

   Because of the Fund's investment policies, the Fund is subject to above-average risks. The Fund generally is designed for investors who want an aggressive investment and can tolerate volatility and possible losses. An investment in the Fund should be part of a balanced investment program which includes more conservative investments. In addition, the Fund may suspend the offering of its shares at any time because of the limited availability of investments which meet the Fund's investment parameters.

   This Prospectus sets forth concisely the information a prospective investor ought to know about the Fund before investing. It should be retained for future reference. A Statement of Additional Information about the Fund dated February 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available at no charge upon request to the Fund at the address indicated on the cover or by calling 1-800-562-0032.


   The Fund is a diversified series of State Street Research Capital Trust (the "Trust"), an open-end management investment company.


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


 Table of Contents                            Page
 ---------------------------------------------------
Table of Expenses                               2
Financial Highlights                            4
The Fund's Investments                          5
Limiting Investment Risk                        7
Purchase of Shares                              8
Redemption of Shares                           16
Shareholder Services                           18
The Fund and its Shares                        22
Management of the Fund                         23
Dividends and Distributions; Taxes             24
Calculation of Performance Data                24
 ---------------------------------------------------

   The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares).

   Class A shares are subject to (i) an initial sales charge of up to 4.5% and (ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.

   Class B shares are subject (i) to a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.

   Class C shares are offered only to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees.

   Class D shares are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares.

Table of Expenses

                                                           Class A      Class B      Class C      Class D
                                                        ------------ ------------ ------------  ------------
Shareholder Transaction Expenses(1)
  Maximum Sales Charge Imposed on Purchases (as a
    percentage of offering price)                              4.5%        None         None         None
  Maximum Deferred Sales Charge (as a percentage
    of net asset value at time of purchase or redemption,
    whichever is lower)                                       None(2)         5%        None            1%
  Maximum Sales Charge Imposed on Reinvested Dividends
    (as a percentage of offering price)                       None         None         None         None
  Redemption Fees (as a percentage of amount redeemed, if
    applicable)                                               None         None         None         None
  Exchange Fees                                               None         None         None         None


(1) Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter and no contingent deferred sales charge is imposed after the fifth year. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in Class A, Class B or Class D shares with a distribution fee may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules. See "Purchase of Shares."


(2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See "Purchase of Shares."

                                             Class A    Class B   Class C    Class D
                                            ---------  ---------  --------- ----------
Annual Fund Operating Expenses
  (as a percentage of average net assets)
Management Fees                                0.75%      0.75%     0.75%      0.75%
12b-1 Fees                                     0.25%      1.00%     None       1.00%
Other Expenses                                 0.74%      0.74%     0.74%      0.74%
 Less Voluntary Reduction                     (0.39%)    (0.39%)   (0.39%)    (0.39%)
                                            ---------  ---------  --------- ----------
  Total Fund Operating Expenses
    (after voluntary reduction)                1.35%      2.10%     1.10%      2.10%
                                            =========  =========  ========= ==========

Example:

You would pay the following expenses on a $1,000 investment including, for Class A shares, the maximum applicable initial sales charge and assuming (1) 5% annual return and (2) redemption of the entire investment at the end of each time period:

                         1 Year    3 Years    5 Years    10 Years
                         --------  --------- --------- -----------
  Class A shares           $58       $86       $116        $200
  Class B shares (1)       $71       $96       $133        $224
  Class C shares           $11       $35       $ 61        $134
  Class D shares           $31       $66       $113        $243

You would pay the following expenses on the same investment, assuming no redemption:

                         1 Year    3 Years    5 Years    10 Years
                         --------  --------- --------- -----------
  Class B shares (1)       $21       $66       $113        $224
  Class D shares           $21       $66       $113        $243

(1) Ten-year figures assume conversion of Class B shares to Class A shares at the end of eight years.

The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.


   The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The percentage expense levels shown in the table above are based on experience with expenses for the fiscal year ended September 30, 1996; actual expense levels for the current fiscal year and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders, such as the $7.50 fee for remittance of redemption proceeds by wire. For further information on sales charges, see "Purchase of Shares--Alternative Purchase Program"; for further information on management fees, see "Management of the Fund"; and for further information on 12b-1 fees, see "Purchase of Shares--Distribution Plan."



   The Fund has been advised that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. The Fund presently expects such assistance to be provided for the next 12 months or until the Fund's net assets reach $100 million, whichever first occurs. However, the Fund has not received any firm commitment that such assistance will in fact be provided. For the fiscal year ended September 30, 1996, Total Fund Operating Expenses as a percentage of average net assets of Class A, Class B, Class C and Class D shares of the Fund would have been 1.74%, 2.49%, 1.49% and 2.51%, respectively, in the absence of the voluntary assumption of fees or expenses by the Distributor and its affiliates, which amounted to 0.39%, 0.39%, 0.39% and 0.41% of average net assets of each of the Class A, Class B, Class C and Class D shares of the Fund, respectively. The amount of fees or expenses assumed during the fiscal year ended September 30, 1996 differed among classes because of fluctuations during the year in the relative levels of assets in each class and in expenses before reimbursement.

Financial Highlights

The data set forth below has been examined by Coopers & Lybrand L.L.P., independent accountants, and their report thereon is included in the Statement of Additional Information. For further information about the performance of the Fund, see "Financial Statements" in the Statement of Additional Information.

                                                   Class A                              Class B
                                      -----------------------------------------------------------------------
                                           Year ended September 30,            Year ended September 30,
                                        1996****       1995**** 1994**       1996****] 1995****]    1994**
                                     ---------------------- ------------ ----------- -----------  ------------
Net asset value, beginning of year     $  9.69     $  8.56     $  9.45     $  9.58     $  8.52      $  9.45
Net investment loss*                     (0.09)       (.08)       (.02)      (0.17)       (.14)        (.06)
Net realized and unrealized gain
  (loss) on investments                   1.73        1.21        (.87)       1.70        1.20         (.87)
Net asset value, end of year           $ 11.33     $  9.69     $  8.56     $ 11.11     $  9.58      $  8.52
                                     ====================== ============ =========== ===========  ============
Total return                             16.92%+     13.20%+     (9.42)%+++   15.97%+    12.44%+      (9.84)%+++
Net assets at end of year (000s)       $19,791     $21,480     $21,986     $23,656     $26,489      $29,287
Ratio of operating expenses to
  average net assets*                     1.35%       1.35%       1.35%++     2.10%       2.10%        2.10%++
Ratio of net investment loss to
  average net assets*                    (0.96)%     (0.93)%     (0.58)%++   (1.71)%     (1.67)%      (1.32)%++
Portfolio turnover rate                 155.85%     178.60%      83.61%     155.85%     178.60%       83.61%
Average commission rate@               $ .0159          --          --     $ .0159          --           --

*   Reflects voluntary assumption
    of fees or expenses per share
    in each year                       $   .04     $   .06     $   .02     $   .04     $   .06      $   .02

                                                   Class C                              Class D
                                      -----------------------------------------------------------------------
                                           Year ended September 30,            Year ended September 30,
                                       1996****]      1995****] 1994***      1996****] 1995****]    1994**
                                     ---------------------- ------------ ----------- -----------  ------------
Net asset value, beginning of year     $  9.77     $  8.60    $   9.55     $  9.58     $  8.52      $  9.45
Net investment loss*                     (0.07)       (.06)       (.06)      (0.16)       (.14)        (.06)
Net realized and unrealized gain
  (loss) on investments                   1.74        1.23        (.89)       1.68        1.20         (.87)
Net asset value, end of year           $ 11.44     $  9.77    $   8.60     $ 11.10     $  9.58      $  8.52
Total return                             17.09%+     13.60%+     (9.95)%+++   15.87%+    12.44%+      (9.84)%+++
Net assets at end of year (000s)       $13,311     $12,380    $  7,033     $ 4,503     $ 7,391      $10,032
Ratio of operating expenses to
  average net assets*                     1.10%       1.10%       1.10%++     2.10%       2.10%        2.10%++
Ratio of net investment loss to
  average net assets*                    (0.71)%     (0.71)%     (0.68)%++   (1.71)%     (1.67)%      (1.32)%++
Portfolio turnover rate                 155.85%     178.60%      83.61%     155.85%     178.60%       83.61%
Average commission rate@               $ .0159          --          --     $ .0159          --           --

*   Reflects voluntary assumption
    of fees or expenses per share
    in each year                       $   .04     $   .06    $    .04     $   .04     $   .06      $   .02

++  Annualized.

+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

  **February 1, 1994 (commencement of share class designations) to September
    30, 1994.

 ***October 4, 1993 (commencement of operations) to September 30, 1994.

****Per-share figures have been calculated using the average shares method.


@ Average commission rate per share paid for security trades for fiscal years beginning on or after October 1, 1995.

The Fund's Investments

The Fund's investment objective is to provide growth of capital. The investment objective is a fundamental policy that may not be changed without approval of the Fund's shareholders.


   In seeking to achieve its investment objective, the Fund invests at least 65% of its total assets under normal circumstances in the equity securities of small capitalization companies and companies in the emerging growth stage of development. A company's market capitalization is the total market value of its publicly traded equity securities. The Fund invests in companies with market capitalizations ranging as high as those included in the Russell 2000 Growth Index, although the capitalizations or index could vary over time because of market conditions, changes in the parameters of indices, etc. While a company's market capitalization may be small at the time the Fund first invests in the company, the Fund may continue to hold and acquire shares of a company after its market capitalization increases.



   The Investment Manager considers emerging growth companies to be those companies which are less mature and have the potential to grow substantially faster than the economy. In selecting investments, the Investment Manager considers a variety of factors, any one of which may be determinative. These include a company's expected growth in earnings, relative financial condition and cash flow, competitive position, management and business strategy, overall potential as an enterprise, entrepreneurial character, and new or innovative products, services or processes.



   The equity securities in which the Fund will invest consist of commons stocks, or securities (preferred stock, bonds and debentures) convertible into common stocks, or which carry the right to acquire equity securities (warrants). The Fund anticipates that more than half of the total value, at the time of investment, of the equity securities held by the Fund will be included on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system or listed on a major securities exchange.


   Under normal circumstances, the Fund expects to be fully invested in equity securities as described above. However, the Fund may, consistent with its investment objective, also invest at any time up to 35% of its total assets in other equity and debt securities, such as those issued by larger capitalization, more mature, or special situation companies, and U.S. Government securities. A special situation company is one which, because of unique circumstances such as, for example, a particular business niche it fills, is an attractive investment even though it is not a small capitalization issuer or in the emerging growth stage. The Fund will purchase investment grade debt securities (i.e., rated at the time of purchase within the AAA, AA, A or BBB categories by Standard & Poor's Corporation ("S&P") or Aaa, Aa, A or Baa categories by Moody's Investors Service, Inc. ("Moody's")), or securities that are not rated by considered by the Investment Manager to be of equivalent investment quality. The debt securities, which may have differing maturities and fixed or floating interest rates, will be U.S. Government securities or issued by larger capitalization issuers. For more information on debt ratings, see the Statement of Additional Information.

   Because the Fund invests primarily in small capitalization and emerging growth companies, an investment in the Fund involves greater than average risks and the value of the Fund's shares may fluctuate more widely than the value of shares of a fund that invests in larger, more established companies. Securities held by the Fund, particularly those traded over-the-counter, may have limited marketability and may be subject to more abrupt or erratic market movements over time than securities of larger, more seasoned companies or the market as a whole. The issuers of over-the-counter securities may have limited product lines, markets and financial resources, may be dependent on entrepreneurial management, typically reinvest most of their net income in the enterprise and typically do not pay dividends.

Other Investments and Risk Considerations

Foreign Investments

The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or similar securities representing interests in the securities of for-eign issuers. Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.

   ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

   ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange-based trading. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

   The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

   It is anticipated that most of the foreign investments of the Fund will consist of securities of issuers in countries with developed economies. However, the Fund may also invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager, although the Fund does not presently expect to invest more than 5% of its total assets in issuers in such less developed countries. Such countries include countries that have an emerging stock market that trades a small number of securities; countries with low- to middle-income economies; and/or countries with economies that are based on only a few industries. Eastern European countries are considered to have less developed capital markets.

   For further information regarding foreign investments, see the Statement of Additional Information.

Currency Transactions

In order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies, the Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or by entering into forward contracts to purchase or sell currencies. Although such contracts tend to minimize the risk of loss resulting from a correctly predicted decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase. In entering a forward currency transaction, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by a counterparty by dealing only with established, large institutions with which the Investment Manager has done substantial business in the past. For further information, see the Statement of Additional Information.


Other Investment Policies

The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank, or any combination thereof. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.


   The Fund will retain most rights of ownership including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

   To aid in achieving its investment objective, the Fund may, subject to certain limitations, buy and sell options, futures contracts and options on futures contracts on securities, securities indices and currencies, enter into repurchase agreements and purchase securities on a "when-issued" or forward commitment basis. The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums on open positions with respect to futures and options used for such nonhedging purposes would exceed 5% of the market value of the Fund's total assets; similar policies apply to options which are not commodities. The Fund may enter various forms of swap arrangements, which have simultaneously the characteristics of a security and a futures contract, although the Fund does not presently expect to invest more than 5% of its total assets in such items. These swap arrangements include interest rate swaps, currency swaps and index swaps. See the Statement of Additional Information.


   The Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. An actual portfolio turnover rate of 100% or more may result in greater transaction costs, relative to other funds in general, and may have tax and other consequences as well. See the Statement of Additional Information.



Limiting Investment Risk

In seeking to lessen investment risk, the Fund operates under certain fundamental and nonfundamental investment restrictions. Under the fundamental investment restrictions, the Fund may not (a) purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations), if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer; (b) purchase for its portfolio a security of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund; or (c) invest more than 25% of the Fund's total assets in securities of issuers principally engaged in any one industry with certain designated exceptions such as in the case of the U.S. Government.


   The foregoing fundamental investment restrictions may not be changed except by vote of the holders of a majority of the outstanding voting securities of the Fund. The vote of a majority of the outstanding voting securities of the Fund means the vote (A) of 67 per centum or more of the voting securities present at a meeting, if the holders of more than 50 per centum of the outstanding voting securities of the Fund are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of the Fund, whichever is less.


   Under the nonfundamental investment restrictions, the Fund may not invest more than 15% of the Fund's total assets in illiquid securities including repurchase agreements extending for more than seven days and may not invest more than 5% of the Fund's total assets in restricted securities excluding securities eligible for resale under Rule 144A under the Securities Act of 1933. Although many illiquid securities may also be restricted, and vice versa, compliance with each of these policies will be determined independently. The foregoing nonfundamental investment restriction may be changed without a shareholder vote.

   For further information on the above and other fundamental and nonfundamental investment restrictions, see the Statement of Additional Information.

   The Fund may hold up to 100% of its assets in cash or certain short-term securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. To the extent that the Fund's assets are held in a temporary defensive position, the Fund will not be achieving its investment objective. The types of short-term instruments in which the Fund may invest for such purposes are, as more fully described in the Statement of Additional Information: U.S. Government securities, custodial receipts, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper rated at least "A" by S&P or "Prime" by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least "A" by S&P or Moody's). See the Statement of Additional Information.


Information on the Purchase of Shares, Redemption of Shares and Shareholder Services is set forth on pages 8 to 22 below.


The Fund is available for investment by many kinds of investors including participants investing through 401(k) or other retirement plan sponsors, employees investing through savings plans sponsored by employers, Individual Retirement Accounts ("IRAs"), trusts, corporations, individuals, etc. The applicability of the general information and administrative procedures set forth below accordingly will vary depending on the investor and the recordkeeping system established for a shareholder's investment in the Fund. Participants in 401(k) and other plans should first consult with the appropriate person at their employer or refer to the plan materials before following any of the procedures below. For more information or assistance, anyone may call 1-800-562-0032.

Purchase of Shares

Methods of Purchase


Through Dealers and Others

Shares of the Fund are continuously offered through securities dealers, financial institutions and others (collectively referred to herein as securities dealers or dealers) who have entered into sales agreements with the Distributor. Purchases through dealers are confirmed at the offering price, which is the net asset value plus the applicable sales charge, next determined after the order is duly received by State Street Research Shareholder Services ("Shareholder Services"), a division of State Street Research Investment Services, Inc., from the dealer. ("Duly received" for purposes herein means in accordance with the conditions of the applicable method of purchase as described below.) The dealer is responsible for transmitting the order promptly to Shareholder Services in order to permit the investor to obtain the current price. See "Purchase of Shares--Net Asset Value" herein.


By Mail

Initial investments in the Fund may be made by mailing or delivering to the investor's dealer a completed Application (accompanying this Prospectus), together with a check for the total purchase price payable to the Fund.

The dealer must forward the Application and check in accordance with the instructions on the Application.

   Additional shares may be purchased by mailing to Shareholder Services a check payable to the Fund in the amount of the total purchase price together with any one of the following: (i) an Application; (ii) the stub from the shareholder's account statement; or (iii) a letter setting forth the name of the Fund, the class of shares and the account name and number. Shareholder Services will deliver the purchase order to the transfer agent and dividend paying agent, State Street Bank and Trust Company (the "Transfer Agent").

   If the check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be cancelled.


By Wire

An investor may purchase shares by wiring Federal Funds of not less than $5,000 to State Street Bank and Trust Company, which also serves as the Trust's custodian (the "Custodian"), as set forth below. Prior to making an investment by wire, an investor must notify Shareholder Services at 1-800-562-0032 and obtain a control number and instructions. Following such notification, Federal Funds should be wired through the Federal Reserve System to:



   ABA #011000028
   State Street Bank and Trust Company
   Boston, MA
   BNF = State Street Research
         Emerging Growth Fund
         and class of shares
         (A, B, C or D)
   AC = 99029761
   OBI = Shareholder Name
         Shareholder Account Number
         Control #K (assigned by State Street  Research Shareholder Services)


   In order for a wire investment to be processed on the same day (i) the investor must notify Shareholder Services of his or her intention to make such investment by 12 noon Boston time on the day of his or her investment; and (ii) the wire must be received by 4 P.M. Boston time that same day.


   An investor making an initial investment by wire must promptly complete the Application accompanying this Prospectus and deliver it to his or her dealer, who should forward it as required. No redemptions will be effected until the Application has been duly processed.



   The Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by the Fund. The Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.


Minimum Investment

                              Class of Shares
                    -----------------------------------
                        A        B       C        D
                     -------- --------  ----   ------
Minimum Initial Investment
 By Wire             $5,000    $5,000   (a)    $5,000
 IRAs                $2,000    $2,000   (a)    $2,000
 By Investamatic     $1,000    $1,000   (a)    $1,000
 All other           $2,500    $2,500   (a)    $2,500
Minimum Subsequent Investment
 By Wire             $5,000    $5,000   (a)    $5,000
 IRAs                $   50    $   50   (a)    $   50
 By Investamatic     $   50    $   50   (a)    $   50
 All other           $   50    $   50   (a)    $   50

(a) Special conditions apply; contact the Distributor.

The Fund reserves the right to vary the minimums for initial or subsequent investments as in the case of, for example, exchanges and investments under various retirement and employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, or other investment plans for reinvestment of dividends and distributions or for periodic investments (e.g., Investamatic Check Program).

Alternative Purchase Program

General

Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire initial purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.


   As described in greater detail below, dealers are paid differing amounts of commissions and other compensation depending on which class of shares they sell.

   The major differences among the various classes of shares are as follows:

                               Class A                  Class B           Class C            Class D
                      ------------------------  ----------------------- ------------  -----------------------
Sales Charges         Initial sales charge at  Contingent deferred      None         Contingent deferred
                      time of investment of    sales charge of 5% to                 sales charge of 1%
                      up to 4.5% depending on  2% applies to any                     applies to any shares
                      amount of investment     shares redeemed within                redeemed within one
                                               first five years                      year following their
                                               following their                       purchase
                                               purchase; no contingent
                                               deferred sales charge
                                               after five years

                      On investments of $1
                      million or more, no
                      initial sales charge;
                      but contingent deferred
                      sales charge of 1%
                      applies to any shares
                      redeemed within one year
                      following their purchase

Distribution Fee      None                     0.75% for first eight    None         0.75% each year
                                               years; Class B shares
                                               convert automatically
                                               to Class A shares after
                                               eight years

Service Fee           0.25% each year          0.25% each year          None         0.25% each year

Initial Commission    Above described initial  4%                       None         1%
Received by Selling   sales charge less 0.25%
Dealers               to 0.50% retained by
                      Distributor

                      On investments of $1
                      million or more, 0.25%
                      to 1% paid to dealer by
                      Distributor

   In deciding which class of shares to purchase, the investor should consider the amount of the investment, the length of time the investment is expected to be held, and the ongoing service fee and distribution fee, among other factors.

   Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of the sales charge, not all of an investor's purchase amount is invested unless the purchase equals $1,000,000 or more. Class B shareholders pay no initial sales charge, but a contingent deferred sales charge of up to 5% generally applies to shares redeemed within five years of purchase. Class D shareholders also pay no initial sales charge, but a contingent deferred sales charge of 1% generally applies to redemptions made within one year of purchase. For Class B and Class D shareholders, therefore, the entire purchase amount is immediately invested in the Fund.

   An investor who qualifies for a significantly reduced initial sales charge, or a complete waiver of the sales charge on investments of $1,000,000 or more, on the purchase of Class A shares might elect that option to take advantage of the lower ongoing service and distribution fees that characterize Class A shares compared with Class B or Class D shares.

   Class A, Class B and Class D shares are assessed an annual service fee of 0.25% of average daily net assets. Class B shares are assessed an annual distribution fee of 0.75% of daily net assets for an eight-year period following the date of purchase and are then automatically converted to Class A shares. Class D shares are assessed an annual distribution fee of 0.75% of daily net assets for as long as the shares are held. The prospective investor should consider these fees plus the initial or contingent deferred sales charges in estimating the costs of investing in the various classes of Fund shares.

   Only certain employee benefit plans and large institutions may make investments in Class C shares.


   Some of the service and distribution fees are allocated to dealers (see "Distribution Plan" below). In addition, the Distributor will, at its expense, provide additional cash and noncash incentives to securities dealers that sell shares. Such incentives may be extended only to those dealers that have sold or may sell significant amounts of shares and/or meet other conditions established by the Distributor; for example, the Distributor may sponsor special promotions to develop particular distribution channels or to reach certain investor groups. The Distributor may also compensate those dealers with clients who maintain their investments in the Fund over a period of years. The incentives may include merchandise and trips to and attendance at sales seminars at resorts.


Class A Shares--Initial Sales Charges


Sales Charges

The purchase price of a Class A share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein, plus a sales charge which varies depending on the dollar amount of the shares purchased as set forth in the table below. A major portion of this sales charge is reallowed by the Distributor to the dealer responsible for the sale.



                             Sales        Sales
                            Charge        Charge
                            Paid by      Paid by        Dealer
         Dollar            Investor      Investor     Concession
        Amount of           As % of      As % of        As % of
        Purchase           Purchase     Net Asset      Purchase
       Transaction           Price        Value          Price
Less than $100,000           4.50%         4.71%            4.00%
$100,000 or above but
  less than $250,000         3.50%         3.63%            3.00%
$250,000 or above but
  less than $500,000         2.50%         2.56%            2.00%
$500,000 or above but
  less than
  $1 million                 2.00%         2.04%            1.75%
$1 million and above                                         See
                                                       following
                                0%            0%      discussion

   On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized dealer a commission based on the aggregate of such sales as follows:


 Amount of Sale                   Commission
 -------------------------------  -------------
(a) $1 million to $3 million         1.00%
(b) Next $2 million                  0.50%
(c) Amount over $5 million           0.25%


   On such sales of $1,000,000 or more, unless the above commission is waived by the dealer, the investor is subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. However, such redeemed shares will not be subject to the contingent deferred sales charge to the extent that their value represents (1) capital appreciation or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" below (as otherwise applicable to Class B shares).


   Class A shares of the Fund that are purchased without a sales charge may be exchanged for Class A shares of certain other Eligible Funds, as described below, without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply upon a subsequent redemption within one year of the Class A shares which are acquired through such exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Reduced Sales Charges

The reduced sales charges set forth in the table above are applicable to purchases made at any one time by any "person," as defined in the Statement of Additional Information, of $100,000 or more of Class A shares of the Fund or a combination of "Eligible Funds." "Eligible Funds" include the Fund and other funds so designated by the Distributor from time to time. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Securities dealers should call Shareholder Services for details concerning the other Eligible Funds and any persons who may qualify for reduced sales charges and related information. See the Statement of Additional Information.

Letter of Intent

Any investor who provides a Letter of Intent may qualify for a reduced sales charge on purchases of no less than an aggregate of $100,000 of Class A shares of the Fund and any other Eligible Funds within a 13-month period. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Additional information on a Letter of Intent is available from dealers, or from the Distributor, and also appears in the Statement of Additional Information.

Right of Accumulation

Investors may purchase Class A shares of the Fund or a combination of shares of the Fund and other Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. Under the Right of Accumulation, the sales charge is determined by combining the current purchase with the value of the Class A shares of other Eligible Funds held at the time of purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. See the Statement of Additional Information and call Shareholder Services for details concerning the Right of Accumulation.

Other Programs

Class A shares of the Fund may be sold at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor, in the event the Distributor determines to implement such arrangements. Information on such arrangements and further conditions and limitations is available from the Distributor.


   In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and persons: (A) the Investment Manager, Distributor, or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers, minimum investments by various groups of eligible persons and any other matters, as may be adopted by the Distributor from time to time.


Class B Shares--Contingent Deferred Sales Charges

Contingent Deferred Sales Charges

The public offering price of Class B shares is the net asset value per share next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. However, a contingent deferred sales charge may be imposed upon redemptions of Class B shares as described below.


   The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class B shares without an initial sales charge.


   Class B shares that are redeemed within a five-year period after their purchase will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:

                                         Contingent
                                          Deferred
                                        Sales Charge
                                     As A Percentage Of
Redemption During                      Net Asset Value
 --------------------------------- -----------------------
1st Year Since Purchase                        5%
2nd Year Since Purchase                        4%
3rd Year Since Purchase                        3%
4th Year Since Purchase                        3%
5th Year Since Purchase                        2%
6th Year Since Purchase and
   Thereafter                               None

   In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption of Class B shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. The holding period for purposes of applying a contingent deferred sales charge on Class B shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Funds, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge does not apply to exchanges, or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under
Section 401(a)(9) of the Internal Revenue Code for retirement accounts or plans (e.g., age 70-1/2 for IRAs and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and
(iii) a redemption resulting from a tax-free return of an excess contribution to an IRA. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund.) The Fund may modify or terminate the waivers described above at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.


Conversion of Class B Shares to Class A Shares

A shareholder's Class B shares, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

Class C Shares--Institutional; No Sales Charge

The purchase price of a Class C share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase or redemption. The Fund will receive the full amount of the investor's purchase payment.


   In general, Class C shares are only available for new investments by certain large institutions, and employee benefit plans which acquire shares through programs or products sponsored by Metropolitan Life Insurance Company ("Metropolitan") and/or it affiliates, for which Class C shares have been designated. Information on the availability of Class C shares and further conditions and limitations is available from the Distributor.


   Shares held prior to February 1, 1994 are deemed to be Class C shares. Class C shares may have also been issued directly or through exchanges to those shareholders of the Fund or other Eligible Funds who previously held shares not subject to any future sales charge or service fees or distribution fees.

Class D Shares--Spread Sales Charges


The purchase price of a Class D share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. The contingent deferred sales charge will be 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The Distributor pays dealers a 1% commission for selling Class D shares at the time of purchase. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class D shares without an initial sales charge.



   Class D shares that are redeemed within one year after purchase will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or
(2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred

Sales Charge Waivers" above (as otherwise applicable to Class B shares). For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Net Asset Value

The Fund's per share net asset values are determined Monday through Friday as of the close of the New York Stock Exchange (the "NYSE") exclusive of days on which the NYSE is closed. The NYSE ordinarily closes at 4 P.M. New York City time. Assets held by the Fund are valued at the last reported sale price as of the close of business on the valuation date, except that securities and assets for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Trustees of the Trust. In determining the value of certain assets for which market quotations are not readily available, the Fund may use one or more pricing services. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE. The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less that have a remaining maturity of 60 days or less when the value obtained is fair value. Further information with respect to the valuation of the Fund's assets is included in the Statement of Additional Information.

Distribution Plan

The Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

   Class      Service Fee      Distribution Fee
---------- ---------------- ----------------------
A                0.25%               None
B                0.25%               0.75%
C                None                None
D                0.25%               0.75%


   Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class D shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.



   The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.


   The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

   Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

   A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time by the Trustees of the Trust.

Redemption of Shares

Shareholders may redeem all or any portion of their accounts on any day the NYSE is open for business. Redemptions will be effective at the applicable net asset value per share next determined (see "Purchase of Shares--Net Asset Value" herein) after receipt of the redemption request, in accordance with the requirements described below, by Shareholder Services and delivery of the request by Shareholder Services to the Transfer Agent. To allow time for the clearance of checks used for the purchase of any shares which are tendered for redemption shortly after purchase, the remittance of the redemption proceeds for such shares could be delayed for 15 days or more after the purchase. Shareholders who anticipate a potential need for immediate access to their investments should, therefore, purchase shares by wire. Except as noted, redemption proceeds from the Fund are normally remitted within seven days after receipt of the redemption request by the Fund and any necessary documents in good order.

Methods of Redemption

Request By Mail

A shareholder may request redemption of shares, with proceeds to be mailed to the shareholder or wired to a predesignated bank account (see "Proceeds By Wire" below), by sending to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) an endorsed stock power in good order with respect to the shares or, if issued, the share certificates for the shares endorsed for transfer or accompanied by an endorsed stock power; (3) any required signature guarantees (see "Redemption of Shares--Signature Guarantees" below); and (4) any additional documents which may be required for redemption in the case of corporations, trustees, etc., such as certified copies of corporate resolutions, governing instruments, powers of attorney, and the like. The Transfer Agent will not process requests for redemption until it has received all necessary documents in good order. A shareholder will be notified promptly if a redemption request cannot be accepted. Shareholders having any questions about the requirements for redemption should call Shareholder Services toll-free at 1-800-562-0032.

Request By Telephone

Shareholders may request redemption by telephone with proceeds to be transmitted by check or by wire (see "Proceeds By Wire" below). A shareholder can request a redemption for $50,000 or less to be transmitted by check. Such check for the proceeds will be made payable to the shareholder of record and will be mailed to the address of record. There is no fee for this service. It is not available for shares held in certificate form or if the address of record has been changed within 30 days of the redemption request. The Fund may revoke or suspend the telephone redemption privilege at any time and without notice. See "Shareholder Services--Telephone Services" for a discussion of the conditions and risks associated with Telephone Privileges.


Proceeds By Wire

Upon a shareholder's written request or by telephone if the shareholder has Telephone Privileges (see "Shareholder Services--Telephone Services" herein), the Trust's custodian will wire redemption proceeds to the shareholder's predesignated bank account. To make the request, the shareholder should call 1-800-562-0032 prior to 4 P.M. Boston time. A $7.50 charge against the shareholder's account will be imposed for each wire redemption. This charge is subject to change without notice. The shareholder's bank may also impose a charge for receiving wires of redemption proceeds. The minimum redemption by wire is $5,000.

Request to Dealer to Repurchase

For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Payment of the repurchase proceeds is made to the dealer who placed the order promptly upon delivery of certificates for shares in proper form for transfer or, for Open Accounts, upon the receipt of a stock power with signatures guaranteed as described below, and, if required, any supporting documents. Neither the Fund nor the Distributor imposes any charge upon such a repurchase. However, a dealer may impose a charge as agent for a shareholder in the repurchase of his or her shares.

   The Fund has reserved the right to change, modify or terminate the services described above at any time.

Additional Information

Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed promptly to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

   To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

   The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted; (2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) during such other periods as the Securities and Exchange Commission may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Redemption of Shares" herein.

Signature Guarantees

To protect shareholder accounts, the Transfer Agent, the Fund, the Investment Manager and the Distributor from possible fraud, signature guarantees are required for certain redemptions. Signature guarantees help the Transfer Agent to determine that the person who has authorized a redemption from the account is, in fact, the shareholder. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The

Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances. Please contact Shareholder Services at 1-800-562-0032 for specific requirements relating to your account.

Shareholder Services

The Open Account System

Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class D shares will not be issued, while certificates representing Class A or Class C shares will only be issued if specifically requested by shareholders in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

   The Fund's Open Account System provides the following options:

   1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check, payable to the Fund, to Shareholder Services under the terms set forth above under "Purchase of Shares."

   2. The following methods of receiving dividends from investment income and distributions from capital gains are available:

      (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

      (b) All income dividends in cash; all capital gains distributions reinvested in additional shares of the Fund.

      (c) All income dividends and capital gains distributions in cash.

      (d) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "Dividend Allocation Plan" herein.

   Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, the account will automatically be coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to Shareholder Services. Dividends and distributions are reinvested at net asset value without a sales charge.

Exchange Privilege

Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class D shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of the acquired Class A, Class B and Class D shares, the holding period of the redeemed shares is "tacked" to the holding period of the acquired shares. The period any Class E shares are held is not tacked to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.



   Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class D shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.



   For the convenience of its shareholders who have Telephone Privileges, the Fund permits exchanges by telephone request from either the shareholder or his or her dealer. Shares may be exchanged by telephone provided that the registration of the two accounts is the same. The toll-free number for exchanges is 1-800-562-0032. See "Telephone Services" herein for a discussion of conditions and risks associated with Telephone Privileges.


   The exchange privilege may be exercised only in those states where shares of the relevant other Eligible Fund may legally be sold. For tax purposes, each exchange actually represents the sale of shares of one fund and the purchase of shares of another. Accordingly, exchanges may produce a capital gain or loss for tax purposes. The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same Telephone Privileges as the existing account, unless Shareholder Services is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

   The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by Shareholder Services and delivered by Shareholder Services to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact Shareholder Services.

Reinvestment Privilege

A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

   Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by Shareholder Services of such shareholder's written purchase request and delivery of the request by Shareholder Services to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund. No charge is imposed by the Fund for such reinvestments; however, dealers may charge fees in connection with the reinvestment privilege. The reinvestment privilege may be exercised with respect to an Eligible Fund only in those states where shares of the relevant other Eligible Fund may legally be sold.

Investment Plans


The Investamatic Program is available to Class A, Class B and Class D shareholders. Under this Program, shareholders may make regular investments by authorizing withdrawals from their bank accounts each month or quarter on the Application available from Shareholder Services.


   The Distributor also offers IRAs and tax-sheltered retirement plans, including prototype and other employee benefit plans for employees, sole proprietors, partnerships and corporations. Details of these investment plans and their availability may be obtained from securities dealers or from Shareholder Services.

Systematic Withdrawal Plan

A shareholder who owns noncertificated Class A or Class C shares with a value of $5,000 or more, or Class B or Class D shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

   In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Plan was initiated, whichever is higher.

   Expenses of the Plan are borne by the Fund. A participating shareholder may withdraw from the Plan and the Fund may terminate the Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Check Program and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan


The Dividend Allocation Plan allows shareholders to elect to have all of their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount. The number of shares purchased will be determined as of the dividend payment date. The Dividend Allocation Plan is subject to state securities law requirements, to suspension at any time, and to such policies, limitations and restrictions, as, for instance, may be applicable to street name or master accounts, that may be adopted from time to time.


Automatic Bank Connection

A shareholder may elect, by participating in the Fund's Automatic Bank Connection ("ABC"), to have dividends and other distributions, including Systematic Withdrawal Plan payments, automatically deposited in the shareholder's bank account by electronic funds transfer. Some contingent deferred sales charges may apply. See "Systematic Withdrawal Plan" herein.

Reports

Reports for the Fund will be sent to shareholders of record at least semiannually. These reports will include a list of the securities owned by the Fund as well as the Fund's financial statements.

Telephone Services

The following telephone privileges ("Telephone Privileges") can be used:

   (1) the privilege allowing the shareholder to make telephone redemptions for amounts up to $50,000 to be mailed to the shareholder's address of record is available automatically;

   (2) The privilege allowing the shareholder or his or her dealer to make telephone exchanges is available automatically;


   (3) the privilege allowing the shareholder to make telephone redemptions for amounts over $5,000, to be remitted by wire to the shareholder's predesignated bank account, is available by election on the Application accompanying this Prospectus. A current shareholder who did not previously request such telephone wire privilege on his or her original Application may request the privilege by completing a Telephone Redemption-by-Wire Form which may be obtained by calling 1-800-562-0032. The Telephone Redemption-by-Wire Form requires a signature guarantee; and



   (4) the privilege allowing the shareholder to make telephone purchases or redemptions, transmitted via the Automated Clearing House system, into or from the shareholder's predesignated bank account, is available upon completion of the requisite initial documentation. For details and forms, call 1-800-562-0032. The documentation requires a signature guarantee.


   A shareholder may decline the automatic Telephone Privileges set forth in
(1) and (2) above by so indicating on the Application accompanying this Prospectus.

   A shareholder may discontinue any Telephone Privilege at any time by advising Shareholder Services that the shareholder wishes to discontinue the use of such privileges in the future.

   Unless such Telephone Privileges are declined, a shareholder is deemed to authorize Shareholder Services and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. None of the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager or the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

   Shareholders may redeem or exchange shares by calling toll-free 1-800-562-0032. Although it is unlikely, during periods of extraordinary market conditions, a shareholder may have difficulty in reaching Shareholder Services at such telephone number. In that event, the shareholder should contact Shareholder Services at 1-800-562-0032 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.


Shareholder Account Inquiries:
 Please call 1-800-562-0032

Call this number for assistance in answering general questions on your account, including account balance, available shareholder services, statement information and performance of the Fund. Account inquiries may also be made in writing to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408. A fee of up to $10 will be charged against an account for providing additional account transcripts or photocopies of paid redemption checks or for researching records in response to special requests.


Shareholder Telephone Transactions:
 Please call 1-800-562-0032


Call this number for assistance in purchasing shares by wire and for telephone redemptions or telephone exchange transactions. Shareholder Services will require some form of personal identification prior to acting upon instructions received by telephone. Written confirmation of each transaction will be provided.

The Fund and its Shares


The Fund commenced operations in October 1993 as an additional series of State Street Research Capital Trust, a Massachusetts business trust, formed in 1988. The Fund was originally known as State Street Research Small Capitalization Growth Fund and changed its name to State Street Research Emerging Growth Fund in 1997. The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D. The Trust is registered with the Securities and Exchange Commission under the 1940 Act as an open-end management investment company. The fiscal year end of the Fund is September 30.


   Except for those differences between the classes of shares described below and elsewhere in the Prospectus, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable. In the future, certain classes may be redesignated, for administrative purposes only, to conform to standard class designations and common usage of terms which may develop in the mutual fund industry. For example, Class C shares may be redesignated as Class Y shares and Class D shares may be redesignated as Class C shares. Any redesignation would not affect any substantive rights respecting the shares.

   Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class D shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges.

   The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

   Under the Master Trust Agreement of the Trust, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under said Act, the Board of Trustees will be a self-perpetuating body until fewer than two thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding Trust shares can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

   Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

Management of the Fund

Under the provisions of the Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

   The Fund's investment manager is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees.

   The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy, which continues to this day, emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.


   The Investment Manager and the Distributor are indirect wholly owned subsidiaries of Metropolitan Life Insurance Company, and both are located at One Financial Center, Boston, Massachusetts 02111-2690.


   Under its Advisory Agreement with the Trust, the Investment Manager receives a monthly investment advisory fee equal to 0.75% (on an annual basis) of the average daily value of the net assets of the Fund. Such fee is higher than that charged by most mutual funds, but is believed by the Trustees to be justified given the considerable analysis and research necessary to manage the Fund in light of its investment objective and policies. The Fund bears all costs of its operation other than those incurred by the Investment Manager under the Advisory Agreement. In particular, the Fund pays, among other expenses, investment advisory fees, certain distribution expenses under the Fund's Distribution Plan and the compensation and expenses of the Trustees who are not otherwise currently affiliated with the Investment Manager or any of its affiliates. The Fund also incurs expenses payable to various states in connection with the offer and sale of the Fund's shares, and expenses for legal, custodian and transfer agent services, among other costs. Under the Advisory Agreement, the Investment Manager provides the Fund with office space, facilities and personnel. The Investment Manager compensates Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates.


   The Fund is managed by Michael Carmen. Mr. Carmen has managed the Fund since December 1996. His principal occupation currently is Vice President of State Street Research & Management Company. During the past five years he has also served as a portfolio manager at Montgomery Asset Management, and as an analyst at State Street Research & Management Company. Mr. Carmen has investment discretion over the entire portfolio of the Fund. The portfolio manager may use a team approach on behalf of the Fund and delegate purchase and sale authority for portions of the portfolio to other officers of the Investment Manager.


   Subject to the policy of seeking best overall price and execution, sales of shares of the Fund may be considered by the Investment Manager in the selection of broker or dealer firms for the Fund's portfolio transactions.

   The Investment Manager has a Code of Ethics governing personal securities transactions of certain of its employees; see the Statement of Additional Information.

Dividends and Distributions; Taxes


The Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, although it cannot give complete assurance that it will do so. As long as it so qualifies and satisfies certain distribution requirements, it will not be subject to federal income taxes on its income (including capital gains, if any) distributed to its shareholders. Consequently, the Fund intends to distribute annually to its shareholders substantially all of its net investment income and any capital gain net income (capital gains net of capital losses).


   The Fund declares dividends from net investment income and distributions of net capital gains annually and pays such dividends and distributions, if any, after year end or as otherwise required for compliance with applicable tax regulations. Both dividends from net investment income and distributions of capital gain net income will be declared and paid to shareholders in additional shares of the Fund at net asset value on the record date of that dividend or distribution, except in the case of shareholders who elect a different available distribution method.

   The Fund will provide its shareholders of record with annual information on a timely basis concerning the federal tax status of dividends and distributions during the preceding calendar year.

   Dividends paid by the Fund from taxable net investment income and distributions of net short-term capital gains, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as ordinary income, and a portion may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income consists of qualifying dividends of domestic corporations. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated as capital gains distributions, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as long-term capital gains, regardless of how long shareholders have held their shares, and are not eligible for the dividends-received deduction. If shares of the Fund which are sold at a loss have been held six months or less, the loss will be considered as a long-term capital loss to the extent of any capital gains distributions received.

   Dividends and other distributions and proceeds of redemptions of Fund shares paid to individuals and other nonexempt payees will be subject to a 31% federal backup withholding tax if State Street Bank and Trust Company, the Fund's transfer agent, is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding.

   The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, prospective shareholders are urged to consult their own tax advisers regarding tax matters, including state and local tax consequences.

Calculation of Performance Data

From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C and Class D shares to that of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices such as the NASDAQ Composite Average, Small Stock Index, Russell 2000 Index, Russell 2000 Growth Index, Standard & Poor's 500 Stock Index (the "S&P 500"), Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages, such as the Lipper Small Company Growth Funds average, compiled by Lipper Analytical Services, Inc., or to those compiled by Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, the Wall Street Journal and Investor's Daily.



   Total return is computed separately for each class of shares of the Fund. The average annual total return ("standard total return") for shares of the Fund is computed by determining the average annual compounded rate of return for a designated historical period as applied to a hypothetical $1,000 initial investment, which is redeemed in total at the end of such period. In making the calculation, all dividends and distributions are assumed to be reinvested, and all recurring expenses, including management and distribution fees, are recognized. The calculation also reflects the highest applicable initial or contingent deferred sales charge, determined as of the assumed date of initial investment or the assumed date of redemption, as the case may be. Standard total return will be calculated for the periods specified in applicable regulations and may be accompanied by nonstandard total return information for differing periods computed in the same manner with or without annualizing the total return or taking sales charges into account.


   The standard total return results take sales charges into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for remittance of redemption proceeds by wire. Where sales charges are not applicable and therefore not taken into account in the calculation of standard total return, the results will be increased. Any voluntary waiver of management fees or assumption of expenses by the Fund's affiliates will also increase performance results.

   Performance information may be useful in evaluating the Fund and for providing a basis for comparison with other financial alternatives. Since the performance of the Fund varies in response to fluctuations in economic and market conditions, interest rates and Fund expenses, among other things, no performance quotation should be considered a representation as to the Fund's performance for any future period. In addition, the net asset value of shares of the Fund will fluctuate, with the result that shares of the Fund, when redeemed, may be worth more or less than their original cost. Neither an investment in the Fund nor the Fund's performance is insured or guaranteed; such lack of insurance or guarantees should accordingly be given appropriate consideration when comparing the Fund to financial alternatives which have such features.


   Shares of the Fund had no class designations until February 1, 1994, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. Performance data for a specified class includes periods prior to the adoption of class designations. Performance data for periods prior to February 1, 1994 do not reflect additional Rule 12b-1 Distribution Plan fees, if any, of up to 1% per year depending on the class of shares, which will adversely affect performance results for periods after such date. Performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

State Street Research
Aurora Fund



Prospectus
February 1, 1997



   The investment objective of State Street Research Aurora Fund (the "Fund") is to provide high total return consisting principally of capital appreciation. In seeking to achieve its investment objective, the Fund invests primarily in the equity securities of small capitalization companies which are trading at prices believed to be below the true values of such securities. For further information, see "The Fund's Investments."



   State Street Research & Management Company (the "Investment Manager") serves as investment adviser to the Fund. As of November 30, 1996, the Investment Manager had assets of approximately $42.5 billion under management. State Street Research Investment Services, Inc. serves as distributor (the "Distributor") for the Fund.



   Shareholders may have their shares redeemed directly by the Fund at net asset value plus the applicable contingent deferred sales charge, if any; redemptions processed through securities dealers may be subject to processing charges.


   There are risks in any investment program, including the risk of changing economic and market conditions, and there is no assurance that the Fund will achieve its investment objective. The net asset value of the Fund's shares fluctuates as market conditions change.

   Because of the Fund's investment policies, the Fund is subject to above-average risks; it may invest substantial amounts in foreign securities and special situation companies and have a high portfolio turnover rate. The Fund generally is designed for investors who want an aggressive investment and can tolerate volatility and possible losses. An investment in the Fund should be part of a balanced investment program which includes more conservative investments. For further information, see "The Fund's Investments--Other Investments and Risk Considerations." In addition, the Fund may suspend the offering of its shares at any time because of the limited availability of investments which meet the Fund's investment parameters.


   This Prospectus sets forth concisely the information a prospective investor ought to know about the Fund before investing. It should be retained for future reference. A Statement of Additional Information about the Fund dated February 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available at no charge upon request to the Fund at the address indicated on the cover or by calling 1-800-562-0032.


   The Fund is a diversified series of State Street Research Capital Trust (the "Trust"), an open-end management investment company.


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.



Table of Contents                                Page



Table of Expenses                                   2
Financial Highlights                                4
The Fund's Investments                              5
Limiting Investment Risk                            8
Purchase of Shares                                  9
Redemption of Shares                               17
Shareholder Services                               19
The Fund and its Shares                            23
Management of the Fund                             24
Dividends and Distributions; Taxes                 25
Calculation of Performance Data                    25

   The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares).

   Class A shares are subject to (i) an initial sales charge of up to 4.5% and (ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.

   Class B shares are subject (i) to a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.

   Class C shares are offered only to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees.

   Class D shares are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares.

Table of Expenses

                                                     Class A      Class B      Class C      Class D
                                                  ------------ ------------ ------------  ------------
Shareholder Transaction Expenses(1)
  Maximum Sales Charge Imposed on Purchases
    (as percentage of offering price)                   4.5%       None         None         None
  Maximum Deferred Sales Charge
    (as a percentage of net asset value at time of
    purchase or redemption, whichever is lower)        None(2)        5%        None            1%
  Maximum Sales Charge Imposed on Reinvested
    Dividends
    (as a percentage of offering price)                None        None         None         None
  Redemption Fees (as a percentage of amount
    redeemed, if applicable)                           None        None         None         None
  Exchange Fees                                        None        None         None         None



(1) Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter and no contingent deferred sales charge is imposed after the fifth year. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in Class A, Class B or Class D shares may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules. See "Purchase of Shares."


(2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See "Purchase of Shares."

                                                       Class A   Class B    Class C    Class D
                                                      ---------  ---------  -------------------
Annual Fund Operating Expenses (as a percentage
 of average net assets)
 Management Fees                                         0.85%     0.85%      0.85%      0.85%
 12b-1 Fees                                              0.25%     1.00%      None       1.00%
 Other Expenses                                          2.92%     2.92%      2.92%      2.92%
  Less Voluntary Reduction                              (2.57%)   (2.57%)    (2.57%)    (2.57%)
                                                     ---------  ---------  -------------------
   Total Fund Operating Expenses
    (after voluntary reduction)                          1.45%     2.20%      1.20%      2.20%
                                                     =========  =========  ===================

Example:

                                                                            1 Year    3 Years     5 Years   10 Years
                                                                            ------    -------     -------   --------
You would pay the following expenses on a $1,000 investment including, for Class A shares, the maximum applicable initial sales charge and assuming (1) 5% annual return and (2) redemption of the entire investment at the end of each time period:
 Class A shares                                                              $59        $89         $121      $211
 Class B shares                                                              $72        $99         $138      $234
 Class C shares                                                              $12        $38         $ 66      $145
 Class D shares                                                              $32        $69         $118      $253
You would pay the following expenses on the same investment, assuming no redemption:
 Class B shares                                                              $22        $69         $118      $234
 Class D shares                                                              $22        $69         $118      $253

The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.


   The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The percentage expense levels shown in the table are based on experience with expenses for the fiscal year ended September 30, 1996; actual expense levels for the current fiscal year and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders, such as the $7.50 fee for remittance of redemption proceeds by wire. For further information on sales charges, see "Purchase of Shares--Alternative Purchase Program"; for further information on management fees, see "Management of the Fund"; and for further information on 12b-1 fees, see "Purchase of Shares--Distribution Plan."


   The Fund has been advised that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. The Fund presently expects such assistance to be provided for the next 12 months or until the Fund's net assets reach $100 million, whichever first occurs. However, the Fund has not received any firm commitment that such assistance will in fact be provided.


   For the fiscal year ended September 30, 1996, Total Fund Operating Expenses as a percentage of average net assets of Class A, Class B, Class C and Class D shares of the Fund would have been 3.51%, 4.88%, 4.36% and 4.88%, respectively, in the absence of the voluntary assumption of fees or expenses by the Distributor and its affiliates, which amounted to 2.06%, 2.68%, 3.16% and 2.68%, respectively. The amount of fees or expenses assumed during the fiscal year ended September 30, 1996, differed among classes because of fluctuations during the year in relative levels of assets in each class and in expenses before reimbursement.

Financial Highlights

The data set forth below has been examined by Coopers & Lybrand L.L.P., independent accountants, and their report thereon is included in the Statement of Additional Information. For further information about the performance of the Fund, see "Financial Statements" in the Statement of Additional Information.

                                                    Class A                              Class B
                                      ----------------------------------- ------------------------------------
                                                       February 13, 1995                    February 13, 1995
                                        Year ended       (Commencement       Year ended       (Commencement
                                       September 30,   of Operations) to   September 30,    of Operations) to
                                          1996**      September 30, 1995       1996**      September 30, 1995
 ---------------------------------------------------   ---------------------------------- --------------------
Net asset value, beginning of year        $ 11.13           $ 9.55            $ 11.08            $ 9.55
Net investment income (loss)*               (0.06)            0.07              (0.17)             0.02
Net realized and unrealized gain on
  investments                                4.66             1.51               4.65              1.51
Dividend from net investment income         (0.09)              --              (0.04)               --
Distribution from net realized gains        (0.50)              --              (0.50)               --
                                     ---------------   ---------------------------------- --------------------
Net asset value, end of year              $ 15.14           $11.13            $ 15.02            $11.08
                                     ===============   ================================== ====================
Total return                                43.63%+          16.54%+++          42.52%+           16.02%+++
Net assets at end of year (000s)          $ 1,110           $5,782            $   165            $  116
Ratio of operating expenses to
  average net assets*                        1.45%            1.45%++            2.20%             2.20%++
Ratio of net investment income
  (loss) to average net  assets*            (0.56)%           1.05%++           (1.38)%            0.32%++
Portfolio turnover rate                    124.79%           47.34%            124.79%            47.34%
Average commission rate@                  $ .0174               --            $ .0174                --
*Reflects voluntary assumption of
  fees or expenses per share in
  each year                               $  0.32           $ 0.15            $  0.32            $ 0.15


                                                    Class C                              Class D
                                      ----------------------------------- ------------------------------------
                                                       February 13, 1995                    February 13, 1995
                                        Year ended       (Commencement       Year ended       (Commencement
                                       September 30,   of Operations) to   September 30,    of Operations) to
                                          1996**      September 30, 1995       1996**      September 30, 1995
 ---------------------------------------------------   ---------------------------------- --------------------
Net asset value, beginning of year        $ 11.15           $ 9.55            $ 11.08            $ 9.55
Net investment income (loss)*               (0.06)            0.09              (0.17)             0.02
Net realized and unrealized gain on
  investments                                4.70             1.51               4.65              1.51
Dividend from net investment income         (0.11)              --              (0.04)               --
Distribution from net realized gains        (0.50)              --              (0.50)               --
                                     ---------------   ---------------------------------- --------------------
Net asset value, end of year              $ 15.18           $11.15            $ 15.02            $11.08
                                     ===============   ================================== ====================
Total return                                43.95%+          16.75%+++          42.52%+           16.02%+++
Net assets at end of year (000s)          $ 7,752           $  117            $   165            $  116
Ratio of operating expenses to
  average net assets*                        1.20%            1.20%++            2.20%             2.20%++
Ratio of net investment income
  (loss) to average net  assets*            (0.43)%           1.32%++           (1.38)%            0.32%++
Portfolio turnover rate                    124.79%           47.34%            124.79%            47.34%
Average commission rate@                  $ .0174               --            $ .0174                --
*Reflects voluntary assumption of
  fees or expenses per share in each
  year                                    $  0.32           $ 0.15            $  0.32            $ 0.15



  ++ Annualized.
  ** Per-share figures have been calculated using the average shares method.
   + Total return figures do no reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
 +++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
   @ Average commission rate per share paid for security trades for fiscal years beginning on or after October 1, 1995.

The Fund's Investments

The Fund's investment objective is to provide high total return consisting principally of capital appreciation. The investment objective is a fundamental policy that may not be changed without approval of the Fund's shareholders.

   In seeking to achieve its investment objective, the Fund invests at least 65% of its total assets under normal circumstances in the equity securities of small capitalization companies which are trading at prices believed by the Investment Manager to be below the true values of such securities. A company's market capitalization is the total market value of its publicly traded equity securities. The Fund currently invests in companies with market capitalizations of up to $1 billion, although this figure may fluctuate over time because of market conditions, inflation, etc. While a company's market capitalization may be small at the time the Fund first invests in the company, the Fund may continue to hold and acquire shares of a company after its market capitalization increases. The definition of a "small capitalization company" may be revised by the Investment Manager from time to time.

   In selecting investments, the Investment Manager considers a variety of factors, any one or more of which may be determinative. These include a company's expected growth in earnings, relative financial condition and cash flow, competitive position, management and business strategy, overall potential as an enterprise, entrepreneurial character, and new or innovative products, services or processes. In assessing a security's value in comparison to its current price the Investment Manager analyzes such measurements as price to earnings ratio, price to cash flow ratio, price to book value ratio, price to replacement cost ratio and price to private market value ratio.

   The equity securities in which the Fund will invest consist of common and preferred stocks, convertible securities (e.g., preferred stock, bonds and debentures) and warrants. Preferred stocks are stocks which have preferences, such as payment of dividends, over common stocks; debentures are debt securities subject to protective covenants such as the maintenance of minimum financial conditions; convertible securities are securities which may be converted into different securities, such as a preferred stock being converted into a common stock; and warrants are rights to acquire other securities. The Fund anticipates that more than half of the total value, at the time of investment, of the equity securities held by the Fund will be included on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system or listed on a major securities exchange.

   Under normal circumstances, the Fund expects to be fully invested in equity securities as described above. However, the Fund may, consistent with its investment objective, also invest at any time up to 35% of its total assets in other equity and debt securities, such as those issued by larger capitalization, more mature, or special situation companies, and U.S. Government securities. A special situation company is one which, because of unique circumstances such as, for example, a particular business niche it fills, is an attractive investment even though it is not a small capitalization issuer. The Fund will generally purchase investment grade debt securities (i.e., rated at the time of purchase within the AAA, AA, A or BBB categories by Standard & Poor's Corporation ("S&P") or Aaa, Aa, A or Baa categories by Moody's Investors Service, Inc. ("Moody's")), or securities that are not rated but considered by the Investment Manager to be of equivalent investment quality; bonds rated Baa by Moody's, or equivalent, may have speculative characteristics. The Fund may, however, invest up to 5% of its total assets in debt securities rated as low as C by S&P and Moody's. The debt securities, which may have differing maturities and fixed or floating interest rates, generally will be U.S. Government securities or issued by larger capitalization issuers. For more information on debt ratings and the risks of lower rated debt securities, see the Statement of Additional Information.

   Because the Fund invests primarily in small capitalization companies, an investment in the Fund involves greater than average risks and the value of the Fund's shares may fluctuate more widely than the value of shares of a fund that invests in larger, more established companies. Securities held by the Fund, particularly those traded over-the-counter, may have limited marketability and may be subject to more abrupt or erratic market movements over time than securities of larger, more seasoned companies or the market as a whole. The issuers of over-the-counter securities may have limited product lines, markets and financial resources, may be dependent on entrepreneurial management, typically reinvest most of their net income in the enterprise and typically do not pay dividends.

Other Investments and Risk Considerations

Foreign Investments

The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.

   ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

   ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange-based trading. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

   The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

   It is anticipated that most of the foreign investments of the Fund will consist of securities of issuers in countries with developed economies. However, the Fund may also invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager, although the Fund does not presently expect to invest more than 5% of its total assets in issuers in such less developed countries. Such countries include countries that have an emerging stock market that trades a small number of securities; countries with low- to middle-income economies; and/or countries with economies that are based on only a few industries. Eastern European countries are considered to have less developed capital markets.

   For further information regarding foreign investments, see the Statement of Additional Information.

Currency Transactions

In order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies, the Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or by entering into forward contracts to purchase or sell currencies. Although such contracts tend to minimize the risk of loss resulting from a correctly predicted decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase. In entering a forward currency transaction, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, large institutions with which the Investment Manager has done substantial business in the past. For further information, see the Statement of Additional Information.

Other Investment Policies

The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank, or any combination thereof. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

   The Fund will retain most rights of ownership including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

   The Fund may, subject to certain percentage limitations below, buy and sell options, futures contracts and options on futures contracts on securities, securities indices and currencies; such instruments are commonly known as derivatives because they derive their value from underlying assets, such as the securities on which they are based. The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such derivative positions for nonhedging purposes would exceed 5% of the market value of the Fund's net assets; similar policies apply to options which are not commodities. The Fund may also invest in derivatives through various forms of swap arrangements, which have simultaneously the characteristics of a security and a futures contract, although the Fund does not presently expect to invest more than 5% of its total assets in such derivatives. These swap arrangements include interest rate swaps, currency swaps and index swaps. For a more detailed discussion of derivatives, see the Statement of Additional Information. The Fund may also enter into repurchase agreements, reverse repurchase agreements and purchase securities on a "when-issued" or forward commitment basis. See the Statement of Additional Information.

   The Fund may invest in restricted securities in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. Because the market for such securities is still developing, such securities could possibly become illiquid in particular circumstances. See the Statement of Additional Information.


   The Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. An actual portfolio turnover rate of 100% or more may result in greater transaction costs, relative to other funds in general, and may have tax and other consequences as well. See the Statement of Additional Information.

Limiting Investment Risk


In seeking to lessen investment risk, the Fund operates under certain fundamental and nonfundamental investment restrictions. Under the fundamental investment restrictions, the Fund may not (a) purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations), if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund; or
(b) invest more than 25% of the Fund's total assets in securities of issuers principally engaged in any one industry as set forth in the Statement of Additional Information.


   The foregoing fundamental investment restrictions may not be changed except by vote of the holders of a majority of the outstanding voting securities of the Fund. The vote of a majority of the outstanding voting securities of the Fund means the vote (A) of 67 per centum or more of the voting securities present at a meeting, if the holders of more than 50 per centum of the outstanding voting securities of the Fund are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of the Fund, whichever is less.

   Under the nonfundamental investment restrictions, the Fund may not invest more than 15% of the Fund's total assets in illiquid securities including repurchase agreements extending for more than seven days and may not invest more than 5% of the Fund's total assets in restricted securities excluding securities eligible for resale under Rule 144A under the Securities Act of 1933. Although many illiquid securities may also be restricted, and vice versa, compliance with each of these policies will be determined independently. The foregoing nonfundamental investment restriction may be changed without a shareholder vote.

   For further information on the above and other fundamental and nonfundamental investment restrictions, see the Statement of Additional Information.

   The Fund may hold up to 100% of its assets in cash or certain short-term securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions. To the extent that the Fund's assets are held in a temporary defensive position, the Fund will not be achieving its investment objective. The types of short-term instruments in which the Fund may invest for such purposes are, as more fully described in the Statement of Additional
Information: U.S. Government securities (including STRIPS, as defined below), custodial receipts, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper rated at least "A" by S&P or "Prime" by Moody's (or, if not rated, issued by companies having an outstanding unsecured debt issue rated at least "A" by S&P or Moody's). Under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program, the principal and interest components of selected U.S. Government securities are traded independently. Custodial receipts are instruments that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds and are known by various names, including "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"). See the Statement of Additional Information.

Information on the Purchase of Shares, Redemption of Shares and Shareholder Services is set forth on pages 9 to 23 below.


The Fund is available for investment by many kinds of investors including participants investing through 401(k) or other retirement plan sponsors, employees investing through savings plans sponsored by employers, Individual Retirement Accounts ("IRAs"), trusts, corporations, individuals, etc. The applicability of the general information and administrative procedures set forth below accordingly will vary depending on the investor and the recordkeeping system established for a shareholder's investment in the Fund. Participants in 401(k) and other plans should first consult with the appropriate person at their employer or refer to the plan materials before following any of the procedures below. For more information or assistance, anyone may call 1-800-562-0032.

Purchase of Shares

Methods of Purchase


Through Dealers and Others



Shares of the Fund are continuously offered through securities dealers, financial institutions and others (collectively referred to herein as securities dealers or dealers) who have entered into sales agreements with the Distributor. Purchases through dealers are confirmed at the offering price, which is the net asset value plus the applicable sales charge, next determined after the order is duly received by State Street Research Shareholder Services ("Shareholder Services"), a division of State Street Research Investment Services, Inc., from the dealer. ("Duly received" for purposes herein means in accordance with the conditions of the applicable method of purchase as described below.) The dealer is responsible for transmitting the order promptly to Shareholder Services in order to permit the investor to obtain the current price. See "Purchase of Shares--Net Asset Value" herein.


By Mail


Initial investments in the Fund may be made by mailing or delivering to the investor's dealer a completed Application (accompanying this Prospectus), together with a check for the total purchase price payable to the Fund. The dealer must forward the Application and check in accordance with the instructions on the Application. Additional shares may be purchased by mailing to Shareholder Services a check payable to the Fund in the amount of the total purchase price together with any one of the following: (i) an Application; (ii) the stub from the shareholder's account statement; or (iii) a letter setting forth the name of the Fund, the class of shares and the account name and number. Shareholder Services will deliver the purchase order to the transfer agent and dividend paying agent, State Street Bank and Trust Company (the "Transfer Agent").


   If the check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be cancelled.

By Wire


An investor may purchase shares by wiring Federal Funds of not less than $25,000 to State Street Bank and Trust Company, which also serves as the Trust's custodian (the "Custodian"), as set forth below. Prior to making an investment by wire, an investor must notify Shareholder Services at 1-800-562-0032 and obtain a control number and instructions. Following such notification, Federal Funds should be wired through the Federal Reserve System to:

  ABA #011000028
  State Street Bank and Trust Company
  Boston, MA
  BNF = State Street Research Aurora Fund and class of shares (A, B, C or D) AC = 99029761
  OBI = Shareholder Name
        Shareholder Account Number
        Control #K (assigned by State Street
        Research Shareholder Services)


   In order for a wire investment to be processed on the same day (i) the investor must notify Shareholder Services of his or her intention to make such investment by 12 noon Boston time on the day of his or her investment; and (ii) the wire must be received by 4 P.M. Boston time that same day.


   An investor making an initial investment by wire must promptly complete the Application accompanying this Prospectus and deliver it to his or her dealer, who should forward it as required. No redemptions will be effected until the Application has been duly processed.



   The Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by the Fund. The Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.


Minimum Investment

                                         Class of Shares
                             --------------------------------------
                                  A          B       C        D
                              ---------  ---------  ---------------
Minimum Initial Investment
 By Wire                       $25,000    $25,000    (a)   $25,000
 IRAs                          $ 2,000    $ 2,000    (a)   $ 2,000
 By Investamatic               $10,000    $10,000    (a)   $10,000
 All other                     $25,000    $25,000    (a)   $25,000
Minimum Subsequent Investment
 By Wire                       $ 5,000    $ 5,000    (a)   $ 5,000
 IRAs                          $ 1,000    $ 1,000    (a)   $ 1,000
 By Investamatic               $    50    $    50    (a)   $    50
 All other                     $    50    $    50    (a)   $    50

(a) Special conditions apply; contact the Distributor.


   The Fund reserves the right to vary the minimums for initial or subsequent investments as in the case of, for example, exchanges and investments under various retirement and employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, or other investment plans for reinvestment of dividends and distributions or for periodic investments (e.g., Investamatic Program).


Alternative Purchase Program

General


Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire initial purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.



   As described in greater detail below, dealers are paid differing amounts of commissions and other compensation depending on which class of shares they sell.

   The major differences among the various classes of shares are as follows:

                               CLASS A                  CLASS B           CLASS C            CLASS D
                      ------------------------  ----------------------- ------------  -----------------------
Sales Charges         Initial sales            Contingent deferred      None         Contingent deferred
                      charge at time of        sales charge of 5%                    sales charge of 1%
                      investment of up         to 2% applies to                      applies to any shares
                      to 4.5% depending        any shares redeemed                   redeemed within one
                      on amount of             within first five years               year following
                      investment               following their                       their purchase
                                               purchase; no
                                               contingent deferred
                                               sales charge
                                               after five years

                      On investments of
                      $1 million or more, no
                      initial sales charge;
                      but contingent
                      deferred sales
                      charge of 1% applies
                      to any shares
                      redeemed within
                      one year following
                      their purchase

Distribution Fee      None                     0.75% for first          None         0.75% each year
                                               eight years;
                                               Class B shares
                                               convert auto-
                                               matically to
                                               Class A shares
                                               after eight years

Service Fee           0.25% each year          0.25% each year          None         0.25% each year

Initial Commission    Above described          4%                       None         1%
Received by Selling   initial sales charge
Dealers               less 0.25% to 0.50%
                      retained by
                      Distributor

                      On investments of
                      $1 million or more,
                      0.25% to 1% paid
                      to dealer by
                      Distributor

   In deciding which class of shares to purchase, the investor should consider the amount of the investment, the length of time the investment is expected to be held, and the ongoing service fee and distribution fee, among other factors.

   Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of the sales charge, not all of an investor's purchase amount is invested unless the purchase equals $1,000,000 or more. Class B shareholders pay no initial sales charge, but a contingent deferred sales charge of up to 5% generally applies to shares redeemed within five years of purchase. Class D shareholders also pay no initial sales charge, but a contingent deferred sales charge of 1% generally applies to redemptions made within one year of purchase. For Class B and Class D shareholders, therefore, the entire purchase amount is immediately invested in the Fund.

   An investor who qualifies for a significantly reduced initial sales charge, or a complete waiver of the sales charge on investments of $1,000,000 or more, on the purchase of Class A shares might elect that option to take advantage of the lower ongoing service and distribution fees that characterize Class A shares compared with Class B or Class D shares.

   Class A, Class B and Class D shares are assessed an annual service fee of 0.25% of average daily net assets. Class B shares are assessed an annual distribution fee of 0.75% of daily net assets for an eight-year period following the date of purchase and are then automatically converted to Class A shares. Class D shares are assessed an annual distribution fee of 0.75% of daily net assets for as long as the shares are held. The prospective investor should consider these fees plus the initial or contingent deferred sales charges in estimating the costs of investing in the various classes of Fund shares.

   Only certain employee benefit plans and large institutions may make investments in Class C shares.


   Some of the service and distribution fees are allocated to dealers (see "Distribution Plan" below). In addition, the Distributor will, at its expense, provide additional cash and noncash incentives to dealers that sell shares. Such incentives may be extended only to those dealers who have sold or may sell significant amounts of shares and/or meet other conditions established by the Distributor; for example, the Distributor may sponsor special promotions to develop particular distribution channels or to reach certain investor groups. The Distributor may also compensate those dealers with clients who maintain their investments in a Fund over a period of years. The incentives may include merchandise and trips to and attendance at sales seminars at resorts.


Class A Shares--Initial Sales Charges

Sales Charges


The purchase price of a Class A share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein, plus a sales charge which varies depending on the dollar amount of the shares purchased as set forth in the table below. A major portion of this sales charge is reallowed by the Distributor to the dealer responsible for the sale.


                             Sales        Sales
                            Charge        Charge
                            Paid by      Paid by          Dealer
                           Investor      Investor       Concession
      Dollar Amount         As % of      As % of          As % of
       of Purchase         Purchase     Net Asset        Purchase
       Transaction           Price        Value            Price
Less than $100,000           4.50%         4.71%            4.00%
$100,000 or above but
  less than $250,000         3.50%         3.63%            3.00%
$250,000 or above but
  less than $500,000         2.50%         2.56%            2.00%
$500,000 or above but
  less than
  $1 million                 2.00%         2.04%            1.75%
$1 million and above                                        See following
                                0%            0%            discussion


   On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized dealer a commission based on the aggregate of such sales as follows:

 Amount of Sale                   Commission
 -------------------------------  -------------
(a) $1 million to $3 million         1.00%
(b) Next $2 million                  0.50%
(c) Amount over $5 million           0.25%


   On such sales of $1,000,000 or more, unless the above commission is waived by the dealer, the investor is subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. However, such redeemed shares will not be subject to the contingent deferred sales charge to the extent that their value represents (1) capital appreciation or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" below (as otherwise applicable to Class B shares).


   Class A shares of the Fund that are purchased without a sales charge may be exchanged for Class A shares of certain other Eligible Funds, as described below, without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply upon a subsequent redemption within one year of the Class A shares which are acquired through such exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Reduced Sales Charges

The reduced sales charges set forth in the table above are applicable to purchases made at any one time by any "person," as defined in the Statement of Additional Information, of $100,000 or more of Class A shares of the Fund or a combination of "Eligible Funds." "Eligible Funds" include the Fund and other funds so designated by the Distributor from time to time. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Securities dealers should call Shareholder Services for details concerning the other Eligible Funds and any persons who may qualify for reduced sales charges and related information. See the Statement of Additional Information.

Letter of Intent

Any investor who provides a Letter of Intent may qualify for a reduced sales charge on purchases of no less than an aggregate of $100,000 of Class A shares of the Fund and any other Eligible Funds within a 13-month period. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Additional information on a Letter of Intent is available from dealers, or from the Distributor, and also appears in the Statement of Additional Information.

Right of Accumulation

Investors may purchase Class A shares of the Fund or a combination of shares of the Fund and other Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. Under the Right of Accumulation, the sales charge is determined by combining the current purchase with the value of the Class A shares of other Eligible Funds held at the time of purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. See the Statement of Additional Information and call Shareholder Services for details concerning the Right of Accumulation.

Other Programs

Class A shares of the Fund may be sold at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

   In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and persons: (A) the Investment Manager, Distributor, or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers, minimum investments by various groups of eligible persons and any other matters, as may be adopted by the Distributor from time to time.

Class B Shares--Contingent Deferred Sales Charges

Contingent Deferred Sales Charges

The public offering price of Class B shares is the net asset value per share next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. However, a contingent deferred sales charge may be imposed upon redemptions of Class B shares as described below.


   The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class B shares without an initial sales charge.


   Class B shares that are redeemed within a five-year period after their purchase will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:


                           Contingent Deferred Sales
                           Charge As A Percentage Of
Redemption During               Net Asset Value
-----------------------  ------------------------------
1st Year Since Purchase                5%
2nd Year Since Purchase                4%
3rd Year Since Purchase                3%
4th Year Since Purchase                3%
5th Year Since Purchase                2%
6th Year Since Purchase and
 Thereafter                            None



   In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption of Class B shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. The holding period for purposes of applying a contingent deferred sales charge on Class B shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Funds, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.


Contingent Deferred Sales Charge Waivers


The contingent deferred sales charge does not apply to exchanges, or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code for retirement accounts or plans (e.g., age 701/2 for IRAs and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an IRA. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund.) The Fund may modify or terminate the waivers described above at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.


Conversion of Class B Shares to Class A Shares

A shareholder's Class B shares, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

Class C Shares--Institutional; No Sales Charge

The purchase price of a Class C share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase or redemption. The Fund will receive the full amount of the investor's purchase payment.


   In general, Class C shares are only available for new investments by certain large institutions and employee benefit plans which acquire shares through programs or products sponsored by Metropolitan Life Insurance Company ("Metropolitan") and/or its affiliates, for which Class C shares have been designated. See the Statement of Additional Information. Information on the availability of Class C shares and further conditions and limitations is available from the Distributor.


   Class C shares may be issued directly or through exchanges to those shareholders of the Fund or other Eligible Funds who previously held shares not subject to any future sales charge or service fees or distribution fees.

Class D Shares--Spread Sales Charges


The purchase price of a Class D share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. The contingent deferred sales charge will be 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The Distributor pays dealers a 1% commission for selling Class D shares at the time of purchase. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class D shares without an initial sales charge.


   Class D shares that are redeemed within one year after purchase will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or
(2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" above (as otherwise applicable to Class B shares). For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Net Asset Value

The Fund's per share net asset values are determined Monday through Friday as of the close of the New York Stock Exchange (the "NYSE") exclusive of days on which the NYSE is closed. The NYSE ordinarily closes at 4 P.M. New York City time. Assets held by the Fund are valued at the last reported sale price as of the close of business on the valuation date, except that securities and assets for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Trustees of the Trust. In determining the value of certain assets for which market quotations are not readily available, the Fund may use one or more pricing services. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE. The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less that have a remaining maturity of 60 days or less when the value obtained is fair value. Further information with respect to the valuation of the Fund's assets is included in the Statement of Additional Information.

Distribution Plan

The Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

   Class      Service Fee      Distribution Fee
---------- ---------------- ----------------------
     A           0.25%               None
     B           0.25%               0.75%
     C           None                None
     D           0.25%               0.75%


   Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class D shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.



   The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.


   The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

   Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

   A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time by the Trustees of the Trust.

Redemption of Shares

Shareholders may redeem all or any portion of their accounts on any day the NYSE is open for business. Redemptions will be effective at the applicable net asset value per share next determined (see "Purchase of Shares--Net Asset Value" herein) after receipt of the redemption request, in accordance with the requirements described below, by Shareholder Services and delivery of the request by Shareholder Services to the Transfer Agent. To allow time for the clearance of checks used for the purchase of any shares which are tendered for redemption shortly after purchase, the remittance of the redemption proceeds for such shares could be delayed for 15 days or more after the purchase. Shareholders who anticipate a potential need for immediate access to their investments should, therefore, purchase shares by wire. Except as noted, redemption proceeds from the Fund are normally remitted within seven days after receipt of the redemption request by the Fund and any necessary documents in good order.

Methods of Redemption

Request By Mail

A shareholder may request redemption of shares, with proceeds to be mailed to the shareholder or wired to a predesignated bank account (see "Proceeds By Wire" below), by sending to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) an endorsed stock power in good order with respect to the shares or, if issued, the share certificates for the shares endorsed for transfer or accompanied by an endorsed stock power; (3) any required signature guarantees (see "Redemption of Shares--Signature Guarantees" below); and (4) any additional documents which may be required for redemption in the case of corporations, trustees, etc., such as certified copies of corporate resolutions, governing instruments, powers of attorney, and the like. The Transfer Agent will not process requests for redemption until it has received all necessary documents in good order. A shareholder will be notified promptly if a redemption request cannot be accepted. Shareholders having any questions about the requirements for redemption should call Shareholder Services toll-free at 1-800-562-0032.

Request By Telephone

Shareholders may request redemption by telephone with proceeds to be transmitted by check or by wire (see "Proceeds By Wire" below). A shareholder can request a redemption for $50,000 or less to be transmitted by check. Such check for the proceeds will be made payable to the shareholder of record and will be mailed to the address of record. There is no fee for this service. It is not available for shares held in certificate form or if the address of record has been changed within 30 days of the redemption request. The Fund may revoke or suspend the telephone redemption privilege at any time and without notice. See "Shareholder Services--Telephone Services" for a discussion of the conditions and risks associated with Telephone Privileges.

Proceeds By Wire


Upon a shareholder's written request or by telephone if the shareholder has Telephone Privileges (see "Shareholder Services--Telephone Services" herein), the Trust's custodian will wire redemption proceeds to the shareholder's predesignated bank account. To make the request, the shareholder should call 1-800-562-0032 prior to 4 P.M. Boston time. A $7.50 charge against the shareholder's account will be imposed for each wire redemption. This charge is subject to change without notice. The shareholder's bank may also impose a charge for receiving wires of redemption proceeds. The minimum redemption by wire is $5,000.


Request to Dealer to Repurchase

For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Payment of the repurchase proceeds is made to the dealer who placed the order promptly upon delivery of certificates for shares in proper form for transfer or, for Open Accounts, upon the receipt of a stock power with signatures guaranteed as described below, and, if required, any supporting documents. Neither the Fund nor the Distributor imposes any charge upon such a repurchase. However, a dealer may impose a charge as agent for a shareholder in the repurchase of his or her shares. The Fund has reserved the right to change, modify or terminate the services described above at any time.

Additional Information

Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed promptly to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

   To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

   The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted; (2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) during such other periods as the Securities and Exchange Commission may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Redemption of Shares" herein.

Signature Guarantees

To protect shareholder accounts, the Transfer Agent, the Fund, the Investment Manager and the Distributor from possible fraud, signature guarantees are required for certain redemptions. Signature guarantees help the Transfer Agent to determine that the person who has authorized a redemption from the account is, in fact, the shareholder. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances. Please contact Shareholder Services at 1-800-562-0032 for specific requirements relating to your account.

Shareholder Services

The Open Account System

Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing shares will not be issued. Shareholders will receive periodic statements of transactions in their accounts.

   The Fund's Open Account System provides the following options:

   1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check, payable to the Fund, to Shareholder Services under the terms set forth above under "Purchase of Shares."

   2. The following methods of receiving dividends from investment income and distributions from capital gains are available:

      (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

      (b) All income dividends in cash; all capital gains distributions reinvested in additional shares of the Fund.

      (c) All income dividends and capital gains distributions in cash.

      (d) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "Dividend Allocation Plan" herein.

   Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, the account will automatically be coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to Shareholder Services. Dividends and distributions are reinvested at net asset value without a sales charge.

Exchange Privilege

Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class D shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of the acquired Class A, Class B and Class D shares, the holding period of the redeemed shares is "tacked" to the holding period of the acquired shares. The period any Class E shares are held is not tacked to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.


   Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class D shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.



   For the convenience of its shareholders who have Telephone Privileges, the Fund permits exchanges by telephone request from either the shareholder or his or her dealer. Shares may be exchanged by telephone provided that the registration of the two accounts is the same. The toll-free number for exchanges is 1-800-562-0032. See "Telephone Services" herein for a discussion of conditions and risks associated with Telephone Privileges.


   The exchange privilege may be exercised only in those states where shares of the relevant other Eligible Fund may legally be sold. For tax purposes, each exchange actually represents the sale of shares of one fund and the purchase of shares of another. Accordingly, exchanges may produce a capital gain or loss for tax purposes. The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same Telephone Privileges as the existing account, unless Shareholder Services is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

   The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by Shareholder Services and delivered by Shareholder Services to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact Shareholder Services.

Reinvestment Privilege

A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

   Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by Shareholder Services of such shareholder's written purchase request and delivery of the request by Shareholder Services to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund. No charge is imposed by the Fund for such reinvestments; however, dealers may charge fees in connection with the reinvestment privilege. The reinvestment privilege may be exercised with respect to an Eligible Fund only in those states where shares of the relevant other Eligible Fund may legally be sold.

Investment Plans


The Investamatic Program is available to Class A, Class B and Class D shareholders. Under this Program, shareholders may make regular investments by authorizing withdrawals from their bank accounts each month or quarter on the Application available from Shareholder Services.


   The Distributor also offers IRAs and tax-sheltered retirement plans, including prototype and other employee benefit plans for employees, sole proprietors, partnerships and corporations. Details of these investment plans and their availability may be obtained from securities dealers or from Shareholder Services.

Systematic Withdrawal Plan

A shareholder who owns noncertificated Class A or Class C shares with a value of $5,000 or more, or Class B or Class D shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

   In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Plan was initiated, whichever is higher.

   Expenses of the Plan are borne by the Fund. A participating shareholder may withdraw from the Plan and the Fund may terminate the Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan


The Dividend Allocation Plan allows shareholders to elect to have all of their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount. The number of shares purchased will be determined as of the dividend payment date. The Dividend Allocation Plan is subject to state securities law requirements, to suspension at any time, and to such policies, limitations and restrictions, as, for instance, may be applicable to street name or master accounts, that may be adopted from time to time.


Automatic Bank Connection

A shareholder may elect, by participating in the Fund's Automatic Bank Connection ("ABC"), to have dividends and other distributions, including Systematic Withdrawal Plan payments, automatically deposited in the shareholder's bank account by electronic funds transfer. Some contingent deferred sales charges may apply. See "Systematic Withdrawal Plan" herein.

Reports

Reports for the Fund will be sent to shareholders of record at least semiannually. These reports will include a list of the securities owned by the Fund as well as the Fund's financial statements.

Telephone Services

The following telephone privileges ("Telephone Privileges") can be used:

   (1) the privilege allowing the shareholder to make telephone redemptions for amounts up to $50,000 to be mailed to the shareholder's address of record is available automatically;

   (2) the privilege allowing the shareholder or his or her dealer to make telephone exchanges is available automatically;


   (3) the privilege allowing the shareholder to make telephone redemptions for amounts over $5,000, to be remitted by wire to the shareholder's predesignated bank account, is available by election on the Application accompanying this Prospectus. A current shareholder who did not previously request such telephone wire privilege on his or her original Application may request the privilege by completing a Telephone Redemption-by-Wire Form which may be obtained by calling 1-800-562-0032. The Telephone Redemption-by-Wire form requires a signature guarantee; and



   (4) the privilege allowing the shareholder to make telephone purchases or redemptions, transmitted via the Automated Clearing House system, into or from the shareholder's predesignated bank account, is available upon completion of the requisite initial documentation. For details and forms, call 1-800-562-0032. The documentation requires a signature guarantee.


   A shareholder may decline the automatic Telephone Privileges set forth in
(1) and (2) above by so indicating on the Application accompanying this Prospectus.

   A shareholder may discontinue any Telephone Privilege at any time by advising Shareholder Services that the shareholder wishes to discontinue the use of such privileges in the future.

   Unless such Telephone Privileges are declined, a shareholder is deemed to authorize Shareholder Services and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. None of the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager or the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures must be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses due to unauthorized or fraudulent instructions if such procedures are not followed.


   Shareholders may redeem or exchange shares by calling toll-free 1-800-562-0032. Although it is unlikely, during periods of extraordinary market conditions, a shareholder may have difficulty in reaching Shareholder Services at such telephone number. In that event, the shareholder should contact Shareholder Services at 1-800-562-0032 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.


Shareholder Account Inquiries:
 Please call 1-800-562-0032

Call this number for assistance in answering general questions on your account, including account balance, available shareholder services, statement information and performance of the Fund. Account inquiries may also be made in writing to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408. A fee of up to $10 will be charged against an account for providing additional account transcripts or photocopies of paid redemption checks or for researching records in response to special requests.


Shareholder Telephone Transactions:
 Please call 1-800-562-0032


Call this number for assistance in purchasing shares by wire and for telephone redemptions or telephone exchange transactions. Shareholder Services will require some form of personal identification prior to acting upon instructions received by telephone. Written confirmation of each transaction will be provided.

The Fund and its Shares


The Fund commenced operations in February 1995 as an additional series of State Street Research Capital Trust, a Massachusetts business trust, formed in 1988. The Fund was originally known as State Street Research Small Capitalization Value Fund, and changed its name to State Street Research
Aurora Fund in 1996. The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D. The Trust is registered with the Securities and Exchange Commission 1940 Act as an open-end management investment company. The fiscal year end of the Fund is September 30.


Except for those differences between the classes of shares described below and elsewhere in the Prospectus, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable. In the future, certain classes may be redesignated, for administrative purposes only, to conform to standard class designations and common usage of terms which may develop in the mutual fund industry. For example, Class C shares may be redesignated as Class Y shares and Class D shares may be redesignated as Class C shares. Any redesignation would not affect any substantive rights respecting the shares.

Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class D shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges.

The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.


Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under said Act, the Board of Trustees will be a self-perpetuating body until fewer than two thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding Trust shares can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.



As of December 31, 1996, Metropolitan was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of approximately 99.8%, 99.9% and 99.8% of the outstanding Class B, Class C and Class D shares of the Fund, respectively, and may be deemed to be in control of such shares as "control" is defined in the 1940 Act. Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters, such as any Distribution Plan for a given class.


Management of the Fund

Under the provisions of the Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees. The Fund's investment manager is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees.

The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy, which continues to this day, emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.

The Investment Manager and the Distributor are indirect wholly-owned subsidiaries of Metropolitan, and both are located at One Financial Center, Boston, Massachusetts 02111-2690.


Under its Advisory Agreement with the Trust, the Investment Manager receives a monthly investment advisory fee equal to 0.85% (on an annual basis) of the average daily value of the net assets of the Fund. Such fee is higher than that charged by most mutual funds, but is believed by the Trustees to be justified given the considerable analysis and research necessary to manage the Fund in light of its investment objective and policies. The Fund bears all costs of its operation other than those incurred by the Investment Manager under the Advisory Agreement. In particular, the Fund pays, among other expenses, investment advisory fees, certain distribution expenses under the Fund's Distribution Plan and the compensation and expenses of the Trustees who are not otherwise currently affiliated with the Investment Manager or any of its affiliates. The Fund also incurs expenses payable to various states in connection with the offer and sale of the Fund's shares, and expenses for legal, custodian and transfer agent services, among other costs. Under the Advisory Agreement, the Investment Manager provides the Fund with office space, facilities and personnel. The Investment Manager compensates Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates.


The Fund is managed by Rudolph K. Kluiber. Mr. Kluiber has managed the Fund since its inception. Mr. Kluiber's principal occupation currently is Vice President of State Street Research & Management Company. During the past five years he has also served as an analyst for State Street Research & Management Company.

Subject to the policy of seeking best overall price and execution, sales of shares of the Fund may be considered by the Investment Manager in the selection of broker or dealer firms for the Fund's portfolio transactions.

The Investment Manager has a Code of Ethics governing personal securities transactions of certain of its employees; see the Statement of Additional Information.

Dividends and Distributions; Taxes


The Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for its most recent fiscal year and intends to qualify as such in future fiscal years, although it cannot give complete assurance that it will do so. As long as it so qualifies and satisfies certain distribution requirements, it will not be subject to federal income taxes on its income (including capital gains, if any) distributed to its shareholders. Consequently, the Fund intends to distribute annually to its shareholders substantially all of its net investment income and any capital gain net income (capital gains net of capital losses). The Fund declares dividends from net investment income and distributions of net capital gains annually and pays such dividends and distributions, if any, after year end or as otherwise required for compliance with applicable tax regulations. Both dividends from net investment income and distributions of capital gain net income will be declared and paid to shareholders in additional shares of the Fund at net asset value on the record date of that dividend or distribution, except in the case of shareholders who elect a different available distribution method.


   The Fund will provide its shareholders of record with annual information on a timely basis concerning the federal tax status of dividends and distributions during the preceding calendar year.

   Dividends paid by the Fund from taxable net investment income and distributions of net short-term capital gains, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as ordinary income, and a portion may be eligible for the 70% dividends- received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income consists of qualifying dividends of domestic corporations. Distributions of net capital gains (the excess of net long- term capital gains over net short-term capital losses) which are designated as capital gains distributions, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as long-term capital gains, regardless of how long shareholders have held their shares, and are not eligible for the dividends-received deduction. If shares of the Fund which are sold at a loss have been held six months or less, the loss will be considered as a long-term capital loss to the extent of any capital gains distributions received.

   Dividends and other distributions and proceeds of redemptions of Fund shares paid to individuals and other nonexempt payees will be subject to a 31% federal backup withholding tax if State Street Bank and Trust Company, the Fund's transfer agent, is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding.

   The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, prospective shareholders are urged to consult their own tax advisers regarding tax matters, including state and local tax consequences.

Calculation of Performance Data


From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C and Class D shares to that of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices such as the NASDAQ Composite Average, Small Stock Index, Russell 2000 Value Index, Russell 2000 Index, Russell 2000 Growth Index, Standard & Poor's 500 Stock Index (the "S&P 500"), Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages, such as the Lipper Small Company Growth Funds average, compiled by Lipper

Analytical Services, Inc., or to those compiled by Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, the Wall Street Journal and Investor's Daily.


   Total return is computed separately for each class of shares of the Fund. The average annual total return ("standard total return") for shares of the Fund is computed by determining the average annual compounded rate of return for a designated historical period as applied to a hypothetical $1,000 initial investment, which is redeemed in total at the end of such period. In making the calculation, all dividends and distributions are assumed to be reinvested, and all recurring expenses, including management and distribution fees, are recognized. The calculation also reflects the highest applicable initial or contingent deferred sales charge, determined as of the assumed date of initial investment or the assumed date of redemption, as the case may be. Standard total return may be accompanied with nonstandard total return information computed in the same manner, but for differing periods and with or without annualizing the total return or taking sales charges into account.

   The standard total return results take sales charges into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for remittance of redemption proceeds by wire. Where sales charges are not applicable and therefore not taken into account in the calculation of standard total return, the results will be increased. Any voluntary waiver of management fees or assumption of expenses by the Fund's affiliates will also increase performance results.

   Performance information may be useful in evaluating the Fund and for providing a basis for comparison with other financial alternatives. Since the performance of the Fund varies in response to fluctuations in economic and market conditions, interest rates and Fund expenses, among other things, no performance quotation should be considered a representation as to the Fund's performance for any future period. In addition, the net asset value of shares of the Fund will fluctuate, with the result that shares of the Fund, when redeemed, may be worth more or less than their original cost. Neither an investment in the Fund nor the Fund's performance is insured or guaranteed; such lack of insurance or guarantees should accordingly be given appropriate consideration when comparing the Fund to financial alternatives which have such features. Performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

                       STATE STREET RESEARCH CAPITAL FUND
                                   a Series of
                       STATE STREET RESEARCH CAPITAL TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                February 1, 1997


                                TABLE OF CONTENTS
                                                                  Page


ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS..................... 2

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT
 TECHNIQUES......................................................... 5

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS.....................14

RATING CATEGORIES OF DEBT SECURITIES................................17

TRUSTEES AND OFFICERS...............................................20

INVESTMENT ADVISORY SERVICES........................................25

PURCHASE AND REDEMPTION OF SHARES...................................26

NET ASSET VALUE.....................................................28

PORTFOLIO TRANSACTIONS..............................................30

CERTAIN TAX MATTERS.................................................33

DISTRIBUTION OF SHARES OF THE FUND..................................35

CALCULATION OF PERFORMANCE DATA.....................................39

CUSTODIAN...........................................................41

INDEPENDENT ACCOUNTANTS.............................................41

FINANCIAL STATEMENTS................................................42

         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Capital Fund (the "Fund") dated February 1, 1997, which may be obtained without charge from the offices of State Street Research Capital Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.





CONTROL NUMBER:  1285C-970131(0298)SSR-LD                          CF-879D-0197

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         As set forth in part under "The Fund's Investments" and "Limiting Investment Risk" in the Fund's Prospectus, the Fund has adopted certain investment restrictions.

         All of the Fund's fundamental investment restrictions are set forth below. These fundamental investment restrictions may not be changed except by the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is the Fund's policy:

         (1) not to purchase the securities of any issuer if such purchase at the time thereof would cause more than five percent (5%) of the total assets of the Fund to be invested in the securities of any one issuer; but this restriction shall not apply to obligations of the government of the United States of America or to obligations of any corporation organized under a general Act of Congress if such corporation is an instrumentality of the United States;

         (2) not to purchase the securities of any issuer if such purchase at the time thereof would cause more than ten percent (10%) of any class of securities of such issuer (as disclosed by the last available financial statement of such issuer) to be held by the Fund;

         (3) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);


         (4) not to underwrite or participate in the marketing of securities of other issuers, although the Fund may, acting alone or in syndicates or groups purchase or otherwise acquire securities of other issuers for investment either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities [as a matter of interpretation, which is not part of the fundamental policy, this restriction does not apply to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws];


         (5) not to make any investment in real property or real estate mortgage loans;

         (6) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

         (7) not to purchase for, or retain in, its portfolio any security of an issuer if, to the knowledge of the Fund, those of its officers and directors and officers and directors of its investment adviser who individually own beneficially more than 1/2 of 1% of the securities of such issuer, when combined, own beneficially more than 5% of the securities of such issuer taken at market;

         (8)      not to issue senior securities;

         (9) not to invest in oil, gas or other mineral exploration or development programs (provided that the Fund may invest in securities issued by or which are based directly or indirectly, on the credit of companies which invest in or sponsor such programs);

         (10) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry (for purposes of this restriction (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry and (c) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities shall be excluded); and

         (11) not to borrow money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 10% of the value of its net assets, provided that additional investments will be suspended during any period when borrowings exceed 5% of the Fund's net assets, and provided further that reverse repurchase agreements shall not exceed 5% of the Fund's net assets. The Board of Trustees may authorize the borrowing of money only on an unsecured basis for the general purposes of the Fund and may authorize the issue therefor of notes or debentures of the Fund, but no money shall be borrowed by the Fund except pursuant to the authority of the Board of Trustees, and no borrowings by the Fund shall be authorized to an aggregate amount greater than ten percent, as noted, of the net assets of the Fund.

         The following nonfundamental investment restrictions may be changed with respect to the Fund by a vote of a majority of the Trustees. Under these restrictions, it is the Fund's policy:

         (1) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 15% of the Fund's total assets, taken at cost (for the purpose of this restriction financial futures, options on financial futures and forward currency exchange contracts are not deemed to involve a pledge of assets);

         (2) not to invest in warrants more than 5% of the value of its total assets, taken at the lower of cost or market value (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value);

         (3) not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments;

         (4) not invest more than 5% of its total assets in securities of private companies including predecessors with less than three years' continuous operations except (a) securities guaranteed or backed by an affiliate of the issuer with three years' continuous operations, (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a mixed-ownership Government corporation, (c) securities of issuers with debt securities rated at least "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investor's Service, Inc. (or their equivalent by any other nationally recognized statistical rating organization) or securities of issuers considered by the Investment Manager to be equivalent, (d) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors, and (e) securities which generate income which is exempt from local, state or federal taxes; provided that the Fund may invest up to 15% in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule 144A, Regulation S or other exemptive provisions) do not exceed 15% of the Fund's total assets;

         (5) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

         (6) not to invest more than 15% of its net assets in restricted securities of all types

                  (including not more than 5% of its net assets in restricted securities which are not eligible for resale pursuant to Rule 144A, Regulation S or other exemptive provisions under the Securities Act of 1933);

         (7) not to purchase securities on margin or make short sales of securities except for short sales "against the box"; provided that the Fund may make short sales if such positions are fully collateralized and if not more than 5% of the Fund's net assets (taken at current value) are held as collateral for such short sales at any time; and, for the purpose of this restriction, escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures, options and forward commitments are not deemed to involve the purchase of securities on margin;

         (8) not to engage in transactions in options except that investments in essentially financial items or arrangements such as, but not limited to, options on securities, securities indices, interest rates and currencies, and options on futures on securities, securities indices, interest rates and currencies shall not be deemed investments in options; and

         (9) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange.



                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

         Among other investments described below, the Fund may buy and sell domestic and foreign options, futures contracts, and options on futures contracts with respect to securities, securities indices, and currencies, and may enter into closing transactions with respect to each of the foregoing, and invest in other derivatives, under circumstances in which such instruments and techniques are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the investment objective of the Fund. The Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Futures Contracts

         Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities, currencies, or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

         The purchase of a futures contract on securities or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying assets fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

         Futures contracts will be executed primarily (a) to establish a short position, and thus protect the Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities or currencies which the Fund intends to purchase. Subject to the limitations described below, the Fund may also enter into futures contracts for purposes of enhancing return. In transactions establishing a long position in a futures contract, money market instruments equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.

Options on Securities

         The Fund may use options on securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

         Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices

         The Fund may engage in transactions in call and put options on securities indices. For example, the Fund may purchase put options on indices of securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result.

         Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on securities, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options, the Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, the Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy

         A basic option strategy for protecting the Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by the Fund -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

         A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by the Fund, money market instruments equal to the aggregate exercise price of the options will be identified by the Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity

         The Fund will engage in transactions in futures contracts or options only as a hedge against changes resulting from market conditions which produce changes in the values of its securities or the securities which it intends to purchase (e.g., to replace portfolio securities which will mature in the near future) or subject to the limitations described below, to enhance return. The Fund will not purchase any futures contract or purchase any call option if, immediately thereafter, more than one third of the Fund's net assets would be represented by long futures contracts or call options. The Fund will not write a covered call or put option if, immediately thereafter, the aggregate value of the assets (securities in the case of written calls and cash or cash equivalents in the case of written puts) underlying all such options, determined as of the dates such options were written, would exceed 25% of the Fund's net assets. In addition, the Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.

         Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its securities and might in some cases require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

         The Fund has undertaken with a state securities authority that, for so long as its shares are required to be registered for sale in such state, the Fund will invest only in options and futures that are issued by the Options Clearing Corporation or offered through the facilities of a national securities association or listed on a national securities or commodities exchange, except that the Fund may invest in unlisted options or futures when the desired options or futures are unavailable on a national securities or commodities exchange. Furthermore, the Fund will engage in such transactions in unlisted options or futures only with dealers who have high credit standing as determined by the Investment Manager.

Foreign Investments

         To the extent the Fund invests in securities of issuers in less developed countries or emerging foreign markets, it will be subject to a variety of additional risks, including risks associated with political instability, economies based on relatively few industries, lesser market liquidity, high rates of inflation, significant price volatility of portfolio holdings and high levels of external debt in the relevant country.

         Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in the local markets.

Currency Transactions

         The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Repurchase Agreements

         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with other illiquid securities will be limited to 10% of the Fund's total assets.

Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements. However, the Fund may not engage in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

Swap Arrangements

         The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specific period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecast, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

When-Issued Securities

         The Fund may purchase "when-issued" equity securities, which are traded on a price basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends on equity securities are not payable. No income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities fall below the price committed to prior to the actual issuance. The Trust's custodian will establish a segregated account for the Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Rule 144A Securities

         Subject to the percentage limitation on illiquid and restricted securities noted above, the Fund may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.

         The Fund has undertaken with a state securities authority that, for so long as the Fund's shares are required to be registered for sale in such state, the Fund's investments in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A or Regulation S under the Securities Act of 1933, will be limited to 5% of total assets.

Industry Classifications


         In determining how much of the Fund's portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing will be classified according to the industries of their parent companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed--Mortgages" includes private pools of nongovernment backed mortgages.


Basic Industries                    Consumer Staple           Science & Technology
----------------                    ---------------           --------------------
Chemical                            Business Service          Aerospace
Diversified                         Container                 Computer Software & Service
Electrical Equipment                Drug                      Electronic Components
Forest Products                     Food & Beverage           Electronic Equipment
Machinery                           Hospital Supply           Office Equipment
Metal & Mining                      Personal Care
Railroad                            Printing & Publishing
Truckers                            Tobacco

Utility                             Energy                    Consumer Cyclical
Electric                            Oil Refining and          Airline
Gas                                 Marketing                 Automotive
Gas Transmission                    Oil Production            Building
Telephone                           Oil Service               Hotel & Restaurant
                                                              Photography
Other                               Finance                   Recreation
Trust Certificates -                Bank                      Retail Trade
  Government Related Lending        Financial Service         Textile & Apparel
Asset-backed--Mortgages             Insurance
Asset-backed--Credit Card
  Receivables



                 DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

         As indicated in the Fund's Prospectus, the Fund may invest in long-term and short-term debt securities. The Fund may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of the Investment Manager, such a position is more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Fund may invest are described below.

         U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

(bullet) direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

(bullet) obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

(bullet) obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment

Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

         Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

         Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

         Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated A by Standard & Poor's Corporation ("S&P") or Prime by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least A by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least A by S&P or by Moody's. Commercial paper rated A (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.


                      RATING CATEGORIES OF DEBT SECURITIES

         Set forth below is a description of S&P corporate bond and debenture ratings for securities which are deemed to be investment grade:

                  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

                  A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only (IO) and principal only (PO) mortgage securities.

         Set forth below is a description of Moody's corporate bond and debenture ratings for securities which are deemed to be investment grade:

                  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in the case of Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         1, 2 or 3: The ratings from Aa through Baa may be modified by the addition of a numeral indicating a bond's rank within its rating category.

         In the event applicable rating agencies lower the ratings of debt instruments held by the Fund and the action results in a material decline in the overall quality of the Fund's portfolio, the situation will be reviewed and necessary action, if any, will be taken, including changes in the composition of the portfolio.

                              TRUSTEES AND OFFICERS


         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

         *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 58. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Bennett's other principal business affiliation is Director, State Street Research Investment Services, Inc.

         *+Jesus A. Cabrera, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 35. His principal occupation is Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President at First Chicago Investment Management Company.

         *+Michael Carmen, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 35. His principal occupation is Vice President of State Street Research & Management Company. During the past five years he has also served as a portfolio manager at Montgomery Asset Management, and as an analyst at State Street Research & Management Company.

         *+Rudolph K. Kluiber, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 37. His principal occupation currently is Vice President of State Street Research & Management Company. During the past five years he has also served as an analyst for State Street Research & Management Company.

         *+Frederick R. Kobrick, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 53. His principal occupation is currently, and during the past five years has been, Senior Vice President of State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.







------------------------------------
* or +  See footnotes on page 22

         +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 70. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 45. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 41. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 64. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173, serves as Trustee of the Trust. He is 72. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 58. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.





-----------------------------------
* or +  See footnotes on page 22

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
59. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 54. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he has also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc., and until February, 1996, prior positions as President and Chief Executive Officer.

         +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 72. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

         *+James M. Weiss, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 50. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as President and Chief Investment Officer of IDS Advisory Group, Inc. and as Senior Vice President of Stein, Roe & Farnham.



---------------------------------
* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.


+ Serves as a Trustee and/or officer of one or more of the following investment companies, each of which has an advisory or distribution relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         As of December 31, 1996, the following persons or entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Fund as set forth beside their names:

                           Shareholder                           %
                           -----------                           -
Class A                    Merrill Lynch                       30.1
Class B                    Merrill Lynch                       56.1
Class C                    Chase Manhattan Bank, N.A.          46.7
                           G. F. Bennett                       13.8
                           D. F. Wade                           7.8
Class D                    Merrill Lynch                       55.2


         The full name and address of each of the above persons or entities are as follows:


Merrill Lynch, Pierce, Fenner & Smith, Inc. (a)
One Liberty Plaza
165 Broadway
New York, New York  10080


G. F. Bennett
c/o State Street Research
Shareholder Services
One Financial Center
Boston, Massachusetts 02111

D. F. Wade
c/o State Street Research
Shareholder Services
One Financial Center
Boston, Massachusetts 02111

Chase Manhattan Bank, N.A.  (a)(b)
770 Broadway
New York, New York   10003




----------------------------------
(a) The Fund believes that such entity does not have beneficial ownership of such shares.

(b) Chase Manhattan Bank, N.A. holds such shares as trustee or custodian under certain employee benefit plans serviced by Metropolitan.

         As of December 31, 1996, the Trustees and principal officers of the Trust as a group owned approximately 3.1% and 1.6%, respectively, of the Fund's outstanding Class A and Class C shares.


         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of the Fund's shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

         The Trustees were compensated as follows:



                                                                Total
                                                             Compensation
                                       Aggregate             From Trust and
                                    Compensation              Complex Paid
         Name of Trustee            From Trust(a)            to Trustees(b)


Edward M. Lamont                       $7,800                   $ 59,375
Robert A. Lawrence                     $7,800                   $ 92,125
Dean O. Morton                         $8,400                   $ 96,125
Thomas L. Phillips                     $7,800                   $ 59,375
Toby Rosenblatt                        $7,800                   $ 59,375
Michael S. Scott Morton                $9,000                   $100,325
Ralph F. Verni                         $    0                   $      0
Jeptha H. Wade                         $8,400                   $ 63,375

(a) For the Fund's fiscal year ended September 30, 1996. Includes compensation from multiple Series of the Trust. See "Distribution of Shares" for a listing of series.

(b) Includes compensation on behalf of 31 Funds representing all series of investment companies for which the Investment Manager serves as the primary investment adviser, series of Metropolitan Series Fund, Inc. for which the Investment Manager serves as sub-investment adviser, and series of State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. serves as distributor. "Total Compensation from Trust and Complex Paid to Trustees" is for the 12 months ended December 31, 1996. The Trust does not provide any pension or retirement benefits for the Trustees.


                          INVESTMENT ADVISORY SERVICES

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, suitable office space and facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of Metropolitan.

         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund, as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.75% of the net assets of the Fund. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. For the fiscal years ended September 30, 1994, 1995 and 1996, the Fund's investment advisory fee prior to the assumption of fees or expenses was $813,880, $1,750,735 and $4,024,320, respectively. For the same periods, the voluntary reduction of fees or assumption of expenses amounted to $26,269, $0 and $0, respectively.




         The Advisory Agreement provides that it shall continue in effect with respect to the Fund from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which the Fund's shares may be purchased.

         Under the Code of Ethics of the Investment Manager, its employees in Boston, where investment management operations are conducted, are only permitted to engage in personal securities transactions in accordance with certain conditions relating to an employee's position, the identity of the security, the timing of the transaction, and similar factors. Such employees must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.

                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are distributed by the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

         Public Offering Price. The public offering price for each class of shares of the Fund is based on their net asset value determined as of the close of the NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Reduced Sales Charges. For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the Fund and Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Investors must submit sufficient information to show that they qualify for the Right of Accumulation.


         Class C Shares. Class C shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants (currently a minimum of 100 eligible employees), service arrangements, or similar factors; insurance companies; investment companies; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10,000,000); and other similar institutional investors.


         Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

                                 NET ASSET VALUE

         The net asset values of the shares of the Fund are determined once daily as of the close of the New York Stock Exchange ("NYSE"), ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed for New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of the Fund is computed by dividing the sum of the market value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of the portfolio assets as provided below, the Trustees may utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services may provide prices determined as of times prior to the close of the NYSE.


         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers' NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.


         Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover


         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Fund reserves full freedom with respect to portfolio turnover, as described in the Prospectus. The portfolio turnover rates for the fiscal years ended September 30, 1995 and 1996 were 214.59% and 215.07%, respectively.



Brokerage Allocation


         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases, including those used for portfolio analysis and modeling; and portfolio evaluation services and relative performance of accounts.

         Certain nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers. The Investment Manager has an investment of less than ten percent of the outstanding equity of one such third party which provides portfolio analysis and modeling and other research and investment decision-making services integrated into a trading system developed and licensed by the third party to others. The Investment Manager could be said to benefit indirectly if in the future it allocates brokerage to a broker-dealer who in turn pays this third party for services to be provided to the Investment Manager.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Some services may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and is therefore paid directly by the Investment Manager. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

         The Investment Manager has no fixed agreements or understanding with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher that that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Act of 1934, to the extent applicable. Brokerage commissions paid by the Fund in secondary trading during the fiscal years ended September 30, 1994, 1995 and 1996, amounted to $431,000, $990,000 and
$2,032,000, respectively. The Investment Manager believes that the amounts of brokerage commissions paid by the Fund for the two most recent fiscal years were significantly higher than during the previous year because of the investment of proceeds from the increased sale of Fund shares, and general investment activity for a larger portfolio during a volatile period for the kinds of securities held by the Fund, when both profit taking and purchase opportunities were presented. During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling concessions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.


                               CERTAIN TAX MATTERS

Federal Income Taxation of the Fund

         The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, the Fund must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities; (ii) options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies) or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).

         The 30% test will limit the extent to which the Fund may sell securities held for less than three months, write options which expire in less than three months, and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date). Finally, as discussed below, this requirement may also limit investments by the Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments

         Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest income to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required to maintain its status as a regulated investment company under Subchapter M of the Code and to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders

         Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholders on December 31, provided that the Fund pays the dividend during January of the following calendar year.

         Distributions by the Fund result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.


                       DISTRIBUTION OF SHARES OF THE FUND


         State Street Research Capital Trust is currently comprised of the following series: State Street Research Capital Fund, State Street Research Emerging Growth Fund (formerly, State Street Research Small Capitalization Growth Fund) and State Street Research Aurora Fund (formerly, State Street Research Small Capitalization Value Fund). The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes.


         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the fiscal years ended September 30, 1994, 1995, and 1996, total sales charges on Class A shares paid to the Distributor amounted to $392,042, $799,572 and $1,597,620, respectively. For the same periods the Distributor retained $18,627, $92,294 and $188,067, respectively, after reallowance of concessions to dealers.


         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements and managed fee-based programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reduction in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.


         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.


         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class D shares of the Fund and paid initial commissions to securities dealers for sales of such shares as follows:


                        Fiscal Year                        Fiscal Year                      Fiscal Year
                 Ended September 30, 1996           Ended September 30, 1995          Ended September 30, 1994
                 ------------------------           ------------------------          ------------------------
               Contingent         Commissions     Contingent        Commissions      Contingent        Commissions
                Deferred            Paid to        Deferred           Paid to         Deferred           Paid to
              Sales Charges         Dealers      Sales Charges        Dealers       Sales Charges        Dealers
              -------------       -----------    -------------      -----------     -------------      -----------
    Class A      $      0        $ 1,409,553       $      0         $  707,278       $       0         $   373,415

    Class B      $312,620        $ 6,661,535       $192,789         $3,836,570       $   9,484         $ 2,308,457

    Class D      $ 29,193        $   929,607       $  9,688         $  410,729       $     343         $   343,572



         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing assistance to investors on an ongoing basis, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues and other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.


         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Fund for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Fund held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Fund. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.


         During the fiscal year ended September 30, 1996, the Fund paid the Distributor fees under the Distribution Plan and the Distributor allocated such payments on behalf of the Fund as follows:

                                          Class A       Class B       Class D
                                        --------      ----------     ----------
Advertising                             $      0      $   35,147     $    2,882

Printing and mailing
 of prospectuses to
 other than current
 shareholders                                  0          13,583          1,114

Compensation to dealers                  202,813       2,514,505      1,364,294

Compensation to sales
 personnel                                     0         152,173         12,480

Interest                                       0               0              0

Carrying or other
 financing charges                             0               0              0

Other expenses:  marketing; general            0          84,598          6,938

Carryforward                                   0          22,098              0
                                        --------      ----------     ----------
Total fees                              $202,813      $2,822,104     $1,387,708
                                        ========      ==========     ==========


The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.


                         CALCULATION OF PERFORMANCE DATA

         The average annual total return ("standard total return") of the Class A, Class B, Class C and Class D shares of the Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations. Shares of the Fund had no class designations until February 17, 1993, when Class A and Class C designations were assigned, and March 15, 1993, when Class B and Class D designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter.

         The performance data reflects Rule 12b-1 fees and sales charges as set forth below:

                        Rule 12b-1 Fees                                           Sales Charges
                 -----------------------------------------------       -----------------------------------------
Class            Amount                 Period
-----            ------                 ------
   A             0.25%           February 17, 1993                     Maximum 4.5% sales charge reflected
                                 to present; fee will reduce
                                 performance for periods after
                                 February 17, 1993

   B             1.00%           March 15, 1993 to present; fee        1- and 5-year periods reflect a 5% and a
                                 will reduce performance for           2% contingent deferred sales charge,
                                 periods after March 15, 1993          respectively

   C             0.00%           Since commencement of                 None
                                 operations to present

   D             1.00%           March 15, 1993 to present; fee        1-year period reflects a 1% contingent
                                 will reduce performance for           deferred sales charge
                                 periods after March 15, 1993


         All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "Accrued Expenses" later in this section.

Total Return


         The standard total return of each class of the Fund's shares were as follows:

                                       Five Years             One Year
               Ten Years Ended            Ended                 Ended
             September 30, 1996    September 30, 1996    September 30, 1996
             ------------------    ------------------    ------------------
Class A            17.27%                 19.69%                  5.16%
Class B            17.54%                 20.04%                  4.33%
Class C            17.95%                 21.09%                 10.41%
Class D            17.55%                 20.26%                  8.23%


         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                  P(1+T)n = ERV

Where:         P         =        a hypothetical initial payment of $1,000

               T         =        average annual total return

               n         =        number of years

               ERV       =        ending redeemable value at the end of the
                                  designated period assuming a
                                  hypothetical $1,000 payment made at the
                                  beginning of the designated period

        The calculation is based on the further assumptions that the maximum initial or contingent deferred sales charge applicable to the investment is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Accrued Expenses

        Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

        Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund will be lower.

Nonstandardized Total Return


        The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin one, five and ten years before. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the period since the effectiveness of the Fund's Registration Statement under the Investment Company Act of 1940 (March 25, 1984) and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted, any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000 or ending value. For example, the Fund's nonstandardized total returns for the six months ended September 30, 1996, without taking sales charges into account, were as follows:

        Class A     8.86%
        Class B     8.50%
        Class C     9.08%
        Class D     8.49%



                                    CUSTODIAN

        State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.


                             INDEPENDENT ACCOUNTANTS

        Coopers & Lybrand L.L.P. One Post Office Square, Boston, Massachusetts 02109, serves as the Trust's independent accountants, providing professional services including (1) audits of certain financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS

        In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time and holders of record may request a copy of a current supplementary report, if any, by calling State Street Research Shareholder Services.


        The following financial statements are for the Fund's fiscal year ended September 30, 1996:

STATE STREET RESEARCH CAPITAL FUND

INVESTMENT PORTFOLIO

September 30, 1996
                                                                 Value
                                                  Shares       (Note 1)
 ---------------------------------------------  --------- -----------------
COMMON STOCKS 97.6%
Basic Industries 2.1%
Chemical 0.5%
Rhone-Poulenc SA ADR*                           126,700     $  3,547,600
                                                          -----------------
Diversified 0.4%
AlliedSignal Inc.                                50,500        3,326,688
                                                          -----------------
Machinery 1.0%
Thermo Fibergen Inc. Unit*                       66,800          843,350
Wolverine Tube Inc.*                            150,000        6,450,000
                                                          -----------------
                                                               7,293,350
                                                          -----------------
Metal & Mining 0.2%
Oregon Metallurgical Corp.*                      37,200        1,209,000
                                                          -----------------
Total Basic Industries                                        15,376,638
                                                          -----------------
Consumer Cyclical 36.0%
Automotive 0.6%
Danaher Corp.                                    24,800        1,026,100
Dura Automotive Systems Inc.*                    12,000          223,500
Penske Motorsports Inc.*                         12,500          439,062
Team Rental Group, Inc. Cl. A*                  126,000        2,394,000
                                                          -----------------
                                                               4,082,662
                                                          -----------------
Hotel & Restaurant 10.7%
Extended Stay America Inc.*                     797,400       16,346,700
HFS Inc.*                                       522,700       34,955,562
Lone Star Steakhouse & Saloon Inc.*              60,100        1,829,294
Mirage Resorts Inc.*                            150,900        3,866,813
Planet Hollywood International, Inc. Cl. A*      15,100          422,800
Rainforest Cafe Inc.*                           120,150        3,724,650
Renaissance Hotel Group NV*                      42,600          852,000
Sun International Hotels Ltd.*                   87,800        4,499,750
Trump Hotels & Casino Resorts Inc.*             485,600       11,290,200
                                                          -----------------
                                                              77,787,769
                                                          -----------------
Recreation 6.4%
Action Performance Companies Inc.*               25,300          325,738
American Radio Systems Corp. Cl. A*             131,200        4,887,200
Ascent Entertainment Group Inc.*                126,200        2,997,250
Chancellor Broadcasting Co. Cl. A*               38,000        1,577,000
Clear Channel Communications Inc.*              105,300        9,319,050
Cox Radio Inc. Cl. A*                            28,400          624,800
Evergreen Media Corp. Cl. A                     367,650       11,489,062
Gemstar Group Ltd.*                              58,300        1,719,850
Golden Bear Golf, Inc. Cl. A*                    49,500          977,625
Lin Television Corp.*                            89,100        3,653,100
Marker International Inc.*                       83,000          809,250
Oakley Inc.*                                    188,100        7,994,250
Silver King Communications Inc.*                 17,000          399,500
                                                          -----------------
                                                              46,773,675
                                                          -----------------
Retail Trade 14.2%
Abercrombie & Fitch Co. Cl. A*                   16,400     $    401,800
Borders Group Inc.*                             169,500        6,313,875
BT Office Products International Inc.*          172,900        2,355,763
Corporate Express Inc.*                         255,000        9,913,125
Federated Department Stores Inc.*               182,300        6,107,050
Gucci Group NV*                                 307,300       22,279,250
Home Depot Inc.                                 225,600       12,831,000
Industrie Natuzzi SPA ADR                        37,200        1,729,800
J.C. Penney Inc.                                 60,400        3,269,150
Just For Feet Inc.*                             138,050        6,919,756
Loehmann's, Inc.*                                10,800          289,575
Melville Corp.                                  183,100        8,079,287
Micro Warehouse Inc.*                            59,600        1,534,700
Saks Holdings Inc.*                             139,100        4,868,500
Staples Inc.*                                   134,250        2,978,672
Sunglass Hut International Inc.*                821,300       13,089,469
                                                          -----------------
                                                             102,960,772
                                                          -----------------
Textile & Apparel 4.1%
Authentic Fitness Corp.                          30,500          373,625
Designer Holdings Ltd.*                          17,000          444,125
Fila Holdings SPA ADR                            81,000        7,786,125
Men's Wearhouse, Inc.*                          388,225        9,705,625
Nautica Enterprises Inc.*                       171,900        5,543,775
Tag Heuer International SA ADR*                  91,400        1,805,150
Tommy Hilfiger Corp.*                            71,000        4,206,750
                                                          -----------------
                                                              29,865,175
                                                          -----------------
Total Consumer Cyclical                                      261,470,053
                                                          -----------------
Consumer Staple 19.3%
Business Service 7.8%
Apache Medical Systems Inc.*                     51,600          696,600
HBO & Co.                                       220,600       14,725,050
Metromail Corp.*                                 28,900          624,963
Outdoor Systems Inc.*                            34,000        1,598,000
Republic Industries Inc.*                       704,100       20,418,900
Republic Industries Inc.++*                     395,000       11,012,837
Teletech Holdings Inc.*                         120,200        4,387,300
Universal Outdoor Holdings Inc.*                 79,200        2,851,200
Xeikon NV ADR*                                   17,500          175,273
                                                          -----------------
                                                              56,490,123
                                                          -----------------
Drug 1.7%
Applied Analytical Industries Inc.*               8,300          188,825
Cephalon Inc.*                                  143,500        3,461,937
Entremed Inc.*                                   93,900        1,525,875
Express Scripts Inc. Cl. A*                      34,500        1,250,625
Liposome Company, Inc.*                         246,800        4,658,350

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL FUND

                                                                 Value
                                                  Shares       (Note 1)
 ---------------------------------------------  --------- -----------------
Drug (cont'd)
Magainin Pharmaceuticals Inc.*                   67,200     $    789,600
Matrix Pharmaceuticals Inc.*                     37,300          298,400
Myriad Genetics Inc.*                            13,100          334,050
                                                          -----------------
                                                              12,507,662
                                                          -----------------
Food & Beverage 2.6%
Pete's Brewing Co.*                               8,300           64,325
Starbucks Corp.*                                298,200        9,840,600
Boston Beer Company, Inc. Cl. A*                  4,100           79,437
Boston Chicken Inc.*                            251,800        8,875,950
                                                          -----------------
                                                              18,860,312
                                                          -----------------
Hospital Supply 5.8%
CardioThoracic Systems Inc.*                     17,700          360,638
Guidant Corp.                                    59,500        3,287,375
MedPartners Inc.*                               601,483       13,683,738
Medtronic Inc.                                   46,600        2,988,225
Neopath Inc.*                                   128,700        2,477,475
Oxford Health Plans Inc.*                       116,200        5,780,950
PacifiCare Health Systems, Inc. Cl. B*           77,200        6,677,800
United Healthcare Corp.                         175,400        7,301,025
                                                          -----------------
                                                              42,557,226
                                                          -----------------
Personal Care 0.3%
Gargoyles Inc.*                                  24,800          527,000
Polymer Group Inc.*                              99,000        1,386,000
                                                          -----------------
                                                               1,913,000
                                                          -----------------
Printing & Publishing 1.0%
CKS Group Inc.*                                   4,100           96,863
Hollinger International Inc. Cl. A*             380,800        4,284,000
Hollinger International, Inc. Cv. Pfd.          171,400        1,906,825
World Color Press Inc.*                          46,400        1,032,400
                                                          -----------------
                                                               7,320,088
                                                          -----------------
Tobacco 0.1%
Consolidated Cigar Holdings Inc. Cl. A*          24,400          747,250
                                                          -----------------
Total Consumer Staple                                        140,395,661
                                                          -----------------
Energy 5.5%
Oil 2.8%
Chesapeake Energy Corp.                          25,000        1,565,625
Noble Affiliates Inc.                           216,700        9,155,575
Total SA Cl. B ADR                              250,500        9,800,812
                                                          -----------------
                                                              20,522,012
                                                          -----------------
Oil Service 2.7%
Ensco International Inc.*                       103,500        3,363,750
Newpark Resources, Inc.*                         39,500        1,436,813
Oil Service (cont'd)
Noble Drilling Corp.*                           407,200     $  6,158,900
Reading & Bates Corp.*                          130,100        3,528,962
Rowan Companies, Inc.*                          197,200        3,672,850
Varco International Inc.*                        58,300        1,027,538
                                                          -----------------
                                                              19,188,813
                                                          -----------------
Total Energy                                                  39,710,825
                                                          -----------------
Finance 4.8%
Bank 1.5%
Bank United Corp. Cl. A*                         38,000          945,250
Citicorp                                        107,300        9,724,062
                                                          -----------------
                                                              10,669,312
                                                          -----------------
Financial Service 2.4%
Associates First Capital Corp. Cl. A             91,700        3,759,700
E*Trade Group Inc.*                              73,400          967,962
First USA Paymentech Inc.*                        6,900          280,313
Green Tree Financial Corp.                      100,600        3,948,550
Hambrecht & Quist Group Inc.*                    23,800          461,125
Money Store Inc.                                166,500        4,412,250
Starwood Lodging Trust                           88,000        3,685,000
                                                          -----------------
                                                              17,514,900
                                                          -----------------
Insurance 0.9%
Everest Reinsurance Holdings Inc.               220,400        5,454,900
W.R. Berkley Corp.                               21,900        1,001,925
                                                          -----------------
                                                               6,456,825
                                                          -----------------
Total Finance                                                 34,641,037
                                                          -----------------
Science & Technology 26.4%
Aerospace 1.4%
Boeing Co.                                      105,500        9,969,750
                                                          -----------------
Computer Software & Service 12.3%
Ascend Communications Inc.*                     124,300        8,219,337
Aware Inc.*                                      31,500          531,563
C/Net, Inc.*                                      6,200          116,250
Cascade Communications Corp.*                    58,600        4,775,900
CCC Information Services Group Inc.*             27,100          569,100
Check Point Software Technologies Ltd.*          32,600        1,100,250
CheckFree Corp.*                                 13,300          266,000
Cisco Systems Inc.*                             162,900       10,109,981
Compuserve Corp.*                                29,400          396,900
Computer Associates International Inc.           58,500        3,495,375
Dassault Systemes SA ADR*                        19,900          833,312
Datastream Systems Inc.*                         72,300        2,187,075
Excalibur Technologies Corp.*                     5,200           88,400
Fore Systems Inc.*                              137,400        5,684,925

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL FUND

                                                                 Value
                                                  Shares       (Note 1)
 ---------------------------------------------  --------- -----------------
Computer Software & Service (cont'd)
Geoworks*                                       199,800     $  5,194,800
International Network Services*                   6,100          214,263
Microsoft Corp.*                                 78,300       10,325,812
OneWave Inc.*                                   177,700        2,687,712
Open Market Inc.*                                 9,100          131,950
Open Text Corp.*                                193,800        1,162,800
OpenVision Technologies Inc.*                    23,400          216,450
Parametric Technology Corp.*                    137,400        6,784,125
SS&C Technologies Inc.*                           7,500           75,938
Synopsys Inc.*                                   89,800        4,142,025
Triple P NV*                                    105,800          416,588
Westell Technologies Cl. A*                     161,100        7,128,675
Western Digital Corp.*                          129,800        5,208,225
Wind River Systems Inc.*                        103,800        4,593,150
Xionics Document Technologies, Inc.*             23,900          358,500
Xylan Corp.*                                     24,700        1,339,975
Yahoo!, Inc.*                                    56,200        1,194,250
                                                          -----------------
                                                              89,549,606
                                                          -----------------
Electronic Components 5.8%
Affymetrix Inc.*                                  5,300           92,750
CHS Electronics Inc.*                            43,600          594,050
Cymer Inc.*                                      10,500          186,375
Intel Corp.                                      79,400        7,577,738
Micron Technology Inc.                          320,700        9,781,350
Sanmina Corp.*                                  319,800       12,871,950
Texas Instruments Inc.                          204,700       11,284,087
                                                          -----------------
                                                              42,388,300
                                                          -----------------
Electronic Equipment 2.3%
Advanced Fibre Communications, Inc.*              5,600          140,000
Lucent Technologies Inc.*                       261,000       11,973,375
Octel Communications Corp.*                     134,800        3,909,200
Thermo Optek Corp.*                              37,000          536,500
                                                          -----------------
                                                              16,559,075
                                                          -----------------
Office Equipment 4.6%
3Com Corp.*                                     142,400        8,552,900
Hewlett-Packard Co.                             144,500        7,044,375
Orckit Communications Ltd.*                      44,700          821,363
Sun Microsystems Inc.*                          194,600       12,089,525
U.S. Robotics Corp.*                             77,800        5,027,825
                                                          -----------------
                                                              33,535,988
                                                          -----------------
Total Science & Technology                                   192,002,719
                                                          -----------------
Utility 3.5%
Natural Gas 0.5%
Calpine Corp.*                                  211,500     $  3,384,000
                                                          -----------------
Telephone 3.0%
ADC Telecommunications Inc.*                    104,700        6,700,800
Brooks Fiber Properties Inc.*                    19,900          572,125
Excel Communications, Inc.*                      16,500          521,813
McLeod, Inc.*                                    41,500        1,369,500
Newbridge Networks Corp.*                        24,800        1,581,000
Omnipoint Corp.*                                 67,900        1,977,587
Telefonica del Peru SA Cl. B ADR                325,000        7,434,375
Teleport Communications Group, Inc. Cl. A*       83,200        1,965,600
                                                          -----------------
                                                              22,122,800
                                                          -----------------
Total Utility                                                 25,506,800
                                                          -----------------
Total Common Stocks (Cost $575,296,004)                      709,103,733
                                                          -----------------

                                   Principal      Maturity
                                     Amount         Date
 ------------------------------- -------------- -------------  ---------------
SHORT-TERM OBLIGATIONS 3.1%
Associates Corp. of North
  America, 5.25%                  $15,294,000    10/01/1996      15,294,000
Ford Motor Credit Co., 5.36%        1,828,000    10/02/1996       1,828,000
Ford Motor Credit Co., 5.25%        4,929,000    10/03/1996       4,929,000
                                                               ---------------
Total Short-Term Obligations (Cost $22,051,000)                  22,051,000
                                                               ---------------
Total Investments (Cost $597,347,004)--100.7%                   731,154,733
Cash and Other Assets, Less Liabilities--(0.7%)                  (4,854,999)
                                                               ---------------
Net Assets--100.0%                                             $726,299,734
                                                               ===============

Federal Income Tax Information:

At September 30, 1996, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $598,142,139 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost                                                $147,862,860
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax
  cost over value                                               (14,850,266)
                                                               ---------------
                                                               $133,012,594
                                                               ===============


 * Nonincome-producing securities
   ADR stands for American Depositary Receipt, representing ownership of foreign securities.
++ Security valued under consistently applied procedures established by the Trustees. Security restricted as to public resale. The total cost and market value of restricted securities owned at September 30, 1996 were $7,998,750 and $11,012,837 (1.52% of net assets), respectively.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1996

Assets
Investments, at value (Cost $597,347,004) (Note 1)    $731,154,733
Cash                                                           174
Receivable for securities sold                          12,823,082
Receivable for fund shares sold                          3,193,991
Dividends and interest receivable                          179,790
Other assets                                                27,541
                                                     ---------------
                                                       747,379,311
Liabilities
Payable for securities purchased                        19,251,692
Payable for fund shares redeemed                           590,906
Accrued transfer agent and shareholder services
  (Note 2)                                                 235,645
Accrued management fee (Note 2)                            405,478
Accrued distribution and service fees (Note 4)             450,860
Accrued trustees' fees (Note 2)                              7,502
Other accrued expenses                                     137,494
                                                     ---------------
                                                        21,079,577
                                                     ---------------
Net Assets                                            $726,299,734
                                                     ===============
Net Assets consist of:
 Unrealized appreciation of investments               $133,807,729
 Accumulated net realized loss                          (2,079,183)
 Shares of beneficial interest                         594,571,188
                                                     ---------------
                                                      $726,299,734
                                                     ===============
Net Asset Value and redemption price per share
  of Class A shares ($114,247,043 / 8,300,931
  shares of beneficial interest)                            $13.76
                                                     ===============
Maximum Offering Price per share of Class A
  shares ($13.76 / .955)                                    $14.41
                                                     ===============
Net Asset Value and offering price per share of
  Class B shares ($386,899,013 / 28,872,901
  shares of beneficial interest)*                           $13.40
                                                     ===============
Net Asset Value, offering price and redemption
  price per share of Class C shares ($34,834,999
  / 2,499,112 shares of beneficial interest)                $13.94
                                                     ===============
Net Asset Value and offering price per share of
  Class D shares ($190,318,679 / 14,180,375
  shares of beneficial interest)*                           $13.42
                                                     ===============

 -------------------------------------------------------------------

* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS

For the year ended September 30, 1996

Investment Income
Dividends, net of foreign taxes of $63,219                 $ 2,227,719
Interest                                                     2,525,316
                                                          --------------
                                                             4,753,035
Expenses
Management fee (Note 2)                                      4,024,320
Transfer agent and shareholder services (Note 2)               805,247
Custodian fee                                                  180,669
Reports to shareholders                                        138,308
Distribution fee--Class A (Note 4)                             202,813
Distribution and service fees--Class B (Note 4)              2,822,104
Distribution and service fees--Class D (Note 4)              1,387,708
Registration fees                                              180,166
Audit fee                                                       28,368
Trustees' fees (Note 2)                                         30,194
Legal fees                                                      20,268
Miscellaneous                                                   34,999
                                                          --------------
                                                             9,855,164
                                                          --------------
Net investment loss                                         (5,102,129)
                                                          --------------
Realized and Unrealized Gain (Loss)
  on Investments
Net realized loss on investments (Notes 1 and 3)            (2,073,183)
Net unrealized appreciation of investments                  70,731,585
                                                          --------------
Net gain on investments                                     68,658,402
                                                          --------------
Net increase in net assets resulting from operations       $63,556,273
                                                          ==============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL FUND

STATEMENT OF CHANGES IN NET ASSETS

                                               Year ended September 30
                                           -------------------------------
                                                1996            1995
 --------------------------------------------------------  ---------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss                         $ (5,102,129)   $ (2,022,509)
Net realized gain (loss) on investments*      (2,073,183)     32,914,544
Net unrealized appreciation of
  investments                                 70,731,585      52,115,081
                                          ---------------  ---------------
Net increase resulting from operations        63,556,273      83,007,116

                                          ---------------  ---------------
Distributions from net realized gains:
 Class A                                      (4,170,914)        (92,618)
 Class B                                     (15,632,187)       (320,406)
 Class C                                      (3,556,781)        (93,107)
 Class D                                      (7,349,181)       (164,154)
                                          ---------------  ---------------
                                             (30,709,063)       (670,285)
                                          ---------------  ---------------
Net increase from fund share transactions
  (Note 5)                                   291,406,436     164,713,294
                                          ---------------  ---------------
Total increase in net assets                 324,253,646     247,050,125

Net Assets
Beginning of year                            402,046,088     154,995,963
                                          ---------------  ---------------
End of year                                 $726,299,734    $402,046,088
                                          ===============  ===============
*Net realized gain (loss) for Federal
 income tax purposes (Note 1)               $   (928,280)   $ 32,687,493
                                          ===============  ===============

NOTES TO FINANCIAL STATEMENTS

September 30, 1996

Note 1

State Street Research Capital Fund (the "Fund"), is a series of State Street Research Capital Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was organized in November, 1988 as a successor to State Street Capital Fund, Inc., a Massachusetts corporation. The Trust consists presently of three separate funds:
State Street Research Capital Fund, State Street Research Small Capitalization Growth Fund and State Street Research Small Capitalization Value Fund.

The investment objective of the Fund is to seek maximum capital appreciation by investing primarily in common stocks of emerging growth companies and of companies considered to be undervalued special situations, as determined by the Fund's investment manager.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay an annual service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investments in Securities

Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for certain securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost of securities delivered for both financial reporting and Federal income tax purposes.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL FUND

B. Federal Income Taxes

No provision for Federal income taxes is necessary since the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At September 30, 1996, the Fund had a capital loss carryforward of $928,280 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on September 30, 2004.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1995 through September 30, 1996, the Fund incurred net capital losses of approximately $356,000 and intends to defer and treat such losses as arising in the fiscal year ended September 30, 1997.

C. Dividends

Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

D. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees equal to 1/16 of 1% (3/4 of 1% on an annual basis) of average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. The fees of the Trustees not currently affiliated with the Adviser amounted to $30,194 during the year ended September 30, 1996.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended September 30, 1996, the amount of such expenses was $459,704.

Note 3

For the year ended September 30, 1996, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities aggregated $1,345,994,338 and $1,070,302,394, respectively.

Note 4

The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended September 30, 1996, fees pursuant to such plan amounted to $202,813, $2,822,104 and $1,387,708 for Class A, Class B and Class D,
respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $188,067 and $295,942, respectively, on sales of Class A shares of the Fund during the year ended September 30, 1996, and that MetLife Securities, Inc. earned commissions aggregating $678,831 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $312,620 and $29,193 on redemptions of Class B and Class D shares, respectively, during the same period.

STATE STREET RESEARCH CAPITAL FUND

Note 5
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.


Share transactions were as follows:

                                                                           Year ended September 30
                                                        --------------------------------------------------------------
                                                                     1996                            1995
                                                       -------------------------------  ------------------------------
Class A                                                    Shares          Amount           Shares         Amount
----------------------------------------------------------------------------------------------------------------------
Shares sold                                               4,999,832     $ 62,467,171       2,826,294    $ 32,048,209
Issued upon reinvestment of distributions from net
   realized gains                                           302,993        3,738,939           8,771          82,615
Shares repurchased                                       (1,085,442)     (13,577,652)       (756,484)     (8,537,685)
                                                       -------------- ---------------- --------------  ---------------
Net increase                                              4,217,383     $ 52,628,458       2,078,581    $ 23,593,139
                                                       ============== ================ ==============  ===============
Class B                                                    Shares          Amount           Shares         Amount
----------------------------------------------------------------------------------------------------------------------
Shares sold                                              14,984,596     $183,598,870       9,420,000    $106,150,791
Issued upon reinvestment of distributions from net
   realized gains                                         1,171,523       14,187,153          31,685         294,989
Shares repurchased                                       (2,587,886)     (31,537,100)     (1,616,639)    (17,716,667)
                                                       -------------- ---------------- --------------  ---------------
Net increase                                             13,568,233     $166,248,923       7,835,046    $ 88,729,113
                                                       ============== ================ ==============  ===============
Class C                                                    Shares          Amount           Shares         Amount
----------------------------------------------------------------------------------------------------------------------
Shares sold                                                 822,474     $ 10,670,766       1,284,385    $ 16,174,374
Issued upon reinvestment of distributions from net
   realized gains                                           267,147        3,331,325           8,899          84,452
Shares repurchased                                       (2,072,769)     (26,820,873)       (211,276)     (2,192,278)
                                                       -------------- ---------------- --------------  ---------------
Net increase (decrease)                                    (983,148)    $(12,818,782)      1,082,008    $ 14,066,548
                                                       ============== ================ ==============  ===============
Class D                                                    Shares          Amount           Shares         Amount
----------------------------------------------------------------------------------------------------------------------
Shares sold                                               7,893,265     $ 96,528,582       4,045,991    $ 46,180,380
Issued upon reinvestment of distributions from net
   realized gains                                           561,501        6,811,002          16,713         155,761
Shares repurchased                                       (1,469,595)     (17,991,747)       (710,067)     (8,011,647)
                                                       -------------- ---------------- --------------  ---------------
Net increase                                              6,985,171     $ 85,347,837       3,352,637    $ 38,324,494
                                                       ============== ================ ==============  ===============

STATE STREET RESEARCH CAPITAL FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

                                                                   Class A
                                           -----------------------------------------------------
                                                                              February 17, 1993
                                                                                (Commencement
                                                Year ended September 30         of Share Class
                                            --------------------------------   Designations) to
                                              1996**     1995**      1994     September 30, 1993
 -----------------------------------------------------  ---------  --------- --------------------
Net asset value, beginning of year             $13.53     $ 9.92   $ 10.43          $ 8.03
Net investment loss                             (0.05)     (0.04)    (0.04)          (0.03)
Net realized and unrealized gain on
  investments                                    1.30       3.69      0.28            2.43
Distributions from net realized gains           (1.02)     (0.04)    (0.75)             --
                                           -----------  ---------  --------- --------------------
Net asset value, end of year                   $13.76     $13.53   $  9.92          $10.43
                                           ===========  =========  ========= ====================
Total return                                    10.12%+    36.95%+    2.51%+         24.61%+++
Net assets at end of year (000s)             $114,247    $55,250   $19,891          $7,251
Ratio of expenses to average net assets          1.26%      1.33%     1.41%           2.43%++
Ratio of net investment loss to average
  net assets                                    (0.39)%    (0.34)%   (0.55)%         (1.43)%++
Portfolio turnover rate                        215.07%    214.59%   167.08%         129.57%
Average commission rate@                      $0.0278         --        --              --

                                                                   Class B
                                           ------------------------------------------------------
                                                                                 March 15, 1993
                                                                                 (Commencement
                                                 Year ended September 30         of Share Class
                                            ---------------------------------   Designations) to
                                              1996**      1995**      1994     September 30, 1993
 ----------------------------------------------------- -----------  --------- --------------------
Net asset value, beginning of year           $  13.29  $   9.82     $ 10.40        $  8.68
Net investment loss                             (0.14)    (0.12)      (0.08)         (0.04)
Net realized and unrealized gain on
  investments                                    1.27      3.63        0.25           1.76
Distributions from net realized gains           (1.02)    (0.04)      (0.75)            --
                                           ----------- -----------  --------- --------------------
Net asset value, end of year                 $  13.40  $  13.29     $  9.82        $ 10.40
                                           =========== ===========  ========= ====================
Total return                                     9.33%+   35.90%+      1.79%+        19.82%+++
Net assets at end of year (000s)             $386,899  $203,446     $73,354        $16,044
Ratio of expenses to average net assets          2.01%     2.08%       2.16%          3.16%++
Ratio of net investment loss to average
  net assets                                    (1.13)%   (1.10)%     (1.28)%        (2.15%)++
Portfolio turnover rate                        215.07%   214.59%     167.08%        129.57%
Average commission rate@                     $ 0.0278        --          --             --

                                                                   Class C
                                           -----------------------------------------------------
                                                           Year ended September 30
                                           -----------------------------------------------------
                                             1996**     1995**      1994       1993       1992
 ------------------------------------------ ---------  ---------  ---------  -------------------
Net asset value, beginning of year            $13.66     $ 9.99    $10.46     $ 7.96      $7.74
Net investment loss                            (0.01)     (0.01)    (0.03)     (0.06)     (0.06)
Net realized and unrealized gain on
  investments                                   1.31       3.72      0.31       3.90       0.63
Distributions from net realized gains          (1.02)     (0.04)    (0.75)     (1.34)     (0.35)
                                             -------    -------   -------    -------    -------
Net asset value, end of year                  $13.94     $13.66    $ 9.99     $10.46      $7.96
                                             =======    =======   =======    =======    =======
Total return                                   10.41%+    37.30%+    2.91%+    55.46%+     7.34%+
Net assets at end of year (000s)             $34,835    $47,553   $23,967    $18,342    $11,654
Ratio of expenses to average net assets         1.01%      1.08%     1.16%      2.11%      1.54%
Ratio of net investment loss to average
  net assets                                   (0.08)%    (0.07)%   (0.32)%    (1.30)%    (0.86)%
Portfolio turnover rate                       215.07%    214.59%   167.08%    129.57%    124.94%
Average commission rate@                     $0.0278         --        --         --         --

                                                                   Class D
                                           -----------------------------------------------------
                                                                                March 15, 1993
                                                                                (Commencement
                                                Year ended September 30         of Share Class
                                            --------------------------------   Designations) to
                                              1996**     1995**      1994     September 30, 1993
 -----------------------------------------------------  ---------  --------- --------------------
Net asset value, beginning of year             $13.31     $ 9.83    $10.39          $ 8.68
Net investment loss                             (0.14)     (0.12)    (0.09)          (0.04)
Net realized and unrealized gain on
  investments                                    1.27       3.64      0.28            1.75
Distributions from net realized gains           (1.02)     (0.04)    (0.75)             --
                                           ----------- -----------  --------- --------------------
Net asset value, end of year                   $13.42     $13.31    $ 9.83          $10.39
                                           =========== ===========  ========= ====================
Total return                                     9.23%+    36.07%+    2.00%+         19.70%+++
Net assets at end of year (000s)             $190,319    $95,797   $37,783          $5,011
Ratio of expenses to average net assets          2.01%      2.08%     2.16%           3.16%++
Ratio of net investment loss to average
  net assets                                    (1.13)%    (1.09)%   (1.28%)         (2.16)%++
Portfolio turnover rate                        215.07%    214.59%   167.08%         129.57%
Average commission rate@                      $0.0278         --         -              --
 ------------------------------------------------------------------------------------------------

++  Annualized
**  Per-share figures have been calculated using the average shares method.
+ Total return figures do not reflect any front-end or contingent deferred sales charges.
+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.
@ For fiscal years beginning on or after October 1, 1995, the Fund is required to disclose its average commission rate per share paid for security trades.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of State Street Research
Capital Trust and Shareholders of
State Street Research Capital Fund

We have audited the accompanying statement of assets and liabilities of State Street Research Capital Fund, including the schedule of portfolio investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Capital Fund as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
November 8, 1996

STATE STREET RESEARCH CAPITAL FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Capital Fund's short-term performance was hindered somewhat by the decline in technology stocks in the fall of 1995 as well as by the July 1996 correction, which was led by a sell-off in smaller, more aggressive growth stocks. The Fund's performance rebounded following both events.

The Fund benefited from holdings in a number of industry sectors, most notably, retail, computer software and service, business service, and hotel and restaurant stocks. Capital Fund underperformed its peer group, but proved to be a stronger performer in the second half of the period, beating the average total return for its Lipper category.

Fund management made a number of changes to the Fund, including reducing its overall position in technology stocks but focusing holdings in the area of computer software and service. As of September 30, 1996, software and service stocks represented 12.3% of the portfolio.

Capital Fund's management added to the Fund's position in retail and business service stocks. Retail, as of September 30, 1996, made up 14.2% of the portfolio. Business service stocks accounted for another 7.8% of the portfolio.

Fund management also added to the portfolio's hotel and restaurant stocks, which represented 10.7% of the portfolio as of September 30, 1996.

September 30, 1996

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. During the periods prior to 1993 that shares were not offered to the general public, the Fund was not subject to the cash inflows and higher level of redemptions and expenses that have occurred during the Fund's current, continuous public offering. Performance for a class includes periods prior to the adoption of class designations. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance prior to 1993 class designations does not reflect annual 12b-1 fees of .25% for "A" shares and 1% for "B" and "D" shares, which will reduce subsequent performance. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges, where applicable. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

Change In Value Of $10,000
Based On The S&P 500 Compared To Change
In Value of $10,000 Invested In Capital Fund

   [plot points for line chart]

          Class A Shares
    Average Annual Total Return
   1 Year     5 Years    10 Years
   +5.16%     +19.69%     +17.27%

9/86                    9550           10000
9/87                   13622           14342
9/88                   11720           12565
9/89                   15697           16706
9/90                   12430           15162
9/91                   19126           19876
9/92                   20529           22071
9/93                   31824           24933
9/94                   32622           25850
9/95                   44677           33529
9/96                   49197           40343

   [end of plot points for line chart]

   [plot points for line chart]

          Class B Shares
    Average Annual Total Return
   1 Year     5 Years    10 Years
   +4.33%     +20.04%     +17.54%

9/86                   10000           10000
9/87                   14263           14342
9/88                   12272           12565
9/89                   16436           16706
9/90                   13015           15162
9/91                   20028           19876
9/92                   21497           22071
9/93                   33266           24933
9/94                   33862           25850
9/95                   46018           33529
9/96                   50313           40343

   [end of plot points for line chart]

   [plot points for line chart]

          Class C Shares
    Average Annual Total Return
   1 Year     5 Years    10 Years
  +10.41%     +21.09%     +17.95%

9/86                   10000           10000
9/87                   14263           14342
9/88                   12272           12565
9/89                   16436           16706
9/90                   13015           15162
9/91                   20028           19876
9/92                   21497           22071
9/93                   33420           24933
9/94                   34392           25850
9/95                   47219           33529
9/96                   52134           40343

   [end of plot points for line chart]

   [plot points for line chart]

          Class D Shares
    Average Annual Total Return
   1 Year     5 Years    10 Years
   +8.23%     +20.26%     +17.55%

9/86                   10000           10000
9/87                   14263           14342
9/88                   12272           12565
9/89                   16436           16706
9/90                   13015           15162
9/91                   20028           19876
9/92                   21497           22071
9/93                   33234           24933
9/94                   33898           25850
9/95                   46125           33529
9/96                   50384           40343

   [end of plot points for line chart]

   [solid line] Capital Fund

   [dotted line] S&S 500

                   STATE STREET RESEARCH EMERGING GROWTH FUND
                                   a Series of
                       STATE STREET RESEARCH CAPITAL TRUST

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 1997
                                TABLE OF CONTENTS
                                                                          Page

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS.....................       2

ADDITIONAL INFORMATION CONCERNING
CERTAIN INVESTMENT TECHNIQUES.......................................       5

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS.....................      14

RATING CATEGORIES OF DEBT SECURITIES................................      17

TRUSTEES AND OFFICERS...............................................      19

INVESTMENT ADVISORY SERVICES........................................      23

PURCHASE AND REDEMPTION OF SHARES...................................      24

NET ASSET VALUE.....................................................      26

PORTFOLIO TRANSACTIONS..............................................      27

CERTAIN TAX MATTERS.................................................      30

DISTRIBUTION OF SHARES OF THE FUND..................................      33

CALCULATION OF PERFORMANCE DATA.....................................      37

CUSTODIAN...........................................................      39

INDEPENDENT ACCOUNTANTS.............................................      40

FINANCIAL STATEMENTS................................................      40

         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Emerging Growth Fund (the "Fund") dated February 1, 1997, which may be obtained without charge from the offices of State Street Research Capital Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.


CONTROL NUMBER:  1285N-970131(0298)SSR-LD                     EG-769D-297

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         As set forth in part under "The Fund's Investments" and "Limiting Investment Risk" in the Fund's Prospectus, the Fund has adopted certain investment restrictions.

         All of the Fund's fundamental investment restrictions are set forth below. These fundamental investment restrictions may not be changed except by the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is the Fund's policy:

         (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer, except in connection with investments in other investment companies to the extent permitted by law and regulatory authorities;

         (2) not to purchase a security of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund, except in connection with investments in other investment companies to the extent permitted by law and regulatory authorities;

         (3)      not to issue senior securities;

         (4) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and
                  (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

         (5) not to purchase or sell fee simple interests in real estate, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which own or invest or deal in real estate;

         (6) not to invest in commodities or commodity contracts in excess of 10% of the Fund's total assets, except that investments in currencies, futures contracts and options on futures contracts on securities, securities indices and currencies shall not be deemed an investment in commodities or commodities contracts;

         (7) not to make loans, except that the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

         (8) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry [for purposes of this restriction, (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry, (c) finance companies will be classified according to the industries of their parent companies, and (d) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations) shall be excluded]; and

         (9) not to borrow money except for borrowings from banks for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 25% of the value of its total assets, and except insofar as reverse repurchase agreements may be regarded as borrowing.

         The following nonfundamental investment restrictions may be changed by a vote of a majority of the Trustees. Under these restrictions, it is the Fund's policy:


         (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its total assets would be invested in (a) securities that are illiquid because of the absence of a readily available market or because such securities are restricted securities (i.e., subject to legal or contractual restrictions on resale), provided that such restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A or Regulation S under the Securities Act of 1933, shall be limited to 5% of total assets, and (b) repurchase agreements not entitling the holder to payment of principal and interest within seven days [subject to such higher percentage limits or other modifications as may be allowed or required under applicable regulatory policies in the future].


         (2) not to invest more than 5% of its total assets in securities of issuers including predecessors with less than three years continuous operations, except securities guaranteed or backed by an affiliate of the issuer with three years of continuous operations or securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, provided that the Fund may invest up to 10% in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule 144A or Regulation S as noted above) do not exceed 10% of the Fund's total assets;


         (3) not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures on securities, securities indices and currencies;

         (4) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box" [as a matter of current operating policy, the Fund will not make short sales or maintain a short position unless not more than 5% of the Fund's net assets (taken at current value) is held as collateral for such sales at any time];

         (5) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings (for the purpose of this restriction, futures, options and forward commitments, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of such investments, are not deemed to involve a hypothecation, mortgage or pledge of assets);


         (6) not to purchase a security issued by another investment company if, immediately after such purchase, the Fund would own, in the aggregate, (i) more than 3% of the total outstanding voting securities of such other investment company; (ii) securities issued by such other investment company having an aggregate value in excess of 5% of the value of the Fund's total assets; or (iii) securities issued by such other investment company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the Fund's total assets; provided, however, that the Fund may purchase investment company securities without limit for the purpose of completing a merger, consolidation or other acquisition of assets and may purchase securities issued by another investment company to the extent otherwise permitted by law and regulatory authorities;


         (7) not to purchase or retain any security of an issuer if, to the knowledge of the Fund, those of its officers and Trustees and officers and directors of its investment advisers who individually own more than 1/2 of 1% of the securities of such issuer, when combined, own more than 5% of the securities of such issuer taken at market;

         (8) not to invest directly as a joint venturer or general partner in oil, gas or other mineral exploration or development joint ventures or general partnerships (provided that the Fund may invest in securities issued by companies which invest in or sponsor such programs and in securities indexed to the price of oil, gas or other minerals);

         (9) not to invest in warrants more than 5% of the value, at the lower of cost or market, of its net assets, provided that warrants not listed on the New York or American Stock Exchange shall be further limited to 2% of the Fund's net assets (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value); and

         (10) not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments.



                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

         Among other investments described below, the Fund may buy and sell domestic and foreign options, futures contracts, and options on futures contracts with respect to securities, securities indices, and currencies, and may enter into closing transactions with respect to each of the foregoing, and invest in other derivatives, under circumstances in which such instruments and techniques are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the investment objective of the Fund. The Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Futures Contracts

         Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities, currencies or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

         The purchase of a futures contract on securities or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying assets fluctuates. This process is known as

"marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

         Futures contracts will be executed primarily (a) to establish a short position, and thus protect the Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities or currencies which the Fund intends to purchase. Subject to the limitations described below, the Fund may also enter into futures contracts for purposes of enhancing return. In transactions establishing a long position in a futures contract, money market instruments equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.

Options on Securities

         The Fund may use options on securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

         Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices

         The Fund may engage in transactions in call and put options on securities indices. For example, the Fund may purchase put options on indices of securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result.

         Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on securities or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options, the Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, the Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy

         A basic option strategy for protecting the Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by the Fund -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

         A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by the Fund, money market instruments equal to the aggregate exercise price of the options will be identified by the Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity

         The Fund will generally engage in transactions in futures contracts or options as a hedge against changes resulting from market conditions which produce changes in the values of its securities or the securities which it intends to purchase (e.g., to replace portfolio securities which will mature in the near future and, subject to the limitations described below, to enhance return). The Fund will not purchase any futures contract or purchase any call option if, immediately thereafter, more than one third of the Fund's net assets would be represented by long futures contracts or call options. The Fund will not write a covered call or put option if, immediately thereafter, the aggregate value of the assets (securities in the case of written calls and cash or cash equivalents in the case of written puts) underlying all such options, determined as of the dates such options were written, would exceed 25% of the Fund's net assets. In addition, the Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's total assets.

         Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its securities and might in some cases require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

         The Fund has undertaken with a state securities authority that, for so long as its shares are required to be registered for sale in such state, the Fund will invest only in options and futures that are issued by the Options Clearing Corporation or offered through the facilities of a national securities association or listed on a national securities or commodities exchange, except that the Fund may invest in unlisted options or futures when the desired options or futures are unavailable on a national securities or commodities exchange. Furthermore, the Fund will engage in such transactions in unlisted options or futures only with dealers who have high credit standing as determined by the Investment Manager.

Foreign Investments

         To the extent the Fund invests in securities of issuers in less developed countries or emerging foreign markets, it will be subject to a variety of additional risks, including risks associated with political instability, economies based on relatively few industries, lesser market liquidity, high rates of inflation, significant price volatility of portfolio holdings and high levels of external debt in the relevant country.

         Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in the local markets.

Currency Transactions

         The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Repurchase Agreements

         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with other illiquid securities will be limited to 10% of the Fund's total assets.

Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements. However, the Fund has no present intention of engaging in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

When-Issued Securities

         The Fund may purchase "when-issued" equity securities, which are traded on a price basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends on equity securities are not payable. No income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities fall below the price committed to prior to the actual issuance. The Trust's custodian will establish a segregated account for the Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Rule 144A Securities

         Subject to the limitation on illiquid and restricted securities noted above, the Fund may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.

Indexed Securities

         The Fund may purchase securities the value of which is indexed to interest rates, foreign currencies and various indices and financial indicators. These securities are generally short- to intermediate-term debt securities. The interest rates or values at maturity fluctuate with the index to which they are connected and may be more volatile than such index.

Swap Arrangements

         The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a part of the Fund's portfolio. However, the Fund may enter into such arrangements for income purposes to the extent permitted by the CFTC for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Securities Lending

         The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. The Investment Manager will continuously monitor the value of the collateral to ensure that it at all times remains equal to at least 100% of the current market value of the loaned securities plus accrued interest, marking the collateral to market daily.

Industry Classifications


         In determining how much of the Fund's portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing will be classified according to the industries of their parent companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed--Mortgages" includes private pools of nongovernment backed mortgages.

Basic Industries           Consumer Staple         Science & Technology
----------------           ---------------         --------------------
Chemical                   Business Service        Aerospace
Diversified                Container               Computer Software & Service
Electrical Equipment       Drug                    Electronic Components
Forest Products            Food & Beverage         Electronic Equipment
Machinery                  Hospital Supply         Office Equipment
Metal & Mining             Personal Care
Railroad                   Printing & Publishing
Truckers                   Tobacco

Utility                    Energy                  Consumer Cyclical
Electric                   Oil Refining and        Airline
Gas                          Marketing             Automotive
Gas Transmission           Oil Production          Building
Telephone                  Oil Service             Hotel & Restaurant
                                                   Photography
Other                                              Recreation
Trust Certificates --      Finance                 Retail Trade
  Government Related       Bank                    Textile & Apparel
  Lending                  Financial Service
Asset-backed -- Mortgages  Insurance
Asset-backed -- Credit
  Card Receivables

                 DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

         As indicated in the Fund's Prospectus, the Fund may invest in long-term and short-term debt securities. The Fund may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of the Investment Manager, such a position is more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Fund may invest are described below.

         U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

         [bullet] direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

         [bullet] obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

         [bullet] obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-backed securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

         Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

         Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

         Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated A by Standard & Poor's Corporation ("S&P") or Prime by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least A by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least A by S&P or by Moody's. Commercial paper rated A (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

                      RATING CATEGORIES OF DEBT SECURITIES

         Set forth below is a description of S&P corporate bond and debenture ratings for securities which are deemed to be investment grade:

         AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only (IO) and principal only (PO) mortgage securities.

         Set forth below is a description of Moody's corporate bond and debenture ratings for securities which are deemed to be investment grade:

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in the case of Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         1, 2 or 3: The ratings from Aa through Baa may be modified by the addition of a numeral indicating a bond's rank within its rating category.

         In the event applicable rating agencies lower the ratings of debt instruments held by the Fund and the action results in a material decline in the overall quality of the Fund's portfolio, the situation will be reviewed and necessary action, if any, will be taken, including changes in the composition of the portfolio.

                              TRUSTEES AND OFFICERS


         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

         *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 58. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Bennett's other principal business affiliation is Director, State Street Research Investment Services, Inc.

         *+Jesus A. Cabrera, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 35. His principal occupation is Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President at First Chicago Investment Management Company.

         *+Michael Carmen, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 35. His principal occupation is Vice President of State Street Research & Management Company. During the past five years he has also served as a portfolio manager at Montgomery Asset Management, and as an analyst at State Street Research & Management Company.

         *+Rudolph K. Kluiber, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 37. His principal occupation currently is Vice President of State Street Research & Management Company. During the past five years he has also served as an analyst for State Street Research & Management Company.

         *+Frederick R. Kobrick, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 53. His principal occupation is currently, and during the past five years has been Senior Vice President of State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.



------------------------

* or +     See footnotes on page 21.

         +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 70. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 45. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 41. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 64. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173, serves as Trustee of the Trust. He is 72. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 58. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.



------------------------

* or +     See footnotes on page 21.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
59. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 54. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he has also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer and Director of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc., and until February, 1996, prior positions as President and Chief Executive Officer.

         +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 72. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

         *+James M. Weiss, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 50. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as President and Chief Investment Officer of IDS Advisory Group, Inc. and as Senior Vice President of Stein, Roe & Farnham.




------------------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.


+ Serves as a Trustee and/or officer of one or more of the following investment companies, each of which has an advisory or distribution relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         As of December 31, 1996, the Trustees and principal officers of the Trust as a group owned approximately 5.9% of the outstanding Class A shares of the Fund.

         As of December 31, 1996, the following entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Fund as set forth beside their names:

                           Shareholder                            %
                           -----------                            -
Class A                    Merrill Lynch                         7.6
Class B                    Merrill Lynch                        22.0
Class C                    Chase Manhattan Bank, N.A.           88.5
Class D                    Merrill Lynch                        38.9
                           PaineWebber                           6.9


         The full name and address of the above entities are as follows:

Merrill Lynch, Pierce, Fenner & Smith, Inc. (a)
One Liberty Plaza
165 Broadway
New York, New York  10080


Chase Manhattan Bank, N.A. (a)(b)
770 Broadway
New York, New York  10003

PaineWebber (a)
P.O.Box 3321
Weehawken, NJ  07087
---------------


(a) The Fund believes that each named record-holder does not have beneficial ownership of such shares.


(b) Chase Manhattan Bank, N.A. holds such shares as trustee or custodian under certain employee benefit plans serviced by Metropolitan Life Insurance Company.


         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

         The Trustees were compensated as follows:

                                                               Total
                                                           Compensation
                                          Aggregate       From Trust and
                                        Compensation       Complex Paid
         Name of Trustee                From Trust(a)      to Trustees(b)
         ---------------                -------------      --------------
         Edward M. Lamont                    $7,800          $ 59,375
         Robert A. Lawrence                  $7,800          $ 92,125
         Dean O. Morton                      $8,400          $ 96,125
         Thomas L. Phillips                  $7,800          $ 59,375
         Toby Rosenblatt                     $7,800          $ 59,375
         Michael S. Scott Morton             $9,000          $100,325
         Ralph F. Verni                      $    0          $      0
         Jeptha H. Wade                      $8,400          $ 63,375

(a) For the Fund's fiscal year ended September 30, 1996. Includes compensation from multiple Series of the Trust. See "Distribution of Shares" for a listing of series.

(b) Includes compensation on behalf of 31 Funds representing all series of investment companies for which the Investment Manager serves as the primary investment adviser, series of Metropolitan Series Fund, Inc. for which the Investment Manager serves as sub-investment adviser, and series of State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. serves as distributor. "Total Compensation from Trust and Complex Paid to Trustees" is for the 12 months ended December 31, 1996. The Trust does not provide any pension or retirement benefits for the Trustees.


                          INVESTMENT ADVISORY SERVICES

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, suitable office space and facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of Metropolitan.

         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund, as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.75% of the net assets of the Fund. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. For the period October 4, 1993 (commencement of operations) through September 30, 1994 and for the fiscal years ended September 30, 1995 and 1996, the Fund's investment advisory fee prior to the assumption of fees or expenses was $267,184, $501,000 and $443,318, respectively. For the same periods, the voluntary reduction of fees or assumption of expenses amounted to $186,448, $453,010 and $233,624, respectively.


         The Advisory Agreement provides that it shall continue in effect with respect to the Fund for a period of two years after its initial effectiveness and will continue from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide such administrative services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which the Fund's shares may be purchased.

         Under the Code of Ethics of the Investment Manager, its employees in Boston, where investment management operations are conducted, are only permitted to engage in personal securities transactions in accordance with certain conditions relating to an employee's position, the identity of the security, the timing of the transaction, and similar factors. Such employees must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.


                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are distributed by the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or
(ii) on a deferred basis (the Class B and Class D shares). General information on how to buy shares of the Fund, as well as sales charges involved, is set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

         Public Offering Price. The public offering price for each class of shares of the Fund is based on their net asset value determined as of the close of the NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Reduced Sales Charges. For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.


         Class C Shares. Class C shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants (currently a minimum of 100 eligible employees), service arrangements, or similar factors; insurance companies; investment companies; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10,000,000); and other similar institutional investors.


         Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.


                                 NET ASSET VALUE

         The net asset value of the shares of the Fund is determined once daily as of the close of the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed for New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of the Fund is computed by dividing the sum of the market value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of the portfolio assets as provided below, the Trustees may utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services may provide prices determined as of times prior to the close of the NYSE.


         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers' NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.


         Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.


                             PORTFOLIO TRANSACTIONS

Portfolio Turnover


         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Fund reserves full freedom with respect to portfolio turnover, as described in the Prospectus. The portfolio turnover rates for the fiscal years ended September 30, 1995 and 1996, were 178.60% and 155.85%, respectively.

Brokerage Allocation

         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases, including those used for portfolio analysis and modeling; and portfolio evaluation services and relative performance of accounts.

         Certain nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers. The Investment Manager has an investment of less than ten percent of the outstanding equity of one such third party which provides portfolio analysis and modeling and other research and investment decision-making services integrated into a trading system developed and licensed by the third party to others. The Investment Manager could be said to benefit indirectly if in the future it allocates brokerage to a broker-dealer who in turn pays this third party for services to be provided to the Investment Manager.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Some services may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and is therefore paid directly by the Investment Manager. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

         The Investment Manager has no fixed agreements or understanding with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher that that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Act of 1934, to the extent applicable. Brokerage commissions paid by the Fund in secondary trading during the period October 4, 1993 (commencement of operations) through September 30, 1994 and during the fiscal years ended September 30, 1995 and 1996, amounted to $89,000, $169,000 and $133,000, respectively. During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling concessions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.



                               CERTAIN TAX MATTERS

Federal Income Taxation of the Fund -- In General

         The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, the Fund must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities; (ii) options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies), or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).

         The 30% test will limit the extent to which the Fund may sell securities held for less than three months; write options which expire in less than three months, and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date.) Finally, as discussed below, this requirement may also limit investments by the Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments

         Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders

         Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholders on December 31, provided that the Fund pays the dividend during January of the following calendar year.

         Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.


                       DISTRIBUTION OF SHARES OF THE FUND


         State Street Research Capital Trust is currently comprised of the following series: State Street Research Capital Fund, State Street Research Emerging Growth Fund (formerly, State Street Research Small Capitalization Growth Fund) and State Street Research Aurora Fund (formerly, State Street Research Small Capitalization Value Fund). The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes.

         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the period October 4, 1993 (commencement of operations) through September 30, 1994 and for the fiscal years ended September 30, 1995 and 1996, total sales charges on Class A shares paid to the Distributor amounted to $514,638, $84,789 and $17,809, respectively. For the same periods, the Distributor retained $62,866, $9,616 and $2,120, respectively, after reallowance of concessions to dealers.


         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements and managed fee-based programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reduction in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.


         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.


         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class D shares of the Fund and paid initial commissions to securities dealers for sales of such shares as follows:


                                                              October 4, 1993
                                                            (Commencement of
                                                           Operations) through
           Fiscal Year Ended       Fiscal Year Ended         Period Ended
           September 30, 1996      September 30, 1995      September 30, 1994
         ----------------------  ----------------------  -----------------------
         Contingent              Contingent              Contingent
          Deferred  Commissions   Deferred  Commissions   Deferred   Commissions
           Sales      Paid to      Sales      Paid to      Sales      Paid to
          Charges     Dealers     Charges     Dealers     Charges     Dealers
          -------     -------     -------     -------     -------     -------
Class A   $     0     $15,689     $      0   $ 75,173      $    0   $  451,772

Class B   $81,122     $20,187     $128,068   $133,801      $1,331   $1,227,898

Class D   $   264     $ 1,054     $  6,586   $  6,453      $    0   $  111,232

         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Fund for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Fund held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Fund. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.

         During the fiscal year ended September 30, 1996, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                   Class A    Class B    Class D
                                   -------    -------    -------
Advertising                        $   404   $      0    $ 1,146

Printing and mailing of
     prospectuses to other
     than current shareholders         157          0        444

Compensation to dealers             44,306    231,925     41,399

Compensation to sales personnel      1,893          0      5,369

Interest                                 0          0          0

Carrying or other
     financing charges                   0          0          0

Other expenses:  marketing;            981          0      2,785
     general

Total fees                         $47,741   $231,925    $51,143
                                   =======   ========     ======


The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will attempt to make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                         CALCULATION OF PERFORMANCE DATA

         The average annual total return ("standard total return") of the Class A, Class B, Class C and Class D shares of the Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations. Shares of the Fund had no class designations until February 1, 1994, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter.

         The performance data reflects Rule 12b-1 fees and sales charges as set forth below:

                   Rule 12b-1 Fees                 Sales Charges
       ----------------------------------------   -------------
Class  Amount  Period
-----  ------  --------------------------------
A      0.25%   February 1, 1994 to present; fee    Maximum 4.5% sales
               will reduce performance for         charge reflected
               periods after February 1, 1994

B      1.00%   February 1, 1994 to present; fee    1- and 5-year periods reflect
               will reduce performance for         a 5% and a 2% contingent
               periods after February 1, 1994      deferred sales charge,
                                                   respectively

C      0.00%   Since commencement of               None
               operations to present

D      1.00%   February 1, 1994 to present; fee    1-year period reflects a 1%
               will reduce performance for         contingent deferred sales
               periods after February 1, 1994      charge

          The Fund's performance is shown below, and where noted, reflects the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "Accrued Expenses" later in this section.

Total Return


          The standard total return of each class of the Fund's shares were as follows:

                   Commencement of
            Operations (October 4, 1993)             One Year Ended
                 to September 30, 1996             September 30, 1996
          ------------------------------      ------------------------------
          With Subsidy   Without Subsidy      With Subsidy   Without Subsidy

Class A      4.26%             3.75%              11.66%         11.22%

Class B      4.27%             3.74%              10.97%         10.50%

Class C      6.22%             5.67%              17.09%         16.63%

Class D      5.15%             4.63%              14.87%         14.40%


          Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:


                                  P(1+T)(n)  = ERV

Where:    P   = a hypothetical initial payment of $1,000

          T   = average annual total return

          n   = number of years

          ERV = ending redeemable value at the end of the designated period assuming a hypothetical
                $1,000 payment made at the beginning of
                the designated period

          The calculation is based on the further assumptions that the maximum initial or contingent deferred sales charge applicable to the investment is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses are also taken into account as described later herein.

Accrued Expenses

         Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund will be lower.

Nonstandardized Total Return


         The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before and at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000 or ending value. For example, the nonstandardized total returns for the six months ended September 30, 1996 without taking sales charges into account, were as follows:

                        With Subsidy      Without Subsidy
                        ------------      ---------------
         Class A             15.26%          15.05%
         Class B             14.89%          14.68%
         Class C             15.44%          15.23%
         Class D             14.79%          14.57%



                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                             INDEPENDENT ACCOUNTANTS

         Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as the Trust's independent accountants, providing professional services including (1) an audit of the annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Fund.


                              FINANCIAL STATEMENTS

         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time and holders of record may request a copy of a current supplementary report, if any, by calling State Street Research Shareholder Services.


         The following financial statements of State Street Research Small Capitalization Growth Fund are for the fiscal year ended September 30, 1996. State Street Research Small Capitalization Growth Fund changed its name to "State Street Research Emerging Growth Fund" in Feburary 1997.

STATE STREET RESEARCH SMALL CAPITALIZATION GROWTH FUND
INVESTMENT PORTFOLIO
September 30, 1996

                                                            Value
                                               Shares      (Note 1)
 ------------------------------------------------------  -----------
COMMON STOCKS 89.5%
Basic Industries 6.9%
Chemical 2.3%
Cambrex Corp.                                  25,750    $  872,281
General Chemical Group Inc.                    26,900       534,638
                                                         -----------
                                                          1,406,919
                                                         -----------
Forest Product 0.7%
Buckeye Cellulose Corp.*                       15,900       413,400
                                                         -----------
Machinery 1.4%
US Filter Corp.*                               26,400       900,900
                                                         -----------
Metal & Mining 2.2%
Carbide / Graphite Group Inc.*                 22,300       409,763
Oregon Metallurgical Corp.*                    10,100       328,250
Wyman-Gordon Co.*                              26,100       597,037
                                                         -----------
                                                          1,335,050
                                                         -----------
Railroad 0.3%
Genesee & Wyoming Inc. Cl. A*                   6,400       174,400
                                                         -----------
Total Basic Industries                                    4,230,669
                                                         -----------
Consumer Cyclical 15.5%
Airline 1.9%
Atlas Air Inc.*                                27,500     1,175,625
                                                         -----------
Automotive 0.9%
Dura Automotive Systems Inc. Cl. A*             1,100        20,488
Lear Corp.*                                    15,200       501,600
                                                         -----------
                                                            522,088
                                                         -----------
Hotel & Restaurant 1.8%
Outback Steakhouse Inc.*                        7,950       191,794
Primadonna Resorts Inc.*                       25,200       459,900
Station Casinos Inc.*                          38,000       456,000
                                                         -----------
                                                          1,107,694
                                                         -----------
Recreation 4.2%
American Radio Systems Corp. Cl. A*            14,700       547,575
Anchor Gaming*                                  7,000       435,750
Argyle Television Inc. Cl. A*                  11,900       334,687
Cox Radio Inc. Cl. A*                           2,400        52,800
EZ Communications Inc.*                         4,200       184,800
Lewis Galoob Toys Inc.*                        11,600       339,300
Ortel Corp.*                                   14,700       352,800
Silver King Communications Inc.*               13,500       317,250
                                                         -----------
                                                          2,564,962
                                                         -----------
Retail Trade 6.2%
Abercrombie & Fitch Co. Cl. A*                  2,000    $   49,000
CUC International Inc.*                        18,007       718,029
Global DirectMail Corp.*                       24,100     1,150,775
Gymboree Corp.*                                10,000       303,750
Loehmann's, Inc.*                              17,500       469,219
MSC Industrial Direct Inc. Cl. A*               9,200       327,750
Renters Choice Inc.*                           15,700       294,375
Viking Office Products Inc.*                   16,200       486,000
                                                         -----------
                                                          3,798,898
                                                         -----------
Textile & Apparel 0.5%
Authentic Fitness Corp.                        27,600       338,100
                                                         -----------
Total Consumer Cyclical                                   9,507,367
                                                         -----------
Consumer Staple 28.1%
Business Service 10.1%
American Pad & Paper Co.*                      28,000       595,000
ATC Communications Group Inc.*                 37,200       651,000
Career Horizons Inc.*                          12,700       493,712
Carriage Services Inc. Cl. A*                  32,000       616,000
Commodore Applied Technologies Inc.*           33,300       220,613
Commodore Applied Technologies Inc. Wts.*      33,300        58,275
HA-LO Industries, Inc.*                        33,250       964,250
National Media Corp.*                          18,000       267,750
Personnel Group of America Inc.*               33,100       860,600
PIA Merchandising Services Inc.*                8,400       107,100
Right Management Consultants Inc.*              9,350       226,738
Strategic Distribution Inc.*                   64,900       328,556
Technology Solutions Co.*                      23,400       816,075
                                                         -----------
                                                          6,205,669
                                                         -----------
Drug 2.0%
Biovail Corp. International*                   26,700       954,525
CytoTherapeutics, Inc.*                        34,600       294,100
                                                         -----------
                                                          1,248,625
                                                         -----------
Hospital Supply 12.1%
American Medical Response, Inc.*               16,800       604,800
Atria Communities Inc.*                        39,200       490,000
Cytyc Corp.*                                    6,500        97,500
General Surgical Innovations Inc.*             14,000       154,000
Genesis Health Ventures Inc.*                  23,200       652,500
Healthdyne Technologies Inc.*                  60,500       506,687
Imagyn Medical Inc.*                           49,900       536,425
Karrington Health Inc.*                        22,400       291,200
Lincare Holdings Inc.*                         19,200       768,000
Mariner Health Group Inc.*                     29,100       447,413

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH SMALL CAPITALIZATION GROWTH FUND


                                                            Value
                                                Shares    (Note 1)
 ------------------------------------------------------  -----------
Hospital Supply (cont'd)
MIM Corp.*                                      36,800   $   533,600
Physio-Control International Corp.*             16,500       416,625
Respironics Inc.*                               20,000       485,000
Rotech Medical Corp.*                           24,200       399,300
Rural / Metro Corp.*                            11,300       412,450
Ultra-Fem Inc.*                                 27,200       629,000
                                                         -----------
                                                           7,424,500
                                                         -----------
Personal Care 1.0%
Gargoyles Inc.*                                    500        10,625
U.S.A. Detergents Inc.*                         14,300       568,425
                                                         -----------
                                                             579,050
                                                         -----------
Printing & Publishing 1.9%
Heritage Media Corp. Cl. A*                     22,400       422,800
Providence Journal Co. Cl. A*                   24,100       707,937
                                                         -----------
                                                           1,130,737
                                                         -----------
Tobacco 1.0%
Schweitzer-Mauduit International Inc.           18,000       603,000
                                                         -----------
Total Consumer Staple                                     17,191,581
                                                         -----------
Energy 5.9%
Oil 5.0%
Abacan Resources Corp.*                        101,000       694,375
Global Natural Resources Inc.*                  29,000       503,875
Nuevo Energy Co.*                               25,900     1,052,187
Plains Resources Inc.*                          20,600       285,825
Ranger Oil Ltd.*                                65,100       488,250
                                                         -----------
                                                           3,024,512
                                                         -----------
Oil Service 0.9%
Atwood Oceanics Inc.*                            4,200       184,800
Dreco Energy Services Ltd. Cl. A*               15,500       377,813
                                                         -----------
                                                             562,613
                                                         -----------
Total Energy                                               3,587,125
                                                         -----------
Finance 6.6%
Bank 0.3%
Bank United Corp. Cl. A*                         6,800       169,150
                                                         -----------
Financial Service 2.0%
Alex Brown Inc.                                  8,100       468,787
CMAC Investment Corp.*                           7,400       469,900
RAC Financial Group Inc.*                        7,300       333,063
                                                         -----------
                                                           1,271,750
                                                         -----------
Insurance 4.3%
American Travellers Corp.*                      13,650   $   452,156
Delphi Financial Group Inc.*                    12,600       352,800
Executive Risk Inc.*                             8,000       308,000
Mutual Risk Management Ltd.                     18,666       541,314
NAC Re Corp.                                    27,100       975,600
                                                         -----------
                                                           2,629,870
                                                         -----------
Total Finance                                              4,070,770
                                                         -----------
Science & Technology 21.0%
Computer Software & Service 14.0%
ACT Networks Inc.*                               9,600       268,800
Applied Graphics Technologies, Inc.*            21,500       319,813
Avant! Corp.*                                   18,100       543,000
Cerner Corp.*                                   24,400       378,200
Datastream Systems Inc.*                         9,700       293,425
Desktop Data Inc.*                              11,800       342,200
Diana Corp.*                                     7,875       322,875
Integrated Measurement Systems Inc.*            25,900       427,350
Manugistics Group Inc.*                          7,400       297,850
National Processing Inc.*                       37,000       721,500
Object Design Inc.*                             30,500       491,812
Optical Data Systems Inc.*                      31,800       540,600
Planning Sciences International PLC ADR*        10,900       160,775
Siebel Systems Inc.*                             5,200       216,450
Software 2000 Inc.*                             37,000       360,750
SPSS Inc.*                                      18,100       502,275
SystemSoft Corp.*                               16,100       551,425
Ultratech Stepper Inc.*                         22,500       424,687
Vantive Corp.*                                   1,300        84,175
VideoServer Inc.*                               18,900       656,775
Wang Laboratories Inc.*                         34,300       668,850
                                                         -----------
                                                           8,573,587
                                                         -----------
Electronic Components 4.5%
Augat Inc.                                      21,700       461,125
DuPont Photomasks Inc.*                         13,200       369,600
Encad Inc.*                                     11,600       485,750
VLSI Technology Inc.*                           35,700       580,125
Xicor Inc.*                                     27,300       317,363
Zebra Technologies Corp. Cl. A*                 22,200       568,875
                                                         -----------
                                                           2,782,838
                                                         -----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH SMALL CAPITALIZATION GROWTH FUND
INVESTMENT PORTFOLIO (cont'd)

                                                            Value
                                              Shares      (Note 1)
 ------------------------------------------------------  -----------
Electronic Equipment 1.0%
Advanced Fibre Communications, Inc.*             400     $    10,000
Berg Electronics Corp.*                       21,300         580,425
                                                        --------------
                                                             590,425
                                                        --------------
Office Equipment 1.5%
FileNet Corp.*                                26,600         678,300
HMT Technology Corp.*                         12,200         265,350
                                                        --------------
                                                             943,650
                                                        --------------
Total Science & Technology                                12,890,500
                                                        --------------
Utility 5.5%
Natural Gas 0.8%
KCS Energy Inc.                               12,900         459,562
                                                        --------------
Telephone 4.7%
Allen Group Inc.                              25,800         477,300
Geotek Communications Inc.*                   63,000         527,625
LCC International Inc. Cl. A*                 15,000         273,750
Midcom Communications Inc.*                   18,000         247,500
Tel-Save Holdings Inc.*                       29,500         848,125
Trescom International Inc.*                   40,200         522,600
                                                        --------------
                                                           2,896,900
                                                        --------------
Total Utility                                              3,356,462
                                                        --------------
Total Common Stocks (Cost $45,857,378)                    54,834,474
                                                        --------------

                                   Principal     Maturity
                                     Amount        Date
 -------------------------------- ------------ -------------  -------------
SHORT-TERM OBLIGATIONS 9.2%
American Express Credit Corp.,
  5.00%                            $  399,000   10/02/1996        399,000
Chevron Oil Finance Co., 5.28%      2,724,000   10/02/1996      2,724,000
Ford Motor Credit Co., 5.36%        2,487,000   10/04/1996      2,487,000
                                                              -------------
Total Short-Term Obligations (Cost $5,610,000)                  5,610,000
                                                              -------------
Total Investments (Cost $51,467,378)--98.7%                    60,444,474
Cash and Other Assets, Less Liabilities--1.3%                     815,337
                                                              -------------
Net Assets--100.0%                                            $61,259,811
                                                              =============

Federal Income Tax Information:
At September 30, 1996, the net unrealized
  appreciation of investments based on cost
  for Federal income tax purposes of
  $51,475,689 was as follows:
Aggregate gross unrealized appreciation for
  all investments in which there is an excess
  of value over tax cost                       $12,408,345
Aggregate gross unrealized depreciation for
  all investments in which there is an excess
  of tax cost over value                        (3,439,560)
                                              --------------
                                               $ 8,968,785
                                              ==============


* Nonincome-producing securities

ADR stands for American Depository Receipt, representing ownership of foreign securities.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH SMALL CAPITALIZATION GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1996

Assets
Investments, at value (Cost $51,467,378) (Note 1)         $60,444,474
Cash                                                              637
Receivable for securities sold                              2,203,549
Dividends and interest receivable                               7,438
Receivable from Distributor (Note 3)                            3,892
Deferred organization costs and other assets (Note 1)          13,139
                                                          ------------
                                                           62,673,129
Liabilities
Payable for securities purchased                            1,104,607
Payable for fund shares redeemed                              111,396
Accrued transfer agent and shareholder services (Note 2)       64,079
Accrued management fee (Note 2)                                34,767
Accrued distribution and service fees (Note 5)                 25,184
Accrued trustees' fees (Note 2)                                11,017
Other accrued expenses                                         62,268
                                                          ------------
                                                            1,413,318
                                                          ------------
Net Assets                                                $61,259,811
                                                          ============
Net Assets consist of:
 Unrealized appreciation of investments                   $ 8,977,096
 Accumulated net realized gain                              4,184,442
 Shares of beneficial interest                             48,098,273
                                                          ------------
                                                          $61,259,811
                                                          ============
Net Asset Value and redemption price per share of Class
  A shares ($19,790,701 / 1,747,342 shares of beneficial
  interest)                                                    $11.33
                                                          ============
Maximum Offering Price per share of Class A shares
  ($11.33 / .955)                                              $11.86
                                                          ============
Net Asset Value and offering price per share of
  Class B shares ($23,655,788 / 2,129,754 shares of
  beneficial interest)*                                        $11.11
                                                          ============
Net Asset Value, offering price and redemption price per
  share of Class C shares ($13,310,681 / 1,163,690
  shares of beneficial interest)                               $11.44
                                                          ============
Net Asset Value and offering price per share of
  Class D shares ($4,502,641 / 405,535 shares
  of beneficial interest)*                                     $11.10
                                                          ============


   * Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended September 30, 1996

Investment Income
Interest                                               $   158,590
Dividends, net of foreign taxes of $1,429                   72,828
                                                       -------------
                                                           231,418
Expenses
Management fee (Note 2)                                    443,318
Transfer agent and shareholder services (Note 2)           187,322
Custodian fee                                              116,800
Reports to shareholders                                     59,081
Service fee-Class A (Note 5)                                47,741
Distribution and service fees-Class B (Note 5)             231,925
Distribution and service fees-Class D (Note 5)              51,143
Registration fees                                           20,997
Audit fee                                                   19,441
Trustees' fees (Note 2)                                     15,525
Legal fees                                                   3,230
Amortization of organization costs (Note 1)                  6,555
Miscellaneous                                               11,243
                                                       -------------
                                                         1,214,321
Expenses borne by the Distributor (Note 3)                (233,264)
                                                       -------------
                                                           981,057
                                                       -------------
Net investment loss                                       (749,639)
                                                       -------------
Realized and Unrealized Gain (Loss)
  on Investments
Net realized gain on investments (Notes 1 and 3)        11,088,837
Net unrealized depreciation of investments              (2,000,953)
                                                       -------------
Net gain on investments                                  9,087,884
                                                       -------------
Net increase in net assets resulting from
  operations                                           $ 8,338,245
                                                       =============


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH SMALL CAPITALIZATION GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

                                   Year ended September 30
                                 ---------------------------
                                     1996          1995
 ------------------------------- -------------  -------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss              $   (749,639)  $  (872,119)
Net realized gain (loss) on
  investments*                     11,088,837    (3,364,808)
Net unrealized appreciation
  (depreciation) of investments    (2,000,953)   11,482,443
                                 -------------  -------------
Net increase resulting from
  operations                        8,338,245     7,245,516
                                 -------------  -------------
Net decrease from fund share
  transactions (Note 6)           (14,818,177)   (7,844,245)
                                 -------------  -------------
Total decrease in net assets       (6,479,932)     (598,729)

Net Assets
Beginning of year                  67,739,743    68,338,472
                                 -------------  -------------
End of year                      $ 61,259,811   $67,739,743
                                 =============  =============
* Net realized gain (loss) for
  Federal income tax purposes
  (Note 1)                       $  7,630,937   $(2,682,827)
                                 =============  =============


The accompanying notes are an integral part of the financial statements.


NOTES TO FINANCIAL STATEMENTS
September 30, 1996

Note 1

   State Street Research Small Capitalization Growth Fund (the "Fund"), is a series of State Street Research Capital Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was organized in November, 1988 as a successor to State Street Capital Fund, Inc., a Massachusetts corporation. The Trust consists presently of three separate funds: State Street Research Small Capitalization Growth Fund, State Street Research Capital Fund and State Street Research Small Capitalization Value Fund.

   The investment objective of the Fund is to provide growth of capital. In seeking to achieve its investment objective, the Fund invests primarily in the equity securities of emerging growth and small capitalization companies.

   The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay an annual service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

   The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investments in Securities
Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for certain securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost of securities delivered for both financial reporting and Federal income tax purposes.

STATE STREET RESEARCH SMALL CAPITALIZATION GROWTH FUND

B. Federal Income Taxes
No provision for Federal income taxes is necessary since the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, if any, within the prescribed time periods.


In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1994 through September 30, 1995, the Fund incurred net capital losses of $3,462,622 and has deferred and treated such losses as arising in the fiscal year ended September 30, 1996.


C. Dividends
Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

D. Deferred Organization Costs
Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

E. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees equal to 1/16 of 1% (3/4 of 1% on an annual basis) of average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. The fees of the Trustees not currently affiliated with the Adviser amounted to $15,525 during the year ended September 30, 1996.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended September 30, 1996, the amount of such shareholder servicing and account maintenance expenses was $55,149.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended September 30, 1996, the amount of such expenses assumed by the Distributor and its affiliates was $233,264.

Note 4


For the year ended September 30, 1996, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities aggregated $88,838,934 and $107,714,541, respectively.

Note 5


The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended September 30, 1996, fees pursuant to such plan amounted to $47,741, $231,925 and $51,143 for Class A, Class B and Class D, respectively.


The Fund has been informed that the Distributor and MetLife
Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $2,120 and $8,348, respectively, on sales of Class A shares of the Fund during the year ended September 30, 1996, and that MetLife Securities, Inc. earned commissions aggregating $7,991 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $81,122 and $264 on redemptions of Class B and Class D shares, respectively, during the same period.

STATE STREET RESEARCH SMALL CAPITALIZATION GROWTH FUND
NOTES (cont'd)

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At September 30, 1996, the Adviser owned one Class C share of the Fund.

Share transactions were as follows:

                                         Year ended September 30
                           ---------------------------------------------------
                                      1996                      1995
                           -------------------------  -------------------------
Class A                       Shares       Amount       Shares       Amount
-------------------------- ------------ ------------ ------------  ------------
Shares sold                   163,674    $ 1,606,790     585,876   $ 4,916,956
Shares redeemed              (632,394)    (6,137,327)   (937,567)   (7,864,550)
                           ------------ ------------ ------------  ------------
Net decrease                 (468,720)   $(4,530,537)   (351,691)  $(2,947,594)
                           ============ ============ ============  ============
Class B                       Shares       Amount      Shares        Amount
-------------------------- ------------ ------------ ------------  ------------
Shares sold                    84,647    $   831,719     477,595   $ 3,977,732
Shares redeemed              (721,298)    (6,831,042) (1,148,744)   (9,420,297)
                           ------------ ------------ ------------  ------------
Net decrease                 (636,651)   $(5,999,323)   (671,149)  $(5,442,565)
                           ============ ============ ============  ============
Class C                       Shares       Amount       Shares       Amount
-------------------------- ------------ ------------ ------------  ------------
Shares sold                   490,032    $ 5,072,988     836,117   $ 7,366,455
Shares redeemed              (593,777)    (5,912,012)   (386,614)   (3,415,989)
                           ------------ ------------ ------------  ------------
Net increase (decrease)      (103,745)   $  (839,024)    449,503   $ 3,950,466
                           ============ ============ ============  ============
Class D                       Shares       Amount       Shares       Amount
-------------------------- ------------ ------------ ------------  ------------
Shares sold                    14,475    $   143,867      85,008   $   686,924
Shares redeemed              (380,626)    (3,593,160)   (490,937)   (4,091,476)
                           ------------ ------------ ------------  ------------
Net decrease                 (366,151)   $(3,449,293)   (405,929)  $(3,404,552)
                           ============ ============ ============  ============

STATE STREET RESEARCH SMALL CAPITALIZATION GROWTH FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

                                            Class A                                Class B
                            --------------------------------------  --------------------------------------
                                    Year ended September 30                Year ended September 30
                            --------------------------------------  --------------------------------------
                              1996****     1995****      1994**      1996****     1995****       1994**
--------------------------- ------------ ------------ ------------ ------------ ------------  ------------
Net asset value, beginning
  of year                      $  9.69      $  8.56      $  9.45      $  9.58      $  8.52      $  9.45
Net investment loss*             (0.09)       (0.08)       (0.02)       (0.17)       (0.14)       (0.06)
Net realized and unrealized
  gain (loss) on
  investments                     1.73         1.21        (0.87)        1.70         1.20        (0.87)
                            ------------ ------------ ------------ ------------ ------------  ------------
Net asset value, end of
  year                         $ 11.33      $  9.69      $  8.56      $ 11.11      $  9.58      $  8.52
                            ============ ============ ============ ============ ============  ============
Total return                     16.92%+      13.20%+      (9.42)%+++   15.97%+      12.44%+      (9.84)%+++
Net assets at end of year
  (000s)                       $19,791      $21,480      $21,986      $23,656      $26,489      $29,287
Ratio of operating expenses
  to average net assets*          1.35%        1.35%        1.35%++      2.10%        2.10%        2.10%++
Ratio of net investment
  loss to average net
  assets*                        (0.96)%      (0.93)%      (0.58)%++    (1.71)%      (1.67)%      (1.32)%++
Portfolio turnover rate         155.85%      178.60%       83.61%      155.85%      178.60%       83.61%
Average commission rate@       $ .0159           --           --      $ .0159           --           --
*Reflects voluntary
  assumption of fees or
  expenses per share in
  each year (Note 3).          $  0.04      $  0.06      $  0.02      $  0.04      $  0.06      $  0.02

                                            Class C                                Class D
                            --------------------------------------  --------------------------------------
                                    Year ended September 30                Year ended September 30
                            --------------------------------------  --------------------------------------
                              1996****     1995****     1994***      1996****     1995****       1994**
--------------------------- ------------ ------------ ------------ ------------ ------------  ------------
Net asset value, beginning
  of year                      $  9.77      $  8.60      $ 9.55       $  9.58      $  8.52      $  9.45
Net investment loss*             (0.07)       (0.06)      (0.06)        (0.16)       (0.14)       (0.06)
Net realized and unrealized
  gain (loss) on
  investments                     1.74         1.23       (0.89)         1.68         1.20        (0.87)
                            ------------ ------------ ------------ ------------ ------------  ------------
Net asset value, end of
  year                         $ 11.44      $  9.77      $ 8.60       $ 11.10      $  9.58      $  8.52
                            ============ ============ ============ ============ ============  ============
Total return                     17.09%+      13.60%+     (9.95)%+++    15.87%+      12.44%+      (9.84)%+++
Net assets at end of year
  (000s)                       $13,311      $12,380      $7,033       $ 4,503      $ 7,391      $10,032
Ratio of operating expenses
  to average net assets*          1.10%        1.10%       1.10%++       2.10%        2.10%        2.10%++
Ratio of net investment
  loss to average net
  assets*                        (0.71)%      (0.71)%     (0.68)%++     (1.71)%      (1.67)%      (1.32)%++
Portfolio turnover rate         155.85%      178.60%      83.61%       155.85%      178.60%       83.61%
Average commission rate@       $ .0159           --          --       $ .0159           --           --
*Reflects voluntary
  assumption of fees or
  expenses per share in
  each year (Note 3).          $  0.04      $  0.06      $ 0.04       $  0.04      $  0.06      $  0.02


++  Annualized.
+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

** February 1, 1994 (commencement of share class designations) to September 30, 1994.

*** October 4, 1993 (commencement of operations) to September 30, 1994.


****Per-share figures have been calculated using the average shares method.


@ For fiscal years beginning on or after October 1, 1995, the Fund is required to disclose its average commission rate per share paid for security trades.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of State Street Research
Capital Trust and Shareholders of
State Street Research Small Capitalization Growth Fund

We have audited the accompanying statement of assets and liabilities of State Street Research Small Capitalization Growth Fund, including the schedule of portfolio investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express and opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require than we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Small Capitalization Growth Fund as of September 30, 1996, the results of its operations for the year then ended, the changes in its net asset for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                       Coopers & Lybrand L.L.P.

Boston, Massachusetts
November 8, 1996

STATE STREET RESEARCH SMALL CAPITALIZATION GROWTH FUND
MANAGEMENTS DISCUSSION OF FUND PERFORMANCE


The past year was good for State Street Research Small Capitalization Growth Fund. The Fund outperformed the Russell 2000 Growth Index, a benchmark for small-cap stock performance, for the 12 months ended September 30, 1996. Small Capitalization Growth Fund underperformed the average return for the Lipper Analytical Services Small Company Growth Fund category.

Small Capitalization Growth Fund was underweighted in technology stocks in the past year, which helped Fund performance, as technology stocks experienced two significant declines in the past 12 months.

Collectively, consumer stocks, in industries including retail, recreation, business services and others, totaled more than 43% of the portfolio. These sectors offered good value.

Energy stocks had a strong impact on Small Capitalization Growth Fund's performance. Generally, the Fund invested in oil and gas exploration and production companies with rapidly accelerating cash flow. The long-term supply of oil and gas is low compared to long-term demand, plus technological advances are helping these companies produce more cheaply. Energy stocks, which are not widely followed by Wall Street, have offered a combination of attractive valuations and high growth rates.


September 30, 1996

The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class includes periods prior to the adoption of class designations in 1994. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance prior to class designations does not reflect annual 12b-1 fees of .25% for "A" shares and 1% for "B" and "D" shares, which will reduce subsequent performance. Performance reflects maximum 4.5% "A" share front-end sales charge, or 5% "B" share or 1% "D" share contingent deferred sales charges. The first figure reflects expense reduction; the second shows what results would have been without subsidization.


  Change In Value Of $10,000 Based on the S&P 500 Compared to Change In Value
            Of $10,000 Invested In Small Capitalization Growth Fund

[DATA FOR LINE CHARTS]

Class A Shares

  Average Annual Total Return
     1 Year        Life of Fund
+11.66%/+11.22%   +4.26%/+3.75%

10/4/93  9550     10000
9/30/94  8560     10368
9/30/95  9690     13448
9/30/96  11330    16181

Class B Shares

  Average Annual Total Return
     1 Year        Life of Fund
+10.97%/+10.50%   +4.27%/+3.74%

10/4/93  10000    10000
9/30/94  8921     10368
9/30/95  9631     13448
9/30/96  11334    16181

Class C Shares

  Average Annual Total Return
     1 Year        Life of Fund
+17.09%/+16.63%   +6.22%/+5.67%

10/4/93  10000    10000
9/30/94  9005     10368
9/30/95  10230    13448
9/30/96  11979    16181

Class D Shares

  Average Annual Total Return
     1 Year        Life of Fund
+14.87%/+14.40%   +5.15%/+4.63%

10/4/93  10000    10000
9/30/94  8921     10368
9/30/95  10031    13448
9/30/96  11623    16181

                        STATE STREET RESEARCH AURORA FUND
                                   a series of
                       STATE STREET RESEARCH CAPITAL TRUST

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 1997

                                TABLE OF CONTENTS
                                                                            Page
INVESTMENT POLICIES AND RESTRICTIONS                                           2

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES                5

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS                               12

TRUSTEES AND OFFICERS                                                         19

INVESTMENT ADVISORY SERVICES                                                  23

PURCHASE AND REDEMPTION OF SHARES                                             24

NET ASSET VALUE                                                               26

PORTFOLIO TRANSACTIONS                                                        27

CERTAIN TAX MATTERS                                                           30

DISTRIBUTION OF SHARES OF THE FUND                                            32

CALCULATION OF PERFORMANCE DATA                                               35

CUSTODIAN                                                                     37

INDEPENDENT ACCOUNTS                                                          37

FINANCIAL STATEMENTS                                                          37


         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Aurora Fund, dated February 1, 1997, which may be obtained without charge from the offices of State Street Research Capital Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.




CONTROL NUMBER:  1285R-960201(0397)SSR-LD                          SCV-879D-296

                      INVESTMENT POLICIES AND RESTRICTIONS

         As set forth in part under "The Fund's Investments" and "Limiting Investment Risk" in the Fund's Prospectus, the Fund has adopted certain investment restrictions.

         The fundamental and nonfundamental policies of the Fund do not apply to any matters involving the issuance of multiple classes of shares of the Fund or the creation or use of a structure allowing the Fund to invest substantially all its assets in a related collective investment vehicle for similar funds or allowing the Fund to serve as such a collective investment vehicle for other similar funds, to the extent permitted by law and regulatory authorities.

         All of the Fund's fundamental investment restrictions are set forth below. These fundamental investment restrictions may not be changed except by the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is the Fund's policy:

         (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

         (2) not to issue senior securities as defined in the 1940 Act, except as permitted by that Act and the rules thereunder or as permitted by the Securities and Exchange Commission (the creation of general liens or security interests under normal brokerage arrangements for transactions in portfolio assets are not deemed to involve the issuance of senior securities);

         (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and
                  (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws;

         (4) not to purchase fee simple interests in real estate unless acquired as a result of ownership of securities or other instruments, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which make real estate loans or own, or invest or deal in, real estate;


         (5) not to invest in physical commodities or physical commodity contracts in excess of 10% of the Fund's total assets, except that investments in essentially financial items such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices and currencies shall not be deemed investments in commodities or commodities contracts;


         (6) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

         (7) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry [for purposes of this restriction, (a) utilities may be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies may each be deemed in a separate industry, (b) oil and oil related companies may be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies may each be deemed in a separate industry,
                  (c) finance companies may be classified according to the industries of their parent companies, and (d) securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations (including repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations) may be excluded]; and

         (8) not to borrow money, including reverse repurchase agreements in so far as such agreements may be regarded as borrowings, except for borrowings not in an amount in excess of 33-1/3% of the value of its total assets.


         The following nonfundamental investment restrictions may be changed without shareholder approval. Under these restrictions, it is the Fund's policy:

         (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

         (2) not to invest more than 15% of its net assets in restricted securities of all types (including not more than 5% of its net assets in restricted securities which are not eligible for resale pursuant to Rule 144A, Regulation S or other exemptive provisions under the Securities Act of 1933);

         (3) not to invest more than 5% of its total assets in securities of private issuers including predecessors with less than three years' continuous operations (except (a) securities guaranteed or backed by an affiliate of the issuer with three years of continuous operations, (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a mixed-ownership Government corporation, (c) securities of issuers with debt securities rated at least "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investor's Service, Inc. or equivalent by any other nationally recognized statistical rating organization, or securities of issuers considered by the Investment Manager to be equivalent, (d) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors, and (e) securities which generate income which is exempt from local, state or federal taxes); provided that the Fund may invest up to 15% in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule 144A, Regulation S or other exemptive provisions as noted above) do not exceed 15% of the Fund's total assets;

         (4) not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures on securities, securities indices and currencies;

         (5) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box" (as a matter of current operating policy, the Fund will not make short sales or maintain a short position unless not more than 5% of the Fund's net assets (taken at current value) are held as collateral for such sales at any time; and for the purpose of this restriction, escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures, options and forward commitments are not deemed to involve the use of margin);

         (6) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange;

         (7) not to purchase or retain any security of an issuer if those of its officers and Trustees and officers and directors of its investment adviser who individually own more than 1/2 of 1% of the securities of such issuer, when combined, own more than 5% of the securities of such issuer taken at market;

         (8) not to invest directly as a joint venturer or general partner in oil, gas or other mineral exploration or development joint ventures or general partnerships (provided that the Fund may invest in securities issued by companies which invest in or sponsor such programs and in securities indexed to the price of oil, gas or other minerals);

         (9) not to invest in warrants in excess of 5% of the value, at the lower of cost or market, of its net assets, provided that warrants not listed on the New York or American Stock Exchange shall be further limited to 2% of the Fund's net assets (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value); and

         (10) not to purchase any security while borrowings, including reverse repurchase agreements, representing more than 5% of the Fund's total assets are outstanding.

         Compliance with the above nonfundamental investment restrictions (1) and (2) will be determined independently.

                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

         Among other investments described below, the Fund may buy and sell domestic and foreign options, futures contracts, and options on futures contracts, with respect to securities, securities indices, and currencies, and may enter into closing transactions with respect to each of the foregoing, and invest in other derivatives, under circumstances in which such instruments and techniques are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the investment objective of the Fund. The Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Futures Contracts

         Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities, currencies or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

         The purchase of a futures contract on securities or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

         Futures contracts will be executed primarily (a) to establish a short position, and thus protect the Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities or currencies which the Fund intends to purchase. Subject to the limitations described below, the Fund may also enter into futures contracts for purposes of enhancing return. In transactions establishing a long position in a futures contract, money market instruments equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.

Options on Securities

         The Fund may use options on securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

         Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices

         The Fund may engage in transactions in call and put options on securities indices. For example, the Fund may purchase put options on indices of securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result.

         Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on securities or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options, the Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, the Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy

         A basic option strategy for protecting the Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by the Fund -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

         A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by the Fund, money market instruments equal to the aggregate exercise price of the options will be identified by the Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity

         The Fund will engage in transactions in futures contracts or options as a hedge against changes resulting from market conditions which produce changes in the values of their securities or the securities which it intends to purchase (e.g., to replace portfolio securities which will mature in the near future) and, subject to the limitations described below, to enhance return. The Fund will not purchase any futures contract or purchase any call option if, immediately thereafter, more than one third of the Fund's net assets would be represented by long futures contracts or call options. The Fund will not write a covered call or put option if, immediately thereafter, the aggregate value of the assets (securities in the case of written calls and cash or cash equivalents in the case of written puts) underlying all such options, determined as of the dates such options were written, would exceed 25% of that Fund's net assets. The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.

         Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its securities and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Foreign Investments

         To the extent the Fund invests in securities of issuers in less developed countries or emerging foreign markets, it will be subject to a variety of additional risks, including risks associated with political instability, economies based on relatively few industries, lesser market liquidity, high rates of inflation, significant price volatility of portfolio holdings and high levels of external debt in the relevant country.

         Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in the local markets.

Currency Transactions

         The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Repurchase Agreements

         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with other illiquid securities will be limited to 15% of the Fund's net assets. Currently, the Fund does not expect to invest more than 5% of its net assets in repurchase agreements.


Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements. However, the Fund has no present intention of engaging in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

When-Issued Securities

         The Fund may purchase "when-issued" equity securities, which are traded on a price basis prior to actual issuance. Currently, the Fund does not expect to invest more than 5% of its net assets in when-issued securities. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends on equity securities are not payable. No income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities fall below the price committed to prior to the actual issuance. The Trust's custodian will establish a segregated account for the Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Rule 144A Securities

         The Fund may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.

Indexed Securities

         The Fund may purchase securities the value of which is indexed to interest rates, foreign currencies and various indices and financial indicators. These securities are generally short- to intermediate-term debt securities. The interest rates or values at maturity fluctuate with the index to which they are connected and may be more volatile than such index.

Swap Arrangements

         The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a part of the Fund's portfolio. However, the Fund may enter into such arrangements for income purposes to the extent permitted by the CFTC for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Industry Classifications



         In determining how much of the Fund's portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing will be classified according to the industries of their parent companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes private pools of nongovernment backed mortgages.

Basic Industries              Consumer Staple            Science & Technology
----------------              ---------------            --------------------
Chemical                      Business Service           Aerospace
Diversified                   Container                  Computer Software
Electrical Equipment          Drug                        & Service
Forest Products               Food & Beverage            Electronic Components
Machinery                     Hospital Supply            Electronic Equipment
Metal & Mining                Personal Care              Office Equipment
Railroad                      Printing & Publishing
Truckers                      Tobacco

Utility                       Energy                     Consumer Cyclical
Electric                      Oil Refining and           Airline
Gas                             Marketing                Automotive
Gas Transmission              Oil Production             Building
Telephone                     Oil Service                Hotel & Restaurant
                                                         Photography
Other                         Finance                    Recreation
Trust Certificates --         Bank                       Retail Trade
  Government Related Lending  Financial Service          Textile & Apparel
Asset-backed--Mortgages       Insurance
Asset-backed--Credit
  Card Receivables




                 DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

         As indicated in the Fund's Prospectus, the Fund may invest in long-term and short-term debt securities. The Fund may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of the Investment Manager, such a position is more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Fund may invest are described below.

U.S. Government and Related Securities

         U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

         [bullet] direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

         [bullet] obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

         [bullet] obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

Rating Categories of Debt Securities

         Set forth below is a description of corporate bond and debenture ratings of Standard & Poor's Corporation ("S&P"):

         AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

         C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI: The rating CI is reserved for income bonds on which no interest is being paid.

         D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only (IO) and principal only (PO) mortgage securities.

         Set forth below is a description of corporate bond and debenture ratings of Moody's Investors Service, Inc. ("Moody's"):

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

Risk Factors of Lower Quality Debt Securities

         Lower quality debt securities generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Further, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. Risks of lower quality debt securities, commonly known as "junk bonds," include (i) limited liquidity and secondary market support; (ii) substantial market price volatility resulting from changes in prevailing interest rates and/or investor perceptions; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates when the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; (v) the possibility that earnings of the issuer may be insufficient to meet its debt service; and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn.

Bank Money Investments

         Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

Short-Term Corporate Debt Instruments

         Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

Commercial Paper Ratings

         Commercial paper investments at the time of purchase will be rated A by S&P or Prime by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least A by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least A by S&P or by Moody's.

         Commercial paper rated A (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

         In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

                              TRUSTEES AND OFFICERS



         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

         *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 58. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Bennett's other principal business affiliation is Director, State Street Research Investment Services, Inc.

         *+Jesus A. Cabrera, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 35. His principal occupation is Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President at First Chicago Investment Management Company.

         *+Michael Carmen, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 35. His principal occupation is Vice President of State Street Research & Management Company. During the past five years he has also served as a portfolio manager at Montgomery Asset Management, and as an analyst at State Street Research & Management Company.

         *+Rudolph K. Kluiber, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 37. His principal occupation is Vice President of State Street Research & Management Company. During the past five years he has also served as an analyst for State Street Research & Management Company.

         *+Frederick R. Kobrick, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 53. His principal occupation during the past five years has been Senior Vice President of State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

         +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 70. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.




-----------------------------

*   or + See footnotes on page 21.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 45. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

         *+Francis J. McNamara, III serves as Secretary and General Counsel of the Trust. He is 41. His principal occupation is Executive Vice President, General Counsel and Secretary of the Investment Manager. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 64. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173, serves as Trustee of the Trust. He is 72. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 58. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
59. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.






-----------------------------

*   or + See footnotes on page 21.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 54. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he has also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer and Director of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc. and until February, 1996 prior positions as President and Chief Executive Officer.

         +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 72. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

         *+James M. Weiss, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 50. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as President and Chief Investment Officer of IDS Advisory Group, Inc. and as Senior Vice President of Stein, Roe & Farnham.



----------------------------

* These Trustees and/or officers are or may be deemed to be interested persons of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.


+ Serves as a Trustee and/or officer of one or more of the following investment companies, each of which has an advisory or distribution relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         As of December 31, 1996, the Trustees and principal officers of the Trust as a group owned approximately 47.2% of the outstanding Class A shares of the Fund and owned none of the Fund's Class B, Class C or Class D shares.

         As of December 31, 1996, the following entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Fund as set forth beside their names:

                           Shareholder                             %

Class A                    D. O. Morton and L. Morton            40.0
                           Metropolitan Life                     17.5
                           D. L. Swanson                          6.9
Class B                    Metropolitan Life                     99.8
Class C                    Metropolitan Life                     99.9
Class D                    Metropolitan Life                     99.8



         The full name and address of the above entities are as follows:


D. O. Morton and L. Morton
c/o State Street Research
 Shareholder Services
One Financial Center
Boston, MA  02111

Metropolitan Life Insurance Company
One Madison Avenue
New York, NY  10010

D. L. Swanson
c/o State Street Research
 Shareholder Services
One Financial Center
Boston, MA  02111


--------------------
         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

     The Trustees were compensated as follows:

                                                                      Total
                                                                  Compensation
                                        Aggregate                From Trust and
                                      Compensation                Complex Paid
     Name of Trustee                 From Trust (a)              to Trustees (b)

Edward M. Lamont                         $  7,800                  $  59,375
Robert A. Lawrence                       $  7,800                  $  92,125
Dean O. Morton                           $  8,400                  $  96,125
Thomas L. Phillips                       $  7,800                  $  59,375
Toby Rosenblatt                          $  7,800                  $  59,375
Michael S. Scott Morton                  $  9,000                  $ 100,325
Ralph F. Verni                           $      0                  $       0
Jeptha H. Wade                           $  8,400                  $  63,375



---------------------------
(a) For the Fund's fiscal year ended September 30, 1996. Includes compensation from multiple Series of the Trust. See "Distribution of Shares" for a listing of series.

(b) Includes compensation on behalf of 31 Funds representing all series of investment companies for which the Investment Manager serves as the primary investment adviser, series of Metropolitan Series Fund, Inc. for which the Investment Manager serves as sub-investment adviser, and series of, State Street Research Portfolios, Inc. for which State Street Research
     Investment Services, Inc. serves as distributor. "Total Compensation from Trust and Complex Paid to Trustees" is for the 12 months ended December
     31, 1996. The Trust does not provide any pension or retirement benefits for the Trustees.



                          INVESTMENT ADVISORY SERVICES

     State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, suitable office space and facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly-owned subsidiary of Metropolitan.


     The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund, as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.85% of the net assets of the Fund. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. For the period February 13, 1995 (commencement of operations) through September 30, 1995 and for the fiscal year ended September 30, 1996, the Fund's investment advisory fee prior to the assumption of fees or expenses was $30,298 and $62,107, respectively. For the same period, the voluntary reduction of fees of assumption of expenses amounted to $80,022 and $187,754, respectively.



     The Advisory Agreement provides that it shall continue in effect with respect to the Fund for a period of two years after its initial effectiveness and will continue from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

     Under a Funds Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administration services for the Trust, such as assistance in determining the daily net asset value of shares of series of the Trust and in preparing various reports required by regulations.

     Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which the Fund's shares may be purchased.

     Under the Code of Ethics of the Investment Manager, its employees in Boston, where investment management operations are conducted, are only permitted to engage in personal securities transactions in accordance with certain conditions relating to an employee's position, the identity of the security, the timing of the transactions, and similar factors. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Investment Manager.


                        PURCHASE AND REDEMPTION OF SHARES

     Shares of the Fund are distributed by the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

Public Offering Price

     The public offering price for each class of shares of the Fund is based on their net asset value determined as of the close of the NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

Reduced Sales Charges

     For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

     Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

     An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Funds and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances.

     A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

     Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

Class C Shares


     Class C shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants (currently a minimum of 100 eligible employees), service arrangements, or similar factors; insurance companies; investment companies; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10,000,000); and similar institutional investors.


Reorganizations

     In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, as amended, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

Redemptions

     The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

                                 NET ASSET VALUE

     The net asset values of the shares of the Fund are determined once daily as of the close of the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

     In determining the values of portfolio assets as provided below, the Trustees utilize one or more pricing services to value certain securities for which market quotations are not readily available on a daily basis. Most debt securities are valued on the basis of data provided by such pricing services. The pricing services may provide prices determined as of times prior to the close of the NYSE.

     In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers' NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees..

     Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover


     The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Fund reserves full freedom with respect to portfolio turnover, as described in the Prospectus. The portfolio turnover rate for the period February 13, 1995 (commencement of operations) through September 30, 1995 and for the fiscal year ended September 30, 1996 was 47.34% and 124.79%, respectively.

Brokerage Allocation


         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases, including those used for portfolio analysis and modeling; and portfolio evaluation services and relative performance of accounts.

         Certain nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers. The Investment Manager has an investment of less than ten percent of the outstanding equity of one such third party which provides portfolio analysis and modeling and other research and investment decision-making services integrated into a trading system developed and licensed by the third party to others. The Investment Manager could be said to benefit indirectly if in the future it allocates brokerage to a broker-dealer who in turn pays this third party for services to be provided to the Investment Manager.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Some services may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and is therefore paid directly by the Investment Manager.

Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

         The Investment Manager has no fixed agreements or understanding with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher that that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Act of 1934, to the extent applicable. Brokerage commissions paid by the Fund in secondary trading during the period February 13, 1995 (commencement of operations) through September 30, 1995 and for the fiscal year ended September 30, 1996 amounted to approximately $15,000 and $20,000 respectively. During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling concessions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

     When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions.

Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.


                              CERTAIN TAX MATTERS

Federal Income Taxation of the Fund -- In General

     The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities, (ii) options, futures, or forward contracts (other than options, futures or forward contracts on foreign currencies), or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements; and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).

     The 30% test will limit the extent to which the Fund may sell securities held for less than three months, write options which expire in less than three months, and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date.) Finally, as discussed below, this requirement may also limit investments by the Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

     If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of such Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

     The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments

     Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

     Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

     Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders

     Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

     Distributions by the Fund can result in a reduction in the fair market value of such Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.


                       DISTRIBUTION OF SHARES OF THE FUND


     State Street Research Capital Trust is currently comprised of the following series: State Street Research Capital Fund, State Street Research Emerging Growth Fund (formerly, State Street Research Small Capitalization Growth Fund) and State Street Research Aurora Fund (formerly, State Street Research Small Capitalization Value Fund). The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class.

     The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the period February 13, 1995 (commencement of operations) through September 30, 1995 and for the fiscal year ended September 30, 1996, total sales charges on Class A shares paid to the Distributor amounted to $642 and $449, respectively. For the same periods the Distributor retained $74 and $49, respectively, after reallowance of concessions to dealers.


     The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements and managed fee-based programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reduction in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.


     On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value. For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B or Class D shares of the Fund and paid initial commissions to securities dealers for sales of such shares as follows:

                                               February 13, 1995
                                           (Commencement of Operations)
                 Fiscal Year Ended           through Period Ended
                 September 30, 1996           September 30, 1995
           ----------------------------   -----------------------------
            Contingent      Commissions    Contingent     Commissions
             Deferred         Paid          Deferred          Paid
           Sales Charges    to Dealers    Sales Charges    to Dealers
           -------------    ----------    -------------    ----------
Class A         $ 0            $ 400           $ 0         $   568
Class B         $ 0            $   0           $ 0         $ 4,008
Class D         $ 0            $   0           $ 0         $ 1,002


     The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.


     The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Fund for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Fund held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Fund. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.

     For the fiscal year ended September 30, 1996, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                       Class A       Class B      Class D

Advertising                            $1,370        $  249        $  249

Printing and mailing of
prospectuses to other
than current shareholders                 530            97            97

Compensation to dealers                     0             0             0

Compensation to
sales personnel                         2,400           437           437

Interest                                    0             0             0

Carrying or other
financing charges                           0             0             0

Other expenses:
marketing; general                      3,156           574           574
                                       ------        ------       -------

Total fees                             $7,456        $1,357        $1,357
                                       ======        ======       =======


The Distributor may also use additional resources of its own for further expenses on behalf of the Fund.

     No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

     To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.


                         CALCULATION OF PERFORMANCE DATA

     The average annual total return ("standard total return") of the Class A, Class B, Class C and Class D shares of the Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund.

     The Fund's performance is shown below, and where noted, reflects the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "Accrued Expenses" later in this section.

Total Return


     The standard total return of each class of the Fund's shares were as follows:






            Commencement of Operations
               (February 13, 1995) to                One Year Ended
                 September 30, 1996                September 30, 1996
                --------------------                --------------------

           With Subsidy   Without Subsidy    With Subsidy     Without Subsidy
           ------------   ---------------    ------------     ---------------

Class A       33.28%          31.28%            37.16%            35.00%
Class B       34.04%          31.55%            37.52%            35.26%
Class C       37.43%          34.89%            43.95%            41.68%
Class D       35.56%          33.03%            41.52%            39.26%

     Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:


                    P(1+T)(n)  = ERV

     Where:  P    = a hypothetical initial payment of $1,000

             T    = average annual total return

             n    = number of years

             ERV  = ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

     The calculation is based on the further assumptions that the maximum initial or contingent deferred sales charge applicable to the investment is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses are also taken into account as described later herein.

Accrued Expenses

     Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

     Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses relating to the Fund, during the subject period. In the absence of such subsidization, the performance of the Fund will be lower.

Nonstandardized Total Return


     The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before and at the time of commencement of such Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000 or ending value. For example, the nonstandardized total returns for the six months ended September 30, 1996 without taking sales charges into account, were as follows:

                    With Subsidy     Without Subsidy
                    ------------     ---------------
     Class A           43.63%           41.36%
     Class B           42.52%           40.26%
     Class C           43.95%           41.68%
     Class D           42.52%           40.26%



                                    CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.


                             INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as the Trust's independent accountants, providing professional services including (1) audits of the Fund's annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Fund.


                              FINANCIAL STATEMENTS

     In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time and holders of record may request a copy of a current supplementary report, if any, by calling State Street Research Shareholder Services.


     The following financial statements of State Street Research Small Capitalization Value Fund are for the fiscal year ended September 30, 1996. State Street Research Small Capitalization Value Fund changed its name to "State Street Research Aurora Fund" in December 1996.

State Street Research Small Capitalization Value Fund

Investment Portfolio

September 30, 1996
                                                          Value
                                              Shares     (Note 1)
 ------------------------------------------- --------  -------------
COMMON STOCKS 98.4%
Basic Industries 26.6%
Chemical 2.9%
Applied Extrusion Technologies Inc.*           3,000    $   27,375
Cambrex Corp.                                  2,250        76,219
McWhorter Technologies Inc.*                   2,000        39,000
Mississippi Chemical Corp.                     4,500       105,187
Triple S Plastics Inc.*                        3,000        16,125
                                                       -------------
                                                           263,906
                                                       -------------
Diversified 4.0%
Alltrista Corp.*                               1,000        21,250
Apogee Enterprises Inc.                          500        17,500
Commercial Intertech Corp.                     3,500        40,250
Noel Group Inc.*                              15,000       114,375
Photran Corp.*                                 6,000        36,750
Quixote Corp.                                 10,000        75,000
Triton Group Ltd.                              5,600         3,850
Zero Corp.                                     3,300        62,700
                                                       -------------
                                                           371,675
                                                       -------------
Electrical Equipment 1.4%
Keystone Consolidated Industries Inc.*        11,198        92,379
TB Wood's Corp.                                4,000        34,000
                                                       -------------
                                                           126,379
                                                       -------------
Forest Product 1.3%
Gaylord Container Corp. Wts.*                 13,500        98,719
Greenstone Industrial Inc.*                    5,000        23,750
                                                       -------------
                                                           122,469
                                                       -------------
Machinery 5.6%
Arden Industrial Products Inc.*                8,000        39,000
Cuno Inc.*                                     3,500        54,250
Gelman Sciences Inc.*                          1,500        42,188
Greenfield Industrial Inc.                     1,500        36,000
Hardinge Inc.                                  1,000        24,000
Inter-City Products Corp.*                    10,000        30,000
Memtec Ltd. ADR*                               1,500        42,000
Penn Engineering & Manufacturing Corp.         3,500        61,250
Pfeiffer Vacuum Technology AG*                 7,500       115,312
Rofin-Sinar Technologies Inc.*                 5,000        54,375
Specialty Equipment Companies Inc.*            1,000        13,250
                                                       -------------
                                                           511,625
                                                       -------------
Metal & Mining 10.8%
Carbide / Graphite Group Inc.*                15,000    $  275,625
Chase Brass Industries Inc.*                   6,000       104,250
Easco Inc.                                    15,000        75,000
Encore Wire Corp.*                             1,000        14,625
Interlake Corp.*                              15,000        65,625
Maxxam Inc.*                                   1,000        44,250
N.N. Ball and Roller Inc.                      3,000        42,000
Sinter Metals Inc. Cl. A*                      5,000       100,000
Sunshine Mining Co.                           22,310        25,099
Webco Industries Inc.*                        25,000       146,875
Wyman-Gordon Co.*                              4,500       102,937
                                                       -------------
                                                           996,286
                                                       -------------
Railroad 0.6%
Genesee & Wyoming Inc. Cl. A*                    800        21,800
Westinghouse Air Brake Co.                     3,000        33,750
                                                       -------------
                                                            55,550
                                                       -------------
Total Basic Industries                                   2,447,890
                                                       -------------
Consumer Cyclical 29.6%
Automotive 8.0%
Borg Warner Automotive Inc.                    3,000       106,500
Defiance Inc.                                 20,000       130,000
Dura Automotive Systems Inc. Cl. A*              200         3,725
Exide Corp.                                    3,500        90,563
Federal-Mogul Corp.                            8,000       169,000
Motorcar Parts & Accessories Inc.*             2,000        26,500
Strattec Security Corp.*                       1,000        14,500
TransPro Inc.                                 10,000        80,000
Wescast Industries Inc. Cl. A                  6,000       114,000
                                                       -------------
                                                           734,788
                                                       -------------
Building 8.5%
Belmont Homes Inc.*                            3,000        75,750
Cameron Ashley Inc.*                           8,500       107,312
Castle & Cooke Inc.*                           4,500        74,250
Centex Construction Products Inc.              7,500       120,000
Dayton Superior Corp. Cl. A*                   5,000        61,875
Falcon Building Products Inc. Cl. A*           7,200        93,600
Miles Homes Inc.*                             10,000        17,500
Nortek Inc.*                                  11,000       151,250
Simpson Manufacturing Inc.*                    4,000        80,000
                                                       -------------
                                                           781,537
                                                       -------------

The accompanying notes are an integral part of the financial statements.

State Street Research Small Capitalization Value Fund

                                                          Value
                                              Shares     (Note 1)
 ------------------------------------------- --------  -------------
Hotel & Restaurant 1.1%
Primadonna Resorts Inc.*                       5,500    $  100,375
                                                       -------------
Recreation 5.4%
All American Communications Inc. Cl. B*        8,000        68,000
AMC Entertainment Inc.*                        1,500        23,437
Bacou USA Inc.*                                3,500        59,500
Cineplex Odeon Corp.*                         44,300        66,450
Granite Broadcasting Co.*                      5,000        71,250
HMG Worldwide Corp.*                          27,000        33,750
Rockshox Inc.*                                 7,000       105,000
Safety 1st, Inc.*                              1,500        13,313
Silver King Communications Inc.*               1,400        32,900
Steinway Musical Instruments Inc.*             1,500        25,125
                                                       -------------
                                                           498,725
                                                       -------------
Retail Trade 5.0%
99 Cents Only Stores Co.*                      4,000        56,000
Cole National Corp. Cl. A*                     4,500       104,062
Finlay Enterprises Inc.*                       4,000        50,000
Hanover Direct Inc.*                          30,200        28,313
Krause's Furniture Inc.*                      24,200        30,250
Little Switzerland Inc.*                      16,000        69,000
TBC Corp.*                                     7,000        44,625
York Group Inc.*                               5,000        80,000
                                                       -------------
                                                           462,250
                                                       -------------
Textile & Apparel 1.6%
Chic by H.I.S. Inc.*                          19,000        83,125
Marisa Christina Inc.*                         5,500        50,875
Tag Heuer International SA ADR*                  600        11,850
                                                       -------------
                                                           145,850
                                                       -------------
Total Consumer Cyclical                                  2,723,525
                                                       -------------
Consumer Staple 25.0%
Business Service 15.2%
Abacus Direct Corp.*                           8,000       168,000
American Residential Services Inc.*            5,000        95,625
Carriage Services Inc. Cl. A*                  4,200        80,850
Data Documents Inc.*                          11,000       119,625
Lamar Advertising Co. Cl. A*                   3,000       124,500
Protection One Inc.*                           6,000        75,750
Rental Service Corp.*                          4,500        97,313
RMH Teleservices Inc.*                         6,000        88,500
Scanforms Inc.*                                  700         3,806
Staffing Resources Inc.*                       6,500       139,750
Staffmark Inc.*                                9,900       139,837
Business Service (cont'd)
Strayer Education Inc.*                        4,000    $   65,500
Triad Systems Corp.*                          16,000        86,000
Universal Outdoor Holdings Inc.*               3,000       108,000
                                                       -------------
                                                         1,393,056
                                                       -------------
Container 2.6%
Continental Can Company Inc.*                  3,000        38,250
Lufkin Industries Inc.                         2,000        41,500
Rock-Tenn Co. Cl. A                            2,500        50,625
U.S. Can Corp.*                                6,500       104,813
                                                       -------------
                                                           235,188
                                                       -------------
Drug 0.8%
ImmuLogic Pharmaceutical Corp.*                5,000        40,625
Martek Biosciences Corp.*                      1,500        37,500
                                                       -------------
                                                            78,125
                                                       -------------
Food & Beverage 1.3%
Garden Fresh Restaurant Corp*                  2,000        19,500
Northland Cranberries Inc. Cl. A               4,000        68,000
Robert Mondavi Corp. Cl. A*                    1,000        32,750
                                                       -------------
                                                           120,250
                                                       -------------
Hospital Supply 4.1%
Arrow International Inc.                       1,000        34,500
Fusion Medical Technologies Inc.*              9,000        90,000
General Surgical Innovations Inc.*             3,000        33,000
Imagyn Medical Inc.*                           3,000        32,250
Invivo Corp.*                                 16,000       168,000
Sunrise Medical Inc.*                          1,000        15,875
                                                       -------------
                                                           373,625
                                                       -------------
Printing & Publishing 0.2%
Katz Media Group Inc.*                         2,000        17,750
                                                       -------------
Tobacco 0.8%
Dimon Inc.                                     3,000        57,375
Schweitzer-Mauduit International Inc.            500        16,750
                                                       -------------
                                                            74,125
                                                       -------------
Total Consumer Staple                                    2,292,119
                                                       -------------
Energy 7.0%
Oil 3.2%
Crystal Oil Co.*                               3,800       136,800
Gerrity Oil & Gas Corp. Cv. Pfd.               8,000       112,000
Optima Petroleum Corp.*                       15,000        49,688
                                                       -------------
                                                           298,488
                                                       -------------

The accompanying notes are an integral part of the financial statements.

State Street Research Small Capitalization Value Fund

                                                          Value
                                              Shares     (Note 1)
 ------------------------------------------- --------  -------------
Oil Service 3.8%
Atwood Oceanics Inc.*                          3,600    $  158,400
Ensco International Inc.*                      1,087        35,327
Patterson Energy, Inc.*                        4,332        75,810
Timber/Sharp Drilling Inc.*                    7,000        77,875
                                                       -------------
                                                           347,412
                                                       -------------
Total Energy                                               645,900
                                                       -------------
Finance 3.9%
Bank 1.1%
AMBANC Holding Co. Inc.*                       6,000        63,375
Ambase Corp.*                                 10,000        17,300
Meritor Savings Bank*                         10,000        17,188
                                                       -------------
                                                            97,863
                                                       -------------
Financial Service 2.8%
First Enterprise Financial Group*              5,000        50,000
Gentra Inc.*                                  12,000        17,267
Hawthorne Financial Corp.*                    10,000        72,500
Midland Financial Group Inc.                   2,000        19,000
Union Acceptance Corp. Cl. A*                  2,000        38,500
Willis Lease Finance Corp.*                    6,800        62,900
                                                       -------------
                                                           260,167
                                                       -------------
Total Finance                                              358,030
                                                       -------------
Science & Technology 4.1%
Computer Software & Service 3.5%
AlphaNet Solutions Inc.*                       2,000        19,000
Computervision Corp.*                          6,000        52,500
Dataware Technologies Inc.*                    3,000        11,250
Document Sciences Corp.*                       3,000        37,875
Information Storage Devices Inc.*              3,000        21,000
MAI Systems Corp.*                             4,000        34,000
Phoenix International Inc.*                    4,000        70,000
Technology Modeling Associates Inc.*           3,500        45,500
Walsh International Inc.*                      3,000        30,000
                                                       -------------
                                                           321,125
                                                       -------------
Electronic Components 0.6%
Augat Inc.                                     2,500        53,125
                                                       -------------
Electronic Equipment 0.0%
Advanced Fibre Communications, Inc.*             100         2,500
                                                       -------------
Total Science & Technology                                 376,750
                                                       -------------
Utility 2.2%
Natural Gas 1.6%
TransTexas Gas Corp.*                         12,500    $  143,750
                                                       -------------
Telephone 0.6%
Lightbridge Inc.*                              5,000        58,750
                                                       -------------
Total Utility                                              202,500
                                                       -------------
Total Common Stocks (Cost $7,735,340)                    9,046,714
                                                       -------------

                                    Principal    Maturity
                                     Amount        Date
 --------------------------------- ----------- -------------  -------------
SHORT-TERM OBLIGATIONS 1.5%
Ford Motor Credit Co., 5.15%        $136,000    10/02/1996       136,000
                                                              -------------
Total Short-Term Obligations (Cost $136,000)                     136,000
                                                              -------------
Total Investments (Cost $7,871,340)--99.9%                     9,182,714
Cash and Other Assets, Less Liabilities--0.1%                      8,928
                                                              -------------
Net Assets--100.0%                                            $9,191,642
                                                              =============

Federal Income Tax Information:

At September 30, 1996, the net unrealized appreciation of
  investments based on cost for Federal income tax purposes
  of $7,871,340 was as follows:
Aggregate gross unrealized appreciation for all investments
  in which there is an excess of value over tax cost          $1,748,030
Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value            (436,656)
                                                              -------------
                                                              $1,311,374
                                                              =============

--------------------------------------------------------------------------
* Nonincome-producing securities
  ADR stands for American Depositary Receipt, representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

State Street Research Small Capitalization Value Fund

Statement of Assets and Liabilities
September 30, 1996

Assets
Investments, at value (Cost $7,871,340) (Note 1)            $9,182,714
Cash                                                           135,942
Receivable for securities sold                                 333,231
Receivable from Distributor (Note 3)                            27,999
Dividends and interest receivable                                  928
Deferred organization costs and other assets (Note 1)           37,660
                                                           -------------
                                                             9,718,474
Liabilities
Payable for securities purchased                               456,605
Accrued transfer agent and shareholder services (Note 2)        19,066
Accrued management fee (Note 2)                                  5,897
Accrued trustees' fees (Note 2)                                  4,952
Accrued distribution and service fees (Note 5)                     452
Other accrued expenses                                          39,860
                                                           -------------
                                                               526,832
                                                           -------------
Net Assets                                                  $9,191,642
                                                           =============
Net Assets consist of:
 Unrealized appreciation of investments                     $1,311,374
 Accumulated net realized gain                               1,928,878
 Shares of beneficial interest                               5,951,390
                                                           -------------
                                                            $9,191,642
                                                           =============
Net Asset Value and redemption price per share of Class A
  shares ($1,109,903 / 73,305 shares of beneficial
  interest)                                                       $15.14
                                                           =============
Maximum Offering Price per share of Class A shares
  ($15.14 / .955)                                                 $15.85
                                                           =============
Net Asset Value and offering price per share of Class B
  shares ($165,044 / 10,991 shares of beneficial
  interest)*                                                      $15.02
                                                           =============
Net Asset Value, offering price and redemption price per
  share of Class C shares ($7,751,651 / 510,530 shares of
  beneficial interest)                                            $15.18
                                                           =============
Net Asset Value and offering price per share of Class D
  shares ($165,044 / 10,991 shares of beneficial
  interest)*                                                      $15.02
                                                           =============

* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
For the year ended September 30, 1996

Investment Income
Dividends, net of foreign taxes of $72                      $   55,733
Interest                                                         4,549
                                                           ------------
                                                                60,282
Expenses
Management fee (Note 2)                                         62,107
Custodian fee                                                   75,663
Transfer agent and shareholder services (Note 2)                44,793
Registration fees                                               23,046
Audit fee                                                       15,343
Amortization of organization costs (Note 1)                     14,595
Reports to shareholders                                         13,510
Trustees' fees (Note 2)                                         11,049
Legal fees                                                       7,376
Service fee--Class A (Note 5)                                    7,456
Distribution and service fees--Class B (Note 5)                  1,357
Distribution and service fees--Class D (Note 5)                  1,357
Miscellaneous                                                    8,396
                                                           ------------
                                                               286,048
Expenses borne by the Distributor (Note 3)                    (187,754)
                                                           ------------
                                                                98,294
                                                           ------------
Net investment loss                                            (38,012)
                                                           ------------

Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 3)             1,978,638
Net unrealized appreciation of investments                     774,969
                                                           ------------
Net gain on investments                                      2,753,607
                                                           ------------
Net increase in net assets resulting from operations        $2,715,595
                                                           ============

The accompanying notes are an integral part of the financial statements.

State Street Research Small Capitalization Value Fund

Statement of Changes in Net Assets
                                                February 13, 1995
                                                 (Commencement of
                               Year ended         Operations) to
                           September 30, 1996   September 30, 1995
-------------------------  ------------------- --------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income
  (loss)                       $  (38,012)          $   36,497
Net realized gain on
  investments*                  1,978,638              275,486
Net unrealized
  appreciation of
  investments                     774,969              536,405
Net increase resulting
  from operations               2,715,595              848,388
Dividend from net
  investment income:
 Class A                          (46,536)                  --
 Class B                             (430)                  --
 Class C                           (1,112)                  --
 Class D                             (430)                  --
                               -----------          -----------
                                  (48,508)                  --
                               -----------          -----------
Distribution from net
  realized gains:
 Class A                         (259,563)                  --
 Class B                           (5,268)                  --
 Class C                           (5,268)                  --
 Class D                           (5,268)                  --
                               -----------          -----------
                                 (275,367)                  --
                               -----------          -----------
Net increase from fund
  share transactions
  (Note 6)                        668,649            5,282,885
                               -----------          -----------
Total increase in net
  assets                        3,060,369            6,131,273

Net Assets
Beginning of year               6,131,273                   --
                               -----------          -----------
End of year (including
  undistributed net
  investment income of $0
  and $36,497,
  respectively)                $9,191,642           $6,131,273
                               ===========          ===========
* Net realized gain for
  Federal income tax
  purposes (Note 1)            $1,940,770           $  275,486
                               ===========          ===========

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
September 30, 1996

Note 1

State Street Research Small Capitalization Value Fund (the "Fund"), is a series of State Street Research Capital Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was organized in November, 1988 as a successor to State Street Capital Fund, Inc., a Massachusetts corporation. The Trust consists presently of three separate funds: State Street Research Small Capitalization Value Fund, State Street Research Small Capitalization Growth Fund and State Street Research Capital Fund.

The investment objective of the Fund is to provide high total return consisting principally of capital appreciation. In seeking to achieve its investment objective, the Fund invests primarily in the equity securities of small capitalization companies which are trading at prices believed to be below the true values of such securities.

The Fund is authorized to issue four classes of shares. At the present time, only Class A shares are generally available for purchase. Class B, Class C and Class D shares are not being offered at this time. Class A shares are subject to an initial sales charge of up to 4.50% and pay an annual service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investments in Securities

Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for certain securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are

State Street Research Small Capitalization Value Fund

accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost of securities delivered for both financial reporting and Federal income tax purposes.

B. Federal Income Taxes

No provision for Federal income taxes is necessary since the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, if any, within the prescribed time periods.

C. Dividends

Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

D. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

E. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.85% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. The fees of the Trustees not currently affiliated with the Adviser amounted to $11,049 during the year ended September 30, 1996.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended September 30, 1996, the amount of such expenses was $7,786.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended September 30, 1996, the amount of such expenses assumed by the Distributor and its affiliates was $187,754.

Note 4

For the year ended September 30, 1996, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities aggregated $9,307,923 and $9,060,535, respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended September 30, 1996, fees pursuant to such plan amounted to $7,456, $1,357 and $1,357 for Class A, Class B and Class D, respectively.

State Street Research Small Capitalization Value Fund

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At September 30, 1996, the Adviser owned one share of each of Class A, Class B, Class C and Class D shares and Metropolitan owned 15,453 Class A shares, 10,968 Class B shares, 510,124 Class C shares and 10,968 Class D shares of the Fund.

Share transactions were as follows:

                                                                              February 13, 1995
                                                                                (Commencement
                                                       Year ended             of Operations) to
                                                   September 30, 1996         September 30, 1995
                                              ---------------------------- ------------------------
Class A                                          Shares        Amount        Shares      Amount
 --------------------------------------------------------------------------------------------------
Shares sold                                       32,682     $   424,234    519,451    $4,982,255
Issued upon reinvestment of:
 Distribution from net realized gains             24,487         259,562       --          --
 Dividend from net investment income                 211           2,242       --          --
Shares repurchased                              (503,526)     (5,963,085)      --          --
                                              ------------ ---------------  --------- -------------
Net increase (decrease)                         (446,146)    $(5,277,047)   519,451    $4,982,255
                                              ============ ===============  ========= =============
Class B                                       Shares       Amount          Shares    Amount
 --------------------------------------------------------------------------------------------------
Shares sold                                        --        $      --       10,493    $  100,210
Issued upon reinvestment of distribution
  from net realized gains                            498           5,265       --          --
                                              ------------ ---------------  --------- -------------
Net increase                                         498     $     5,265     10,493    $  100,210
                                              ============ ===============  ========= =============
Class C                                       Shares       Amount          Shares    Amount
 --------------------------------------------------------------------------------------------------
Shares sold                                      499,540     $ 5,929,901     10,493    $  100,210
Issued upon reinvestment of distribution
  from net realized gains                            497           5,265       --          --
                                              ------------ ---------------  --------- -------------
Net increase                                     500,037     $ 5,935,166     10,493    $  100,210
                                              ============ ===============  ========= =============
Class D                                       Shares       Amount          Shares    Amount
 --------------------------------------------------------------------------------------------------
Shares sold                                        --        $      --       10,493    $  100,210
Issued upon reinvestment of distribution
  from net realized gains                            498           5,265       --          --
                                              ------------ ---------------  --------- -------------
Net increase                                         498     $     5,265     10,493    $  100,210
                                              ============ ===============  ========= =============

State Street Research Small Capitalization Value Fund

Financial Highlights

For a share outstanding throughout each year:

                                                          Class A                                  Class B
                                         ---------------------------------------- ----------------------------------------
                                                               February 13, 1995                        February 13, 1995
                                                                 (Commencement                            (Commencement
                                               Year ended      of Operations) to       Year ended       of Operations) to
                                          September 30, 1996** September 30, 1995 September 30, 1996**  September 30, 1995
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year               $11.13              $ 9.55              $11.08               $ 9.55
Net investment income (loss)*                     (0.06)               0.07               (0.17)                0.02
Net realized and unrealized gain on
  investments                                      4.66                1.51                4.65                 1.51
Dividend from net investment income               (0.09)                 --               (0.04)                  --
Distribution from net realized gains              (0.50)                 --               (0.50)                  --
                                          --------------------  ------------------ -------------------- ------------------
Net asset value, end of year                     $15.14              $11.13              $15.02               $11.08
                                          ====================  ================== ==================== ==================
Total return                                      43.63%+             16.54%+++           42.52%+              16.02%+++
Net assets at end of year (000s)                 $1,110              $5,782                $165                 $116
Ratio of operating expenses to average
  net assets*                                      1.45%               1.45%++             2.20%                2.20%++
Ratio of net investment income (loss) to
  average net assets*                             (0.56)%              1.05%++            (1.38)%               0.32%++
Portfolio turnover rate                          124.79%              47.34%             124.79%               47.34%
Average commission rate@                         $.0174                  --              $.0174                   --
*Reflects voluntary assumption of fees
 or expenses per share in each
 year (Note 3).                                   $0.32               $0.15               $0.32                $0.15

                                                          Class C                                  Class D
                                         ---------------------------------------- ----------------------------------------
                                                               February 13, 1995                        February 13, 1995
                                                                 (Commencement                            (Commencement
                                               Year ended      of Operations) to       Year ended       of Operations) to
                                          September 30, 1996** September 30, 1995 September 30, 1996**  September 30, 1995
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year               $11.15              $ 9.55              $11.08               $ 9.55
Net investment income (loss)*                     (0.06)               0.09               (0.17)                0.02
Net realized and unrealized gain on
  investments                                      4.70                1.51                4.65                 1.51
Dividend from net investment income               (0.11)                 --               (0.04)                  --
Distribution from net realized gains              (0.50)                 --               (0.50)                  --
                                          --------------------  ------------------ -------------------- ------------------
Net asset value, end of year                     $15.18              $11.15              $15.02               $11.08
                                          ====================  ================== ==================== ==================
Total return                                      43.95%+             16.75%+++           42.52%+              16.02%+++
Net assets at end of year (000s)                 $7,752                $117                $165                 $116
Ratio of operating expenses to average
  net assets*                                      1.20%               1.20%++             2.20%                2.20%++
Ratio of net investment income (loss) to
  average net assets*                             (0.43)%              1.32%++            (1.38)%               0.32%++
Portfolio turnover rate                          124.79%              47.34%             124.79%               47.34%
Average commission rate@                         $.0174                  --              $.0174                   --
*Reflects voluntary assumption of fees
 or expenses per share in each
 year (Note 3).                                   $0.32               $0.15               $0.32                $0.15

++ Annualized.

** Per-share figures have been calculated using the average shares method.

+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

@ For fiscal years beginning on or after October 1, 1995, the Fund is required to disclose its average commission rate per share paid for security trades.

Report of Independent Accountants

To the Trustees of State Street Research
Capital Trust and Shareholders of
State Street Research Small Capitalization Value Fund

We have audited the accompanying statement of assets and liabilities of State Street Research Small Capitalization Value Fund, including the schedule of portfolio investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and the period February 13, 1995 (commencement of operations) to September 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Small Capitalization Value Fund as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the period February 13, 1995 (commencement of operations) to September 30, 1995, in conformity with generally accepted accounting principles.

                                                      Coopers & Lybrand L.L.P.
Boston, Massachusetts
November 8, 1996

State Street Research Small Capitalization Value Fund

Management's Discussion of Fund Performance

Small Capitalization Value Fund finished its first full year of performance on September 30, 1996. For the past twelve months, Class A shares of the Fund provided a total return of +43.63% (does not reflect sales charge). The Lipper Analytical Services' Small Company Growth Funds category finished up 18.40% (does not include sales charge), just behind the S&P 500 which was up 20.32% for the same time period.

The small-cap sector has been noticeably affected by consolidations and takeovers. This has impacted our portfolio, particularly the business service and metal and mining sectors, with varying results. Our increased exposure in the business service sector was due mainly to the consolidations taking place within the industry. During the past twelve months, the companies in this sector have generally produced good values and consistent cash flows.

We reduced our position in the metal and mining sector for two reasons. Some securities reached price objectives, while others didn't perform as we expected. Over the past year, approximately ten companies in the portfolio were acquired, creating a performance boost for the Fund, and providing the Fund with an increased cash position and opportunities to invest in other alternatives.

September 30, 1996

The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges, where applicable. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses. The first figure reflects expense reduction; the second shows what results would have been without subsidization.

                      Change in Value of $10,000 Based on
                    the S&P 500 Compared to Change in Value
                        of $10,000 Invested in the Fund

                         **********line graphs*********

         Class A Shares
   Average Annual Total Return
1 Year              Life of Fund
+37.16%/+35.00%     +33.28%/+31.28%

          Small Capitalization Value Fund         S&P 500
2/13/95    9550                                   10000
9/30/95   11130                                   12425
9/30/96   15986                                   14949


         Class B Shares
   Average Annual Total Return
1 Year              Life of Fund
+37.52%/+35.26%     +34.04%/+31.55%

          Small Capitalization Value Fund         S&P 500
2/13/95   10000                                   10000
9/30/95   11602                                   12425
9/30/96   16135                                   14949


         Class C Shares
   Average Annual Total Return
1 Year              Life of Fund
+43.95%/+41.68%     +37.43%/+34.89%

          Small Capitalization Value Fund         S&P 500
2/13/95   10000                                   10000
9/30/95   11675                                   12425
9/30/96   16806                                   14949


         Class D Shares
   Average Annual Total Return
1 Year              Life of Fund
+41.52%/+39.26%     +35.56%/+33.03%

          Small Capitalization Value Fund         S&P 500
2/13/95   10000                                   10000
9/30/95   11602                                   12425
9/30/96   16535                                   14949